UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through April 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                      Pioneer Floating
                      Rate Fund

--------------------------------------------------------------------------------
                      Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     FLARX
                      Class C     FLRCX
                      Class Y     FLYRX

                      [LOGO]  Amundi Pioneer
                              ==============
                            ASSET MANAGEMENT
             visit us: www.amundipioneer.com


Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          55

Notes to Financial Statements                                                 62

Additional Information                                                        79

Trustees, Officers and Service Providers                                      81

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the six-month period ended April 30, 2018. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2018?

A Pioneer Floating Rate Fund's Class A shares returned 1.69% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 2.54%. During the same period, the average return of the 242 mutual funds in Morningstar's Bank Loan Funds category was 1.93%.

Q How would you describe the investment environment for investing in bank loans during the six-month period ended April 30, 2018?

A Entering the period, credit-oriented areas of the fixed-income market (securities sensitive to credit risk rather than interest-rate risk), including bank loans, continued to be supported by positive economic data. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a tax reform package in the U.S. that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

     In addition to a strong fundamental backdrop for credit, the attractiveness of bank loans as an asset class benefited from a rising-interest-rate environment. During the period, the U.S. Federal Reserve (the Fed) implemented increases in the target range for its overnight lending rate in December 2017 and March 2018, putting upward pressure on the LIBOR reference rates used to set the baseline for yields on most bank loans (LIBOR refers to London Interbank Offered Rate). The impact of the Fed's rate hikes on loan yields was somewhat muted, however, as many borrowers

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 have recently elected to tie payments to one-month LIBOR in lieu of the traditional three-month LIBOR. The three-month LIBOR rate rose faster than the one-month LIBOR due to the combination of less demand for three-month paper resulting from the new U.S. tax laws, and the U.S. government's boosting yields on three-month paper to temporarily fund an increase in deficit spending. Upward movement in loan yields was also constrained during the period by spread-tightening and a favorable refinancing environment, as loan sentiment has been supported by a low default rate. (Loan spreads are the interest rates over and above the LIBOR rate charged to borrowers by banks.)

     April 2018 saw U.S. Treasury yields embark on another upward leg in the wake of the release of the Fed's March meeting minutes, which pointed toward a consensus among committee members that U.S. inflation was safely headed toward its target and that there was, perhaps, room to raise the federal funds rate more rapidly than previously expected.

     As April drew to a close, first-quarter 2018 GDP growth was reported at 2.3%. While the readout represented a drop off from the prior three quarters, the easing was widely attributed to seasonal factors.

     Supply-and-demand factors were generally favorable for bank loans over the six months. For much of the period, new issuance was below levels from a year ago. Loan performance also benefited from strong institutional demand for yield, as reflected in robust collateralized loan obligation (CLO) formation. In addition, retail flows into loan mutual funds moved from negative in late 2017 to consistently positive as 2018 progressed.

Q What factors had the biggest effects on the Fund's benchmark-relative performance during the six-month period ended April 30, 2018?

A The Fund's performance during the period was positive, while modestly lagging the return of the benchmark S&P/LSTA Index. The Fund's benchmark-relative underperformance was due in part to our maintaining a somewhat elevated cash position in the portfolio during the early portion of the period, which held back performance to a slight degree in a rising loan market. Given the strong refinancing environment, we elected to take a cautious stance toward investing new money into secondary market loans that were trading at premiums. In addition, much of the new-issue loan calendar featured lower-quality, or more highly-leveraged loans than those we typically prefer to hold in the Fund's portfolio. More broadly, we have

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 5 usually sought to maintain a higher-quality portfolio profile than that of the benchmark. That preference weighed on the Fund's relative returns during a period that saw riskier credits in the "CCC" or lower "B" ranges generally outperform higher-quality issues.

     The Fund's allocations across industries were essentially a neutral factor in benchmark-relative performance during the period, while security selection results were a slight positive contributor. During the six-month period, none of the loan issues held by the Fund were subject to default.

     The Fund also had an out-of-benchmark position in event-linked securities, particularly "catastrophe" bonds, which are issued by insurers to mitigate the impact of having to make large claims payouts in the wake of natural disasters. The catastrophe bonds, which we hold in the portfolio due to their floating-rate coupons, aided the Fund's relative returns, and that exposure more than offset the negative effects of the portfolio's out-of-benchmark position in high-yield corporate bonds, which lagged the return of bank loans over the six-month period.

     With regard to individual portfolio holdings, exposure to Neiman Marcus, the luxury retailer, and Staples, the business supply chain, contributed positively to the Fund's benchmark-relative performance as the deteriorating conditions for brick-and-mortar retailers eased over the period. A position in Consolidated Precision Parts, which casts large components for the airline and energy industries, was another positive contributor to the Fund's relative returns. The loan had been trading at a discount and was refinanced during the six-month period. A loan for U.S. Renal Care, a dialysis provider, also outperformed and contributed to the Fund's relative performance, as the company's operating results improved over the period.

     On the downside, portfolio positions in loans for Revlon, Nature's Bounty, and PetSmart detracted from the Fund's benchmark-relative performance during the period. The price for Revlon's loans declined on poor results as well as questions surrounding the level of protection creditors would be afforded should the beauty products company be taken private. Health supplement company Nature's Bounty saw its loan price suffer on a ratings downgrade and the reporting of weak results. Finally, PetSmart's loans detracted from the Fund's relative returns as questions arose concerning the degree to which the pet products retailer would see its results boosted by its acquisition of an online competitor.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Q Did the Fund have any investments in derivative securities during the six-month period ended April 30, 2018? If so, did the derivatives have any material effect on results?

A Yes, we invested the Fund in some credit-default swaps during the period, primarily to maintain liquidity in the portfolio. The derivatives had no material impact on the Fund's performance.

Q Did the Fund's distributions* to shareholders change during the six-month period ended April 30, 2018?

A The Fund's distributions increased during the period, primarily due to two factors. The first was the effect of the Fed's interest-rate hikes, which resulted in higher lending rates for some bank loans. The second factor was the consequence of a reduction in the amount of cash held in the portfolio, as we redeployed some of the Fund's cash holdings into assets that provided more income for shareholder distributions.

Q    What is your investment outlook?

A The annual (12-month) default rate on bank loans through April 30, 2018, was 2.37% by loan volume, which was below the historical default average of slightly more than 3%. The default rate by number of issuers was 1.95%, also below the long-term average. As noted earlier, there were no defaults in the portfolio during the period. We view loan fundamentals as positive and expect default levels to remain manageable. That said, areas of the market, such as retail and media, are under pressure, and we expect defaults in those sectors to edge higher from current levels.

     We continue to maintain an up-in-quality bias in the Fund's portfolio as compared with the S&P/LSTA Performing Index. The loan market of late has seen an uptick in the amount of leverage utilized in buyout activity, and we have refrained from having the Fund participate in a number of the more-levered deals. We are emphasizing portfolio holdings of loans to borrowers with strong cash flows, which may help ensure that they can pay their loan obligations should interest rates rise meaningfully going forward, or if there is a downturn in market conditions.

     In terms of sectors, we have modestly reduced the Fund's benchmark-relative underweight to both the retail and oil & gas sectors, based on improved fundamentals. The Fund is also underweight to business

*    Distributions are not guaranteed.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 7 equipment and services and technology. The Fund held no material overweights versus the benchmark within the loan market as of April 30, 2018, and we have maintained only a modest out-of-benchmark exposure to high-yield corporates, as we view the current interest-rate environment as more favorable for bank loans. We also have maintained a modest portfolio position in catastrophe bonds, as they can provide the portfolio with a diversification** effect.

     We believe bank loans have demonstrated their value in a rising-rate environment, as they have outperformed both high-yield and investment-grade corporate bonds in the past few months. Loans continue to have better Sharpe ratios on a one-, three-, and five-year basis compared with high-yield and investment-grade bonds, and 10-year Treasuries. (Sharpe ratio is a widely used method for calculating risk-adjusted returns. Sharpe ratio is the average return earned by an investment in excess of the risk-free rate of return per unit of volatility, or total risk.) With the current U.S. economic recovery headed into its 10th year, we view our emphasis on the higher-quality tier of the loan market as appropriate for the portfolio, even if that bias has acted as somewhat of a drag on the Fund's recent benchmark-relative performance.

Please refer to the Schedule of Investments on pages 17-54 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

** Diversification does not assure a profit nor protect against loss.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 9

Portfolio Summary | 4/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                86.6%
U.S. Government and Agency Obligations                                      5.4%
U.S. Corporate Bonds                                                        3.1%
International Corporate Bonds                                               2.7%
Investment Companies                                                        1.1%
Asset Backed Security                                                       0.6%
Collateralized Mortgage Obligations                                         0.5%
U.S. Common Stocks                                                          0.0%+
U.S. Preferred Stocks                                                       0.0%+

* Includes investments in Insurance-Linked Securities totaling 1.9% of total investments.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
-----------------------------------------------------------------------------------------------------------
(As a percentage of total investments)**

  1.   U.S. Treasury Bills, 5/24/18                                                                3.08%
-----------------------------------------------------------------------------------------------------------
  2.   U.S. Treasury Bills, 5/17/18                                                                1.35
-----------------------------------------------------------------------------------------------------------
  3.   U.S. Treasury Bills, 5/3/18                                                                 1.00
-----------------------------------------------------------------------------------------------------------
  4.   Charter Communications Operating LLC (aka CCO Safari LLC), Term B Loan,
       3.91% (LIBOR + 200 bps), 4/30/25                                                            0.88
-----------------------------------------------------------------------------------------------------------
  5.   Post Holdings, Inc., Series A, Incremental Term Loan, 3.9% (LIBOR + 200 bps), 5/24/24       0.52
-----------------------------------------------------------------------------------------------------------
  6.   Scientific Games International, Inc., Initial Term B-5 Loan, 4.726%
       (LIBOR + 275 bps), 8/14/24                                                                  0.50
-----------------------------------------------------------------------------------------------------------
  7.   CenturyLink, Inc., Initial Term B Loan, 4.651% (LIBOR + 275 bps), 1/31/25                   0.49
-----------------------------------------------------------------------------------------------------------
  8.   Air Canada, Replacement Term Loan, 3.984% (LIBOR + 200 bps), 10/6/23                        0.47
-----------------------------------------------------------------------------------------------------------
  9.   American Airlines, Inc., 2017 Replacement Term Loan, 3.9% (LIBOR +
       200 bps), 6/27/20                                                                           0.46
-----------------------------------------------------------------------------------------------------------
 10.   Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term Loan, 4.999%
       (LIBOR + 275 bps), 6/14/21                                                                  0.44
-----------------------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed..

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Prices and Distributions | 4/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        4/30/18                       10/31/17
--------------------------------------------------------------------------------
           A                          $ 6.78                         $ 6.80
--------------------------------------------------------------------------------
           C                          $ 6.78                         $ 6.80
--------------------------------------------------------------------------------
           Y                          $ 6.80                         $ 6.82
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-4/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment           Short-Term             Long-Term
         Class            Income            Capital Gains          Capital Gains
--------------------------------------------------------------------------------
           A             $ 0.1334               $ --                   $ --
--------------------------------------------------------------------------------
           C             $ 0.1074               $ --                   $ --
--------------------------------------------------------------------------------
           Y             $ 0.1437               $ --                   $ --
--------------------------------------------------------------------------------

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 11

Performance Update | 4/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                    Net              Public                S&P/LSTA
                    Asset            Offering              Leveraged
                    Value            Price                 Performing
Period              (NAV)            (POP)                 Loan Index
--------------------------------------------------------------------------------
10 years            4.19%             3.71%                5.50%
5 years             2.93              1.98                 4.16
1 year              3.42             -1.23                 4.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          S&P/LSTA
           Pioneer        Leveraged
           Floating       Performing
           Rate Fund      Loan Index
4/08       $ 9,550        $10,000
4/09       $ 8,580        $ 8,731
4/10       $10,619        $11,692
4/11       $11,293        $12,548
4/12       $11,716        $12,911
4/13       $12,461        $13,935
4/14       $12,786        $14,465
4/15       $13,103        $15,022
4/16       $13,234        $15,092
4/17       $13,920        $16,330
4/18       $14,396        $17,087

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                           S&P/LSTA
                                                           Leveraged
                    If               If                    Performing
Period              Held             Redeemed              Loan Index
--------------------------------------------------------------------------------
10 years            3.40%            3.40%                 5.50%
5 years             2.14             2.14                  4.16
1 year              2.49             2.49                  4.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          S&P/LSTA
           Pioneer        Leveraged
           Floating       Performing
           Rate Fund      Loan Index
4/08       $10,000        $10,000
4/09       $ 8,916        $ 8,731
4/10       $10,954        $11,692
4/11       $11,552        $12,548
4/12       $11,875        $12,911
4/13       $12,559        $13,935
4/14       $12,791        $14,465
4/15       $13,014        $15,022
4/16       $13,052        $15,092
4/17       $13,625        $16,330
4/18       $13,964        $17,087

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 13

Performance Update | 4/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                          Net                           S&P/LSTA
                          Asset                         Leveraged
                          Value                         Performing
Period                    (NAV)                         Loan Index
--------------------------------------------------------------------------------
10 years                  4.49%                         5.50%
5 years                   3.28                          4.16
1 year                    3.74                          4.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------

                          Gross                         Net
--------------------------------------------------------------------------------
                          0.80%                         0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          S&P/LSTA
           Pioneer        Leveraged
           Floating       Performing
           Rate Fund      Loan Index
4/08       $5,000,000     $5,000,000
4/09       $4,492,912     $4,365,512
4/10       $5,578,718     $5,845,868
4/11       $5,945,446     $6,273,786
4/12       $6,175,311     $6,455,646
4/13       $6,602,090     $6,967,641
4/14       $6,796,795     $7,232,451
4/15       $6,989,147     $7,510,774
4/16       $7,087,939     $7,546,072
4/17       $7,478,509     $8,164,842
4/18       $7,758,553     $8,543,407

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2017, through April 30, 2018.

-----------------------------------------------------------------------------------------------------
 Share Class                                            A                   C                   Y
-----------------------------------------------------------------------------------------------------
 Beginning Account                                  $1,000.00           $1,000.00           $1,000.00
 Value on 11/1/17
-----------------------------------------------------------------------------------------------------
 Ending Account                                     $1,016.90           $1,013.00           $1,018.40
 Value (after expenses)
 on 4/30/18
-----------------------------------------------------------------------------------------------------
 Expenses Paid                                      $    5.10           $    8.68           $    3.50
 During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.74% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2017, through April 30, 2018.

-----------------------------------------------------------------------------------------------------
 Share Class                                            A                   C                   Y
-----------------------------------------------------------------------------------------------------
 Beginning Account                                  $1,000.00           $1,000.00           $1,000.00
 Value on 11/1/17
-----------------------------------------------------------------------------------------------------
 Ending Account                                     $1,019.74           $1,016.17           $1,021.32
 Value (after expenses)
 on 4/30/18
-----------------------------------------------------------------------------------------------------
 Expenses Paid                                      $    5.11           $    8.70           $    3.51
 During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.74% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Schedule of Investments | 4/30/18 (unaudited)

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 101.5%
                             PREFERRED STOCK -- 0.0%+ of Net Assets
                             DIVERSIFIED FINANCIALS -- 0.0%+
                             Consumer Finance -- 0.0%+
       10,902(a)             GMAC Capital Trust I, 7.624% (3 Month USD
                             LIBOR + 579 bps), 2/15/40                                       $      289,884
                                                                                             --------------
                             Total Diversified Financials                                    $      289,884
-----------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost $286,178)                                                 $      289,884
-----------------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 0.0%+ of Net Assets
                             AUTOMOBILES & COMPONENTS -- 0.0%+
                             Auto Parts & Equipment -- 0.0%+
           14                Lear Corp.                                                      $        2,617
                                                                                             --------------
                             Total Automobiles & Components                                  $        2,617
-----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.0%+
                             Computer & Electronics Retail -- 0.0%+
       54,675^(b)            Targus Cayman SubCo., Ltd.                                      $      107,710
                                                                                             --------------
                             Total Retailing                                                 $      107,710
-----------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $193,915)                                                 $      110,327
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)
-----------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.6% of Net Assets
                             BANKS -- 0.6%
                             Thrifts & Mortgage Finance -- 0.6%
      700,000(c)             Carlyle US CLO, Ltd., Series 2016-4A, Class C, 6.259%
                             (3 Month USD LIBOR + 390 bps), 10/20/27 (144A)                  $      703,492
    1,000,000(c)             Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                             5.397% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                 1,004,163
    1,500,000(c)             Home Partners of America Trust, Series 2016-2, Class E,
                             5.676% (1 Month USD LIBOR + 378 bps),
                             10/17/33 (144A)                                                      1,520,916
      800,000(c)             Octagon Investment Partners XVII, Ltd., Series 2013-1A,
                             Class CR2, 3.684% (3 Month USD LIBOR + 170 bps),
                             1/25/31 (144A)                                                         799,957
    1,000,000(c)             Palmer Square Loan Funding, Ltd., Series 2018-1A,
                             Class D, 6.172% (3 Month USD LIBOR + 395 bps),
                             4/15/26 (144A)                                                         999,911
                                                                                             --------------
                             Total Banks                                                     $    5,028,439
-----------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $5,000,915)                                               $    5,028,439
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 17

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             0.5% of Net Assets
                             BANKS -- 0.5%
                             Thrifts & Mortgage Finance -- 0.5%
    1,000,000(c)             BHMS Mortgage Trust, Series 2014-ATLS, Class BFL,
                             3.837% (1 Month USD LIBOR + 195 bps), 7/5/33 (144A)             $    1,002,901
    1,000,000(c)             Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                             Class D, 5.197% (1 Month USD LIBOR + 330 bps),
                             7/15/27 (144A)                                                       1,009,368
    1,400,000(c)             Commercial Mortgage Trust, Series 2014-FL5, Class D,
                             5.897% (1 Month USD LIBOR + 400 bps),
                             10/15/31 (144A)                                                      1,329,689
       45,064(c)             FORT CRE LLC, Series 2016-1A, Class A1, 3.398%
                             (1 Month USD LIBOR + 150 bps), 5/21/36 (144A)                           45,073
    1,035,770(c)             GS Mortgage Securities Trust, Series 2014-GSFL,
                             Class D, 5.2% (1 Month USD LIBOR + 390 bps),
                             7/15/31 (144A)                                                       1,039,015
                                                                                             --------------
                             Total Banks                                                     $    4,426,046
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.0%+
                             Other Diversified Financial Services -- 0.0%+
      104,976(c)             Velocity Commercial Capital Loan Trust, Series 2011-1,
                             5.561% (1 Month USD LIBOR + 400 bps),
                             8/25/40 (144A)                                                  $      105,827
                                                                                             --------------
                             Total Diversified Financials                                    $      105,827
-----------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $4,412,975)                                               $    4,531,873
-----------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 5.7% of Net Assets
                             AUTOMOBILES & COMPONENTS -- 0.1%
                             Auto Parts & Equipment -- 0.1%
    1,000,000                International Automotive Components Group SA,
                             9.125%, 6/1/18 (144A)                                           $    1,004,000
                                                                                             --------------
                             Total Automobiles & Components                                  $    1,004,000
-----------------------------------------------------------------------------------------------------------
                             BANKS -- 0.3%
                             Diversified Banks -- 0.3%
    1,000,000(a)(d)          Bank of America Corp., 6.3% (3 Month USD LIBOR +
                             455 bps)                                                        $    1,058,700
    1,550,000(a)(d)          BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                             631 bps) (144A)                                                      1,669,737
                                                                                             --------------
                             Total Banks                                                     $    2,728,437
-----------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.1%
                             Construction & Engineering -- 0.1%
      750,000                MasTec, Inc., 4.875%, 3/15/23                                   $      744,600
                                                                                             --------------
                             Total Capital Goods                                             $      744,600
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.3%
                             Investment Banking & Brokerage -- 0.2%
    1,500,000(c)             Goldman Sachs Group, Inc., 3.714% (3 Month USD
                             LIBOR + 177 bps), 2/25/21                                       $    1,551,276
-----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
      615,000                Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 8/1/18                                                    $      617,460
                                                                                             --------------
                             Total Diversified Financials                                    $    2,168,736
-----------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.7%
                             Oil & Gas Equipment & Services -- 0.2%
    1,000,000                Archrock Partners LP / Archrock Partners Finance Corp.,
                             6.0%, 10/1/22                                                   $    1,000,000
    1,000,000                FTS International, Inc., 6.25%, 5/1/22                               1,006,250
                                                                                             --------------
                                                                                             $    2,006,250
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.2%
      485,000                Gulfport Energy Corp., 6.625%, 5/1/23                           $      487,425
    1,000,000                Oasis Petroleum, Inc., 6.875%, 3/15/22                               1,030,000
                                                                                             --------------
                                                                                             $    1,517,425
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 0.3%
    1,400,000(c)             Golar LNG Partners LP, 8.089% (3 Month USD LIBOR +
                             625 bps), 5/18/21 (144A)                                        $    1,421,055
    1,405,000                NuStar Logistics LP, 6.75%, 2/1/21                                   1,457,687
                                                                                             --------------
                                                                                             $    2,878,742
                                                                                             --------------
                             Total Energy                                                    $    6,402,417
-----------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                             Distillers & Vintners -- 0.0%+
      359,000                Pernod Ricard SA, 4.45%, 1/15/22 (144A)                         $      371,282
-----------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.1%
      400,000(c)             Tyson Foods, Inc., 2.567% (3 Month USD LIBOR +
                             55 bps), 6/2/20                                                 $      400,807
                                                                                             --------------
                             Total Food, Beverage & Tobacco                                  $      772,089
-----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                             Health Care Facilities -- 0.4%
      600,000                CHS/Community Health Systems, Inc., 6.25%, 3/31/23              $      547,500
    1,000,000                CHS/Community Health Systems, Inc., 6.875%, 2/1/22                     542,800
    2,000,000                HCA, Inc., 5.375%, 2/1/25                                            1,990,000
      475,000                RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                             5/1/23 (144A)                                                          498,607
                                                                                             --------------
                                                                                             $    3,578,907
-----------------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.0%+
      269,000                Universal Hospital Services, Inc., 7.625%, 8/15/20              $      271,018
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 19

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.3%
    1,000,000                Centene Corp., 5.625%, 2/15/21                                  $    1,026,250
    1,000,000                Molina Healthcare, Inc., 5.375%, 11/15/22                            1,000,000
                                                                                             --------------
                                                                                             $    2,026,250
                                                                                             --------------
                             Total Health Care Equipment & Services                          $    5,876,175
-----------------------------------------------------------------------------------------------------------
                             INSURANCE -- 1.8%
                             Reinsurance -- 1.8%
    1,100,000(c)             Alamo Re, 6.617% (3 Month U.S. Treasury Bill +
                             481 bps), 6/7/18 (144A) (Cat Bond)                              $    1,103,080
    1,512,880+(e)(f)         Berwick Re 2018-1, Variable Rate Notes, 12/31/21                     1,537,994
      600,000+(e)(f)         Carnoustie Re 2016, Variable Rate Notes, 11/30/20                       64,920
      600,000+(e)(f)         Carnoustie Re 2016, Variable Rate Notes, 11/30/21                      180,840
      600,000+(e)(f)         Eden Re II, Variable Rate Notes, 3/22/22 (144A)                        617,760
      400,000(c)             Galilei Re, 6.178% (6 Month USD LIBOR + 466 bps),
                             1/8/20 (144A) (Cat Bond)                                               403,120
      250,000(c)             Galilei Re, 6.806% (6 Month USD LIBOR + 466 bps),
                             1/8/21 (144A) (Cat Bond)                                               253,525
      300,000(c)             Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps),
                             1/8/20 (144A) (Cat Bond)                                               301,200
      300,000(c)             Galilei Re, 6.988% (6 Month USD LIBOR + 545 bps),
                             1/8/21 (144A) (Cat Bond)                                               303,750
      300,000(c)             Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps),
                             1/8/20 (144A) (Cat Bond)                                               302,910
      600,000(c)             Galilei Re, 8.068% (6 Month USD LIBOR + 653 bps),
                             1/8/21 (144A) (Cat Bond)                                               607,260
      350,000+(e)(f)         Gleneagles Re 2016, Variable Rate Notes, 11/30/20                       41,020
      400,000+(e)(f)         Harambee Re 2018, Variable Rate Notes, 12/31/21                        401,560
      326,836+(e)(f)         Kilarney Re 2018, Variable Rate Notes, 4/15/19                         336,968
      350,000(c)             Kilimanjaro Re, 6.809% (3 Month USD LIBOR + 465 bps),
                             5/6/22 (144A) (Cat Bond)                                               350,000
      500,000(c)             Kilimanjaro Re, 8.557% (3 Month U.S. Treasury Bill +
                             675 bps), 12/6/19 (144A) (Cat Bond)                                    499,250
      250,000(c)             Kilimanjaro Re, 11.057% (3 Month U.S. Treasury Bill +
                             925 bps), 12/6/19 (144A) (Cat Bond)                                    249,800
      600,000(c)             Kilimanjaro II Re, 7.902% (6 Month USD LIBOR +
                             572 bps), 4/20/21 (144A) (Cat Bond)                                    612,660
      250,000+(e)(f)         Limestone Re, Variable Rate Notes, 8/31/21                             240,250
      250,000+(e)(f)         Madison Re 2016, Variable Rate Notes, 3/31/19                           15,875
      400,000+(e)(f)         Merion Re 2018-2, Variable Rate Notes, 12/31/21                        422,000
      600,000+(e)(f)         Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                         5,728
      600,000+(e)(f)         Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                         9,429
      600,000+(e)(f)         Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                       630,480
      300,000+(c)            Panthera Re, 5.307% (3 Month U.S. Treasury Bill +
                             350 bps), 3/9/20 (144A) (Cat Bond)                                     301,020
      500,000(c)             PennUnion Re, 6.307% (3 Month U.S. Treasury Bill +
                             450 bps), 12/7/18 (144A) (Cat Bond)                                    498,700

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Reinsurance (continued)
      800,000+(e)(f)         Pinehurst Re 2018, Variable Rate Notes, 1/15/19                 $      764,080
      250,000(c)             Residential Reinsurance 2015, 8.757% (3 Month U.S.
                             Treasury Bill + 695 bps), 12/6/19 (144A) (Cat Bond)                    251,025
      350,000(c)             Residential Reinsurance 2016, 5.737% (3 Month U.S.
                             Treasury Bill + 393 bps), 12/6/20 (144A) (Cat Bond)                    348,390
      500,000(c)             Residential Reinsurance 2017, 7.307% (3 Month U.S.
                             Treasury Bill + 550 bps), 12/6/21 (144A) (Cat Bond)                    496,650
      500,000+(e)(f)         Resilience Re, Variable Rate Notes, 1/8/19 (144A)                      500,000
      250,000+(e)(f)         Resilience Re, Variable Rate Notes, 4/8/19                             227,125
      300,000+(e)(f)         Resilience Re, Variable Rate Notes, 5/1/19                             268,500
      400,000+(e)(f)         Resilience Re, Variable Rate Notes, 10/8/19                            408,160
      300,000(c)             Sanders Re, 4.514% (6 Month USD LIBOR + 300 bps),
                             12/6/21 (144A) (Cat Bond)                                              300,870
      600,000+(e)(f)         St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                     121,440
      695,194+(e)(f)         St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                     763,601
      350,000(c)             Tailwind Re 2017-1, 9.057% (3 Month U.S. Treasury
                             Bill + 725 bps), 1/8/22 (144A) (Cat Bond)                              351,680
      500,000(c)             Ursa Re, 5.307% (3 Month U.S. Treasury Bill + 350 bps),
                             5/27/20 (144A) (Cat Bond)                                              500,000
      250,000+(e)(f)         Woburn Re 2018, Variable Rate Notes, 12/31/21                          256,250
                                                                                             --------------
                             Total Insurance                                                 $   15,848,870
-----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.2%
                             Diversified Metals & Mining -- 0.1%
      376,000                Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                             4/1/25 (144A)                                                   $      387,280
-----------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.1%
    1,150,000(c)             Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                             Reynolds Group Issuer Lu, 5.848% (3 Month USD
                             LIBOR + 350 bps), 7/15/21 (144A)                                $    1,165,813
                                                                                             --------------
                             Total Materials                                                 $    1,553,093
-----------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Advertising -- 0.0%+
      370,000                MDC Partners, Inc., 6.5%, 5/1/24 (144A)                         $      363,987
-----------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.3%
    1,250,000                Hughes Satellite Systems Corp., 5.25%, 8/1/26                   $    1,221,875
    1,000,000                Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                           970,000
                                                                                             --------------
                                                                                             $    2,191,875
                                                                                             --------------
                             Total Media                                                     $    2,555,862
-----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 0.2%
                             Pharmaceuticals -- 0.2%
      500,000                Endo Finance LLC, 5.75%, 1/15/22 (144A)                         $      410,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 21

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Pharmaceuticals (continued)
    1,000,000                Valeant Pharmaceuticals International, Inc., 5.5%,
                             11/1/25 (144A)                                                  $      995,000
                                                                                             --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences            $    1,405,000
-----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.4%
                             Automotive Retail -- 0.0%+
      391,000                Penske Automotive Group, Inc., 3.75%, 8/15/20                   $      388,068
-----------------------------------------------------------------------------------------------------------
                             Internet Retail -- 0.4%
    1,500,000                Booking Holdings, Inc., 3.6%, 6/1/26                            $    1,454,056
    1,500,000                Expedia Group, Inc., 4.5%, 8/15/24                                   1,500,253
                                                                                             --------------
                                                                                             $    2,954,309
                                                                                             --------------
                             Total Retailing                                                 $    3,342,377
-----------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.1%
                             Wireless Telecommunication Services -- 0.1%
      500,000                Intelsat Jackson Holdings SA, 8.0%, 2/15/24 (144A)              $      528,125
                                                                                             --------------
                             Total Telecommunication Services                                $      528,125
-----------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Airlines -- 0.2%
      987,095                Air Canada 2013-1 Class B Pass Through Trust,
                             5.375%, 5/15/21 (144A)                                          $    1,009,009
      500,000                Air Canada 2013-1 Class C Pass Through Trust, 6.625%,
                             5/15/18 (144A)                                                         500,000
      360,000                Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                             3/15/20 (144A)                                                         364,500
                                                                                             --------------
                             Total Transportation                                            $    1,873,509
-----------------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.2%
                             Gas Utilities -- 0.0%+
      250,000                Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21          $      239,375
-----------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy Traders -- 0.2%
    1,650,000                NRG Energy, Inc., 6.25%, 7/15/22                                $    1,691,250
                                                                                             --------------
                             Total Utilities                                                 $    1,930,625
-----------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $48,786,248)                                              $   48,733,915
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 5.4% of Net Assets
    8,480,000(g)             U.S. Treasury Bills, 5/3/18                                     $    8,479,264
   11,500,000(g)             U.S. Treasury Bills, 5/17/18                                        11,491,848
   26,245,000(g)             U.S. Treasury Bills, 5/24/18                                    $   26,218,214
                                                                                             --------------
                                                                                             $   46,189,326
-----------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $46,189,055)                                              $   46,189,326
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS -- 86.5% of Net Assets*(c)
                             AUTOMOBILES & COMPONENTS -- 2.6%
                             Auto Parts & Equipment -- 2.1%
    1,160,534                Allison Transmission, Inc., New Term Loan, 3.65%
                             (LIBOR + 175 bps), 9/23/22                                      $    1,171,348
    1,489,600                American Axle & Manufacturing, Inc., Tranche B Term
                             Loan, 4.15% (LIBOR + 225 bps), 4/6/24                                1,498,445
    2,979,594                BBB Industries US Holdings, Inc., First Lien Term B
                             Loan, 6.401% (LIBOR + 450 bps), 11/3/21                              3,016,839
    2,175,727                Electrical Components International, Inc., Term Loan,
                             7.052% (LIBOR + 475 bps), 5/28/21                                    2,183,886
      176,109                Federal-Mogul Corp., Tranche C Term Loan, 5.65%
                             (LIBOR + 375 bps), 4/15/21                                             178,134
    1,407,325                Horizon Global Corp., 2017 Replacement Term Loan,
                             6.401% (LIBOR + 450 bps), 6/30/21                                    1,414,361
    1,485,000                Innovative Xcessories & Services LLC, Term Loan, 6.65%
                             (LIBOR + 475 bps), 11/29/22                                          1,501,706
    1,538,040                Superior Industries International, Inc., Closing Date Term
                             Loan, 6.401% (LIBOR + 450 bps), 5/22/24                              1,552,459
    1,538,689                TI Group Automotive Systems LLC, Initial US Term Loan,
                             4.401% (LIBOR + 250 bps), 6/30/22                                    1,552,379
    2,854,151                Tower Automotive Holdings USA LLC, Initial Term Loan,
                             4.688% (LIBOR + 275 bps), 3/7/24                                     2,869,612
      807,917                Visteon Corp., New Term Loan, 3.833% (LIBOR +
                             200 bps), 3/24/24                                                      814,228
                                                                                             --------------
                                                                                             $   17,753,397
-----------------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.4%
      590,527                CH Hold Corp. (aka Caliber Collision), First Lien Initial
                             Term Loan, 4.901% (LIBOR + 300 bps), 2/1/24                     $      596,433
    1,526,286                FCA US LLC (fka Chrysler Group LLC), Tranche B Term
                             Loan, 3.9% (LIBOR + 200 bps), 12/31/18                               1,532,391
    1,213,333                Octavius Corp., (Winnebago Industries) New Tranche B
                             Term Loan, 5.547% (LIBOR + 350 bps), 11/8/23                         1,222,433
                                                                                             --------------
                                                                                             $    3,351,257
-----------------------------------------------------------------------------------------------------------
                             Tires & Rubber -- 0.1%
      725,000                Goodyear Tire & Rubber Co., Second Lien Term Loan,
                             3.9% (LIBOR + 200 bps), 3/3/25                                  $      728,625
                                                                                             --------------
                             Total Automobiles & Components                                  $   21,833,279
-----------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 11.5%
                             Aerospace & Defense -- 2.7%
    1,492,500                Accudyne Industries Borrower SCA / Accudyne Industries
                             LLC (fka Silver II US Holdings LLC), Initial Term Loan,
                             5.151% (LIBOR + 325 bps), 8/18/24                               $    1,504,209
    1,655,978                Alion Science and Technology Corp., First Lien Term Loan,
                             6.401% (LIBOR + 450 bps), 8/19/21                                    1,669,433

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 23

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Aerospace & Defense (continued)
    2,133,875                Constellis Holdings LLC, First Lien Term B Loan,
                             7.302% (LIBOR + 500 bps), 4/21/24                               $    2,148,102
    2,547,995                DAE Aviation Holdings, Inc., Initial Term Loan, 5.65%
                             (LIBOR + 375 bps), 7/7/22                                            2,571,426
    1,258,692                DynCorp International, Inc., Term Loan B2, 7.896%
                             (LIBOR + 600 bps), 7/7/20                                            1,266,034
      312,862                Engility Corp. (fka TASC, Inc.), Term B2 Loan, 4.682%
                             (LIBOR + 275 bps/PRIME + 175 bps), 8/14/23                             313,498
    1,277,283                Leidos Innovations Corp., Term Loan B, 3.688%
                             (LIBOR + 175 bps), 8/16/23                                           1,289,258
    3,241,875                MacDonald, Dettwiler and Associates, Ltd., Initial
                             Term B Loan, 4.66% (LIBOR + 275 bps), 10/4/24                        3,252,907
      997,500                MRO Holdings, Inc., Initial Term Loan, 7.552%
                             (LIBOR + 525 bps), 10/25/23                                          1,008,722
    2,718,932                Transdigm, Inc., New Tranche F Term Loan, 4.789%
                             (LIBOR + 275 bps), 6/9/23                                            2,734,541
    1,424,891                Transdigm, Inc., New Tranche G Term Loan, 4.712%
                             (LIBOR + 250 bps), 8/22/24                                           1,433,071
    2,313,757                Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                             Term Loan, 6.651% (LIBOR + 475 bps), 11/23/19                        2,319,542
    1,350,000(h)             WP CPP Holdings, LLC, First Lien Initial Term Loan, 4/30/25          1,358,437
                                                                                             --------------
                                                                                             $   22,869,180
-----------------------------------------------------------------------------------------------------------
                             Building Products -- 2.7%
    2,156,000                Armstrong World Industries, Inc., Term Loan B, 4.815%
                             (LIBOR + 275 bps), 3/31/23                                      $    2,169,923
    2,259,401                Atkore International, Inc., First Lien Initial Incremental
                             Term Loan, 5.06% (LIBOR + 275 bps), 12/22/23                         2,279,566
    2,000,000                Beacon Roofing Supply, Inc., Initial Term Loan, 4.128%
                             (LIBOR + 225 bps), 1/2/25                                            2,013,376
    2,754,157                Builders FirstSource, Inc., Refinancing Term Loan, 5.302%
                             (LIBOR + 300 bps), 2/29/24                                           2,773,092
    1,675,000                Janus International Group LLC, Term Loan, 4.901%
                             (LIBOR + 300 bps), 2/12/25                                           1,665,578
    2,700,000                NCI Building Systems, Inc., Term Loan, 3.901%
                             (LIBOR + 200 bps), 2/7/25                                            2,706,750
    2,635,746                Quikrete Holdings, Inc., First Lien Initial Term Loan,
                             4.651% (LIBOR + 275 bps), 11/15/23                                   2,650,243
      567,299                Siteone Landscape Supply LLC, Tranche D Term Loan,
                             4.66% (LIBOR + 275 bps), 4/29/22                                       570,667
      738,014                SRS Distribution, Inc., First Lien Term B-4 Loan, 5.318%
                             (LIBOR + 325 bps), 8/25/22                                             743,165
    3,613,358                Summit Materials LLC, New Term Loan, 4.151%
                             (LIBOR + 225 bps), 11/21/24                                          3,639,331
    1,488,769                Unifrax I LLC, Initial Dollar Term Loan, 5.802%
                             (LIBOR + 350 bps), 4/4/24                                            1,504,587
                                                                                             --------------
                                                                                             $   22,716,278
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.4%
    1,050,000                AECOM (fka AECOM Technology Corp.), Term B Loan,
                             3.651% (LIBOR + 175 bps), 3/13/25                               $    1,054,812
      750,000                American Traffic Solutions, Inc., First Lien Initial Term
                             Loan, 5.637% (LIBOR + 375 bps), 2/28/25                                758,906
    1,836,996                Installed Building Products, Inc., Tranche B-1 Term Loan,
                             4.401% (LIBOR + 250 bps), 4/15/24                                    1,847,329
                                                                                             --------------
                                                                                             $    3,661,047
-----------------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery & Heavy Trucks -- 0.5%
    1,932,023                Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                             Term Loan, 4.302% (LIBOR + 200 bps), 5/18/24                    $    1,936,720
      981,250                Commercial Vehicle Group, Inc., (CVG) Initial Term Loan B,
                             7.901% (LIBOR + 600 bps), 4/12/23                                      988,609
    1,161,351                Navistar, Inc., Tranche B Term Loan, 5.4% (LIBOR + 350
                             bps), 11/6/24                                                        1,170,787
      357,774                Terex Corp., 2018 Incremental US Term Loan, 3.994%
                             (LIBOR + 200 bps), 1/31/24                                             359,861
                                                                                             --------------
                                                                                             $    4,455,977
-----------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 1.9%
      948,387                Convergint Technologies LLC, First Lien Term Loan,
                             5.302% (LIBOR + 300 bps), 2/3/25                                $      949,573
    2,578,501                Dell International LLC, Refinancing Term B Loan, 3.91%
                             (LIBOR + 200 bps), 9/7/23                                            2,589,436
    2,635,875                Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                             Term B Loan, 4.688% (LIBOR + 275 bps), 11/6/23                       2,639,992
      860,000(h)             Pelican Products, Inc., First Lien Term Loan, 5/1/25                   868,062
    2,079,211                Pelican Products, Inc., Retired 05/01/2018 First Lien
                             Term Loan, 8.0% (PRIME + 325 bps), 4/10/20                           2,087,008
      997,328                Quest Software US Holdings Inc., 2017 First Lien
                             Incremental Term Loan, 7.859% (LIBOR + 550
                             bps), 10/31/22                                                       1,005,699
      495,000                Ramundsen Public Sector LLC, Term Loan, 6.151%
                             (LIBOR + 425/PRIME + 325 bps), 2/1/24                                  498,712
    3,065,853                Southwire Co., LLC, Initial Term Loan, 4.145%
                             (LIBOR + 225 bps), 2/10/21                                           3,076,394
    2,375,543                WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                             7.484% (LIBOR + 550 bps), 9/29/23                                    2,399,299
                                                                                             --------------
                                                                                             $   16,114,175
-----------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 1.6%
      833,992                AVSC Holding Corp., First Lien Initial Term Loan,
                             5.202% (LIBOR + 325 bps), 3/3/25                                $      837,119
    2,331,318                DTI Holdco, Inc., Replacement B-1 Term Loan, 6.711%
                             (LIBOR + 475 bps), 9/29/23                                           2,342,611
    2,057,484                Filtration Group Corp., Initial Dollar Term Loan, 5.302%
                             (LIBOR + 300 bps), 3/29/25                                           2,078,917

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 25

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates (continued)
    1,592,798                Gates Global LLC, Initial B-2 Dollar Term Loan, 5.052%
                             (LIBOR + 275 bps), 4/1/24                                       $    1,604,495
      866,250                Hyster-Yale Group, Inc., Term Loan, 5.151% (LIBOR + 325
                             bps), 5/30/23                                                          873,830
    1,874,403                Milacron LLC, Term B Loan, 4.401% (LIBOR + 250
                             bps), 9/28/23                                                        1,877,918
    1,741,452                ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                             5.396% (LIBOR + 350 bps), 11/20/23                                   1,757,416
    2,040,584                Shape Technologies Group, Inc., Initial Term Loan, 4.897%
                             (LIBOR + 300 bps), 4/20/25                                           2,048,236
      448,750                Thermon Industries, Inc., Term Loan B, 5.637% (LIBOR + 375
                             bps), 10/30/24                                                         452,677
                                                                                             --------------
                                                                                             $   13,873,219
-----------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 1.4%
    2,019,314                Blount International, Inc., Refinancing Term Loan,
                             6.137% (LIBOR + 425 bps), 4/12/23                               $    2,047,500
    1,995,000                Circor International, Inc., Initial Term Loan, 5.394%
                             (LIBOR + 350 bps), 12/11/24                                          2,006,471
    1,500,177                Columbus McKinnon Corp., Repriced Term Loan, 4.802%
                             (LIBOR + 250 bps), 1/31/24                                           1,512,329
    2,363,056                Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                             5.052% (LIBOR + 275 bps), 7/30/24                                    2,379,602
      700,820                NN, Inc., Tranche B Term Loan, 5.651% (LIBOR + 375
                             bps), 10/19/22                                                         701,258
    1,763,877                Tank Holding Corp. Replacement Term Loan, 5.726%
                             (LIBOR + 350 bps), 3/16/22                                           1,781,516
    1,699,201                Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                             Loan, 4.651% (LIBOR + 275 bps), 3/3/23                               1,716,724
                                                                                             --------------
                                                                                             $   12,145,400
-----------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.3%
    1,866,940                Nexeo Solutions LLC, Term B-1 Loan, 5.465% (LIBOR + 325
                             bps), 6/9/23                                                    $    1,887,360
      478,024                WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.901%
                             (LIBOR + 300 bps), 12/12/19                                            478,622
                                                                                             --------------
                                                                                             $    2,365,982
                                                                                             --------------
                             Total Capital Goods                                             $   98,201,258
-----------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 1.4%
                             Diversified Support Services -- 0.7%
      951,439                Access CIG LLC, First Lien Term B Loan, 5.651%
                             (LIBOR + 375 bps), 2/27/25                                      $      961,994
    1,521,188                Aristocrat Leisure, Ltd., 2017/2018 Incremental Term
                             Loan, 4.359% (LIBOR + 200 bps), 10/19/24                             1,531,510
      981,842                Patriot Container Corp., First Lien Closing Date Term
                             Loan, 5.397% (LIBOR + 350 bps), 3/20/25                                989,206

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Diversified Support Services (continued)
    2,077,475                TMS International Corp. (aka Tube City IMS Corp.),
                             Term B-2 Loan, 4.651% (LIBOR + 275 bps), 8/14/24                $    2,086,564
                                                                                             --------------
                                                                                             $    5,569,274
-----------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.6%
    1,741,250                Albany Molecular Research, Inc., First Lien Initial Term
                             Loan, 5.151% (LIBOR + 325 bps), 8/30/24                         $    1,756,124
    1,872,845                Infiltrator Water Technologies LLC, First Lien Term B-2
                             Loan, 5.302% (LIBOR + 300 bps), 5/27/22                              1,889,233
    1,261,544                Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                             Initial Term Loan, 4.901% (LIBOR + 300 bps), 9/27/24                 1,270,001
                                                                                             --------------
                                                                                             $    4,915,358
-----------------------------------------------------------------------------------------------------------
                             Human Resource & Employment Services -- 0.1%
      191,484                On Assignment, Inc., Initial Term B-2 Loan, 3.901%
                             (LIBOR + 200 bps), 4/2/25                                       $      192,633
    1,097,644                On Assignment, Inc., Tranche B-3 Term Loan, 3.901%
                             (LIBOR + 200 bps/PRIME + 100 bps), 6/3/22                            1,105,418
                                                                                             --------------
                                                                                             $    1,298,051
                                                                                             --------------
                             Total Commercial & Professional Services                        $   11,782,683
-----------------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 1.7%
                             Diversified Support Services -- 0.4%
    1,061,563^               ADS Tactical, Inc., Term Loan, 9.401% (LIBOR + 750
                             bps), 12/31/22                                                  $    1,082,794
      578,140                Asurion LLC (fka Asurion Corp.), Replacement B-6 Term
                             Loan, 4.651% (LIBOR + 275 bps), 11/3/23                                583,063
      245,239                IAP Worldwide Services, Inc., Second Lien Term Loan,
                             8.802% (LIBOR + 650 bps), 7/18/19                                      241,560
    1,961,962                KAR Auction Services, Inc., Tranche B-5 Term Loan,
                             4.813% (LIBOR + 250 bps), 3/9/23                                     1,972,590
                                                                                             --------------
                                                                                             $    3,880,007
-----------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.9%
    2,446,143                Advanced Disposal Services, Inc. (fka ADS Waste
                             Holdings, Inc.), Additional Term Loan, 3.998%
                             (LIBOR + 225 bps), 11/10/23                                     $    2,464,305
    1,436,813                Casella Waste Systems, Inc., Term B-1 Loan, 4.396%
                             (LIBOR + 250 bps), 10/17/23                                          1,449,385
      913,100                Clean Harbors, Inc., Initial Term Loan, 3.651%
                             (LIBOR + 175 bps), 6/30/24                                             915,383
    1,044,100                GFL Environmental, Inc., Initial US Term Loan, 5.052%
                             (LIBOR + 275 bps), 9/29/23                                           1,047,363
    1,912,175                WCA Waste Systems, Inc., Initial Term Loan, 4.401%
                             (LIBOR + 250 bps), 8/11/23                                           1,925,321
                                                                                             --------------
                                                                                             $    7,801,757
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 27

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Office Services & Supplies -- 0.1%
      498,750                Diamond (BC) B.V. Initial USD Term Loan, 4.994%
                             (LIBOR + 300 bps), 9/6/24                                       $      498,594
-----------------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.3%
    2,289,326                GW Honos Security Corp. (Garda World Security Corp.),
                             Term B Loan, 5.506% (LIBOR + 350 bps), 5/24/24                  $    2,316,798
                                                                                             --------------
                             Total Commercial Services & Supplies                            $   14,497,156
-----------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.9%
                             Apparel, Accessories & Luxury Goods -- 0.1%
      997,500                Hanesbrands Inc., New Term Loan B, 3.651%
                             (LIBOR + 175 bps), 12/16/24                                     $    1,005,910
-----------------------------------------------------------------------------------------------------------
                             Household Appliances -- 0.3%
    1,741,250                Global Appliance, Inc., Tranche B Term Loan, 5.91%
                             (LIBOR + 400 bps), 9/29/24                                      $    1,772,766
      648,375                Ring Container Technologies Group, LLC, First Lien Initial
                             Term Loan, 4.651% (LIBOR + 275 bps), 10/31/24                          651,212
                                                                                             --------------
                                                                                             $    2,423,978
-----------------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.3%
      579,601                Prestige Brands, Inc., Term B-4 Loan, 3.901% (LIBOR + 200
                             bps), 1/26/24                                                   $      583,637
    2,316,480                Reynolds Group Holdings, Inc., Incremental US Term
                             Loan, 4.651% (LIBOR + 275 bps), 2/5/23                               2,333,590
                                                                                             --------------
                                                                                             $    2,917,227
-----------------------------------------------------------------------------------------------------------
                             Leisure Products -- 0.2%
    1,375,565                Bombardier Recreational Products, Inc., Term B Loan,
                             4.4% (LIBOR + 250 bps), 6/30/23                                 $    1,385,882
                                                                                             --------------
                             Total Consumer Durables & Apparel                               $    7,732,997
-----------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 6.3%
                             Casinos & Gaming -- 1.6%
      673,270                Boyd Gaming Corporation, Refinancing Term B Loan,
                             4.244% (LIBOR + 250 bps), 9/15/23                               $      677,712
      498,750                Churchill Downs Inc., Term B Facility Loan, 3.91%
                             (LIBOR + 200 bps), 12/27/24                                            500,928
    2,977,500                CityCenter Holdings LLC, Term B Loan, 4.401%
                             (LIBOR + 250 bps), 4/18/24                                           2,997,274
    1,319,655                Eldorado Resorts, Inc., Term Loan, 4.18% (LIBOR + 225
                             bps), 4/17/24                                                        1,327,491
    2,269,210                Golden Nugget, Inc. (aka Landry's Inc.), Initial Term
                             Loan B, 4.648% (LIBOR + 275 bps), 10/4/23                            2,281,620
    4,182,174                Scientific Games International, Inc., Initial Term B-5 Loan,
                             4.726% (LIBOR + 275 bps), 8/14/24                                    4,213,829
    1,959,072                Station Casinos LLC, Term B Facility Loan, 4.41%
                             (LIBOR + 250 bps), 6/8/23                                            1,968,664
                                                                                             --------------
                                                                                             $   13,967,518
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Education Services -- 1.2%
    2,931,193                Bright Horizons Family Solutions LLC (fka Bright
                             Horizons Family Solutions, Inc.), Term B Loan, 3.901%
                             (LIBOR + 200 bps/PRIME + 100 bps), 11/7/23                      $    2,951,954
    1,281,238                Houghton Mifflin Holdings, Inc., Term Loan, 4.901%
                             (LIBOR + 300 bps), 5/28/21                                           1,191,551
    2,713,755                Laureate Education, Inc., Series 2024 Term Loan,
                             5.401% (LIBOR + 350 bps), 4/26/24                                    2,735,804
    3,340,230                McGraw-Hill Global Education Holdings LLC, First Lien
                             Term B Loan, 5.901% (LIBOR + 400 bps), 5/4/22                        3,280,286
                                                                                             --------------
                                                                                             $   10,159,595
-----------------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.7%
    2,073,750                Four Seasons Holdings Inc., 2013 First Lien Term Loan,
                             3.901% (LIBOR + 200 bps), 11/30/23                              $    2,090,599
      953,274                Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                             3.647% (LIBOR + 175 bps), 10/25/23                                     961,813
    2,407,913                Sabre GLBL, Inc., (fka Sabre, Inc.), 3.901%
                             (LIBOR + 200 bps), 2/22/24                                           2,419,010
      700,000(h)             Wyndham Hotels & Resorts, Inc., Term Loan B, 3/28/25                   706,198
                                                                                             --------------
                                                                                             $    6,177,620
-----------------------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.9%
    1,568,000                Cedar Fair LP, US Term B Loan, 3.651% (LIBOR + 175
                             bps), 4/13/24                                                   $    1,579,760
    2,561,044                Fitness International LLC, Term B Loan, 5.55%
                             (LIBOR + 325 bps), 4/18/25                                           2,572,889
    1,700,839                Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                             4.734% (LIBOR + 275 bps), 6/10/22                                    1,708,736
    1,457,976                Six Flags Theme Parks, Inc., Tranche B Term Loan,
                             3.65% (LIBOR + 175/PRIME + 75 bps), 6/30/22                          1,466,178
                                                                                             --------------
                                                                                             $    7,327,563
-----------------------------------------------------------------------------------------------------------
                             Restaurants -- 0.8%
    3,379,923                1011778 BC Unlimited Liability Co. (New Red Finance,
                             Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                             4.151% (LIBOR + 225 bps), 2/16/24                               $    3,390,133
    1,000,000                Arby's Restaurant Group, Inc., Term B Loan, 5.194%
                             (LIBOR + 325 bps), 2/5/25                                            1,011,250
    1,379,070                KFC Holdings Co. (aka Yum! Brands), 2018 Term Loan B,
                             3.644% (LIBOR + 175 bps), 4/3/25                                     1,391,137
      744,375                NPC International, Inc., First Lien Initial Term Loan,
                             5.401% (LIBOR + 350 bps), 4/19/24                                      755,541
                                                                                             --------------
                                                                                             $    6,548,061
-----------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 1.1%
    1,574,087                Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                             First Lien Initial Term Loan, 6.052% (LIBOR + 375
                             bps), 7/28/22                                                   $    1,548,901

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Fund | Semiannual Report | 4/30/1 8 29

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services (continued)
    2,567,812                Creative Artists Agency LLC, Refinancing Term Loan,
                             4.897% (LIBOR + 300 bps), 2/15/24                               $    2,591,886
    2,640,044                KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                             6.052% (LIBOR + 375 bps), 8/12/22                                    2,663,557
    2,809,921                Prime Security Services Borrower LLC, First Lien 2016-2
                             Refinancing Term B-1 Loan, 4.651% (LIBOR +
                             275 bps), 5/2/22                                                     2,831,580
                                                                                             --------------
                                                                                             $    9,635,924
                                                                                             --------------
                             Total Consumer Services                                         $   53,816,281
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.6%
                             Asset Management & Custody Banks -- 0.3%
    1,840,176                Baring Private Equity Asia VI Holdings, Ltd., First Lien
                             Initial Dollar Term Loan, 5.151% (LIBOR + 325
                             bps), 10/26/22                                                  $    1,847,077
      995,591                FinCo I LLC (aka Fortress Investment Group), Initial
                             Term Loan, 4.651% (LIBOR + 275 bps), 12/27/22                        1,006,791
                                                                                             --------------
                                                                                             $    2,853,868
-----------------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 1.0%
    2,407,612                Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan,
                             4.147% (LIBOR + 225 bps), 3/21/22                               $    2,415,323
      872,813                Clipper Acquisitions Corp. (aka TCW Group, Inc.), Term
                             B-1 Loan, 4.025% (LIBOR + 200 bps), 12/27/24                           878,813
    1,638,231                Freedom Mortgage Corp., Initial Term Loan, 6.648%
                             (LIBOR + 475 bps), 2/23/22                                           1,659,733
    1,425,000(h)             Pre-Paid Legal Services, Inc.(aka LegalShield), Term
                             Loan, 4/11/25                                                        1,440,810
      297,595(h)             SS&C Technologies Holdings, Inc., Term B-4 Loan, 4/16/25               299,910
    1,500,000                Trico Group LLC, First Lien Initial Term Loan, 8.484%
                             (LIBOR + 650 bps), 2/2/24                                            1,507,500
                                                                                             --------------
                                                                                             $    8,202,089
-----------------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.7%
    2,250,000                Duff & Phelps Investment Management Co., Initial Term
                             Loan B, 5.552% (LIBOR + 325 bps), 2/13/25                       $    2,256,750
    1,778,844                Guggenheim Partners Investment Management Holdings LLC,
                             Term B Loan, 4.651% (LIBOR + 275 bps/PRIME + 175
                             bps), 7/21/23                                                        1,784,772
    1,786,025                LPL Holdings, Inc., Tranche B Term Loan, 4.557%
                             (LIBOR + 225 bps), 9/23/24                                           1,795,700
                                                                                             --------------
                                                                                             $    5,837,222
-----------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.6%
      329,889                4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                             Loan, 6.401% (LIBOR + 450 bps), 5/8/20                          $      267,004
      673,724                Delos Finance S.a r.l., 2018 New Term Loan, 4.052%
                             (LIBOR + 175 bps), 10/6/23                                             679,128

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services (continued)
    2,253,510                Fly Funding II S.a.r.l., Term Loan, 3.8% (LIBOR + 200
                             bps), 2/9/23                                                    $    2,259,613
    2,429,162                Livingston International Inc., First Lien Refinancing
                             Term B-3 Loan, 8.052% (LIBOR + 575 bps), 3/20/20                     2,426,125
                                                                                             --------------
                                                                                             $    5,631,870
-----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 2.0%
    2,000,000                CTC AcquiCo GmbH, Facility B2, 5.243% (LIBOR + 325
                             bps), 3/7/25                                                    $    2,000,000
    1,469,697                DBRS, Ltd., Initial Term Loan, 7.234% (LIBOR + 525
                             bps), 3/4/22                                                         1,482,557
      750,000                EaglePicher Technologies LLC, First Lien Initial Term Loan,
                             5.145% (LIBOR + 325 bps), 3/8/25                                       752,344
    1,240,625                Globallogic Holdings, Inc., Refinancing Term B-1 Loan,
                             6.052% (LIBOR + 375 bps), 6/20/22                                    1,257,684
    1,500,000(h)             McDermott International, Inc., Term Loan B, 4/4/25                   1,493,571
    1,985,000                Parfums Holding Co., Inc., First Lien Initial Term Loan,
                             7.052% (LIBOR + 475 bps), 6/30/24                                    2,009,193
    1,736,875                Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                             Initial Term Loan, 7.56% (LIBOR + 525 bps), 4/29/24                  1,749,901
    1,475,726(h)             SBA Senior Finance II LLC, Initial Term Loan, 4/11/25                1,481,362
    1,050,000(h)             Sigma Holdco BV (aka Flora Foods), Term Loan B, 3/6/25               1,051,312
    2,274,751                Trans Union LLC, 2017 Replacement Term B-3 Loan,
                             3.901% (LIBOR + 200 bps), 4/10/23                                    2,285,058
    1,431,818                VICI Properties 1 LLC, Term B Loan, 3.898%
                             (LIBOR + 200 bps), 12/20/24                                          1,439,275
                                                                                             --------------
                                                                                             $   17,002,257
                                                                                             --------------
                             Total Diversified Financials                                    $   39,527,306
-----------------------------------------------------------------------------------------------------------
                             ENERGY -- 2.0%
                             Integrated Oil & Gas -- 0.2%
    1,745,625                Medallion Midland Acquisition LLC, Initial Term Loan,
                             5.151% (LIBOR + 325 bps), 10/30/24                              $    1,755,444
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.3%
    1,000,000                Gavilan Resources LLC, Second Lien Initial Term Loan,
                             7.897% (LIBOR + 600 bps), 3/1/24                                $      996,875
    1,650,000                Traverse Midstream Partners LLC, Advance Term Loan,
                             5.85% (LIBOR + 400 bps), 9/27/24                                     1,661,086
                                                                                             --------------
                                                                                             $    2,657,961
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.2%
    1,200,000(h)             Apergy Corporation, Term Loan B, 4/18/25                        $    1,209,000
      859,377                FR Dixie Acquisition Corp., Term Loan, 6.734%
                             (LIBOR + 475 bps), 12/18/20                                            373,829
                                                                                             --------------
                                                                                             $    1,582,829
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 31

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.5%
      750,000                California Resources Corp., Term Loan, 12.273%
                             (LIBOR + 1,038 bps), 12/31/21                                   $      843,750
    2,200,000                Chesapeake Energy Corp., Term Loan, Class A, 9.444%
                             (LIBOR + 750 bps), 8/23/21                                           2,333,375
      500,000                Lucid Energy Group II Borrower LLC, Initial Term Loan,
                             4.897% (LIBOR + 300 bps), 2/17/25                                      501,563
      114,334                MEG Energy Corp., Initial Term Loan, 5.81% (LIBOR + 350
                             bps), 12/31/23                                                         114,712
                                                                                             --------------
                                                                                             $    3,793,400
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.3%
    2,700,000                Delek US Holdings, Inc., Initial Term Loan, 4.401%
                             (LIBOR + 250 bps), 3/31/25                                      $    2,713,500
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 0.5%
    1,857,896                Energy Transfer Equity LP, Refinanced Term Loan,
                             3.898% (LIBOR + 200 bps), 2/2/24                                $    1,861,252
    2,187,499                Gulf Finance LLC, Tranche B Term Loan, 7.56%
                             (LIBOR + 525 bps), 8/25/23                                           2,001,562
      616,000                Summit Midstream Partners Holdings LLC, Term Loan
                             Credit Facility, 7.901% (LIBOR + 600 bps), 5/13/22                     623,700
                                                                                             --------------
                                                                                             $    4,486,514
                                                                                             --------------
                             Total Energy                                                    $   16,989,648
-----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 1.1%
                             Drug Retail -- 0.2%
    1,664,756                Hearthside Group Holdings LLC, 2017 Replacement
                             Term Loan, 4.901% (LIBOR + 300 bps), 6/2/21                     $    1,671,693
-----------------------------------------------------------------------------------------------------------
                             Food Distributors -- 0.2%
    1,776,076                CSM Bakery Solutions, Ltd., First Lien Term Loan, 6.31%
                             (LIBOR + 400 bps), 7/3/20                                       $    1,757,427
-----------------------------------------------------------------------------------------------------------
                             Food Retail -- 0.7%
      990,019                Albertson's LLC, 2017-1 Term B-5 Loan, 5.292%
                             (LIBOR + 300 bps), 12/21/22                                     $      982,841
    3,009,039                Albertson's LLC, 2017-1 Term B-6 Loan, 4.956%
                             (LIBOR + 300 bps), 6/22/23                                           2,981,534
      922,688                Packers Holdings LLC, Initial Term Loan, 5.128%
                             (LIBOR + 325 bps), 12/4/24                                             925,763
      482,625                Supervalu, Inc., Delayed Draw Term Loan, 5.401%
                             (LIBOR + 350 bps), 6/8/24                                              481,820
      804,375                Supervalu, Inc., Initial Term Loan, 5.401% (LIBOR + 350
                             bps), 6/8/24                                                           803,034
                                                                                             --------------
                                                                                             $    6,174,992
                                                                                             --------------
                             Total Food & Staples Retailing                                  $    9,604,112
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 2.9%
                             Agricultural Products -- 0.2%
    1,691,349                Darling Ingredients, Inc. (fka Darling International, Inc.),
                             Term B Loan, 3.928% (LIBOR + 100 bps/PRIME + 100
                             bps), 12/18/24                                                  $    1,710,377
-----------------------------------------------------------------------------------------------------------
                             Distillers & Vintners -- 0.1%
      493,750                Arterra Wines Canada, Inc. (fka 9941762 Canada, Inc.),
                             First Lien Dollar Replacement Term Loan, 4.952%
                             (LIBOR + 275 bps), 12/15/23                                     $      496,836
-----------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 2.5%
      700,000                CHG PPC Parent LLC, First Lien Initial Term Loan,
                             4.651% (LIBOR + 275 bps), 3/31/25                               $      705,513
    2,330,849                Chobani LLC, First Lien New Term Loan, 5.401%
                             (LIBOR + 350 bps), 10/10/23                                          2,346,388
    2,253,639                CTI Foods Holding Co., LLC, First Lien Term Loan, 5.41%
                             (LIBOR + 350 bps), 6/29/20                                           2,057,386
    1,703,991                Dole Food Co., Inc., Tranche B Term Loan, 4.648%
                             (LIBOR + 275 bps/PRIME + 200 bps), 4/6/24                            1,712,359
    2,174,075                Give and Go Prepared Foods Corp., First Lien 2017 Term
                             Loan, 6.194% (LIBOR + 425 bps), 7/29/23                              2,185,852
    3,045,329                JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                             4.678% (LIBOR + 250 bps), 10/30/22                                   3,046,471
    1,911,396                Pinnacle Foods Finance LLC, Initial B Term Loan,
                             3.637% (LIBOR + 175 bps), 2/2/24                                     1,928,451
    4,367,000                Post Holdings, Inc., Series A, Incremental Term Loan,
                             3.9% (LIBOR + 200 bps), 5/24/24                                      4,392,350
    1,518,204                Shearer's Foods LLC, First Lien Term Loan, 6.552%
                             (LIBOR + 425 bps), 6/30/21                                           1,525,795
      997,500                Utz Quality Foods, LLC, First Lien Initial Term Loan,
                             5.398% (LIBOR + 350 bps), 11/21/24                                   1,009,033
                                                                                             --------------
                                                                                             $   20,909,598
-----------------------------------------------------------------------------------------------------------
                             Soft Drinks -- 0.1%
    1,200,000                Refresco Group NV, Facility B 3, 5.189% (LIBOR + 325
                             bps), 3/28/25                                                   $    1,206,353
                                                                                             --------------
                             Total Food, Beverage & Tobacco                                  $   24,323,164
-----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 8.0%
                             Health Care Distributors -- 0.1%
    1,000,000                PharMerica Corp., First Lien Initial Term Loan,
                             5.395% (LIBOR + 350 bps), 12/6/24                               $    1,006,875
-----------------------------------------------------------------------------------------------------------
                             Health Care Equipment -- 0.1%
      593,222                Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                             Loan, 4.552% (LIBOR + 225 bps), 10/25/23                        $      597,857
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 33

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 2.5%
    2,341,893                Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                             4.401% (LIBOR + 250 bps), 2/16/23                               $    2,365,068
    2,561,435                ATI Holdings Acquisition, Inc., First Lien Initial Term Loan,
                             5.831% (LIBOR + 350 bps), 5/10/23                                    2,574,775
      323,528                CHS/Community Health Systems, Inc., Incremental 2019
                             Term G Loan, 4.984% (LIBOR + 300 bps), 12/31/19                        318,858
    1,728,273                CHS/Community Health Systems, Inc., Incremental 2021
                             Term H Loan, 5.234% (LIBOR + 325 bps), 1/27/21                       1,678,585
    2,773,345                Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.53%
                             (LIBOR + 275 bps), 6/1/22                                            2,781,144
      800,000                HCA, Inc., Tranche B-10 Term Loan, 3.901% (LIBOR + 200
                             bps), 3/13/25                                                          809,111
    3,305,793                Kindred Healthcare, Inc., New Term Loan, 5.875%
                             (LIBOR + 350 bps), 4/9/21                                            3,320,722
    3,394,051                NVA Holdings, Inc., Term Loan B3, 5.052% (LIBOR + 275
                             bps), 2/2/25                                                         3,411,551
    1,121,807                Quorum Health Corp., Term Loan, 8.651% (LIBOR + 675
                             bps), 4/29/22                                                        1,149,267
    1,710,031                Select Medical Corp., Tranche B Term Loan, 4.651%
                             (LIBOR + 275/PRIME + 175 bps), 3/1/21                                1,724,638
      634,096                Vizient, Inc., Term B-4 Loan, 4.651% (LIBOR + 275
                             bps), 2/13/23                                                          639,150
                                                                                             --------------
                                                                                             $   20,772,869
-----------------------------------------------------------------------------------------------------------
                             Health Care Services -- 3.4%
      862,170                Aegis Toxicology Sciences Corp., First Lien Initial Term
                             Loan, 6.786% (LIBOR + 450 bps), 2/24/21                         $      861,631
      894,375                Alliance HealthCare Services, Inc., First Lien Initial Term
                             Loan, 6.401% (LIBOR + 450 bps), 10/24/23                               901,456
      500,000                Alliance HealthCare Services, Inc., Second Lien Initial
                             Term Loan, 11.901% (LIBOR + 1,000 bps), 4/24/24                        497,500
      376,819                Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                             Term Loan, 7.401% (LIBOR + 550 bps), 8/4/21                            379,174
    2,114,046                DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                             Tranche B Term Loan, 4.651% (LIBOR + 275
                             bps), 6/24/21                                                        2,136,319
      812,500                Diplomat Pharmacy, Inc., Initial Term B Loan, 6.41%
                             (LIBOR + 450 bps), 12/20/24                                            820,625
    2,425,286                Envision Healthcare Corp. (fka Emergency Medical
                             Services Corp.), Initial Term Loan, 4.91% (LIBOR + 300
                             bps), 12/1/23                                                        2,440,672
    2,367,783                ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                             Term B-1 Loan, 5.151% (LIBOR + 325 bps/PRIME + 225
                             bps), 7/27/23                                                        2,386,280
      500,000                Gem Acquisitions, Inc., First LienInitial Term Loan, 5.297%
                             (LIBOR + 325 bps), 3/7/25                                              501,875

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Health Care Services (continued)
    1,974,085                Genoa a QoL Healthcare Co., LLC, First Lien Amendment
                             No. 1 Term Loan, 5.151% (LIBOR + 325 bps), 10/30/23             $    1,991,974
      816,844                GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                             5.302% (LIBOR + 300 bps), 6/28/24                                      819,907
    2,631,471                HC Group Holdings III, Inc., First Lien Initial Term Loan,
                             6.901% (LIBOR + 500 bps), 4/7/22                                     2,670,943
    1,864,866                Jaguar Holding Co. I LLC (aka Pharmaceutical Product
                             Development LLC), 2018 Term Loan, 4.611% (LIBOR + 250
                             bps), 8/18/22                                                        1,877,051
      906,832                MPH Acquisition Holdings LLC, Initial Term Loan, 5.052%
                             (LIBOR + 275 bps), 6/7/23                                              912,783
    2,548,800                National Mentor Holdings, Inc., Tranche B Term Loan,
                             5.302% (LIBOR + 300 bps), 1/31/21                                    2,569,509
    1,673,206                nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                             Term B-2 Loan, 6.401% (LIBOR + 450 bps), 10/20/22                    1,683,664
    2,970,000                Team Health Holdings, Inc., Initial Term Loan, 4.651%
                             (LIBOR + 275 bps), 2/6/24                                            2,891,111
    2,884,607                US Renal Care, Inc., First Lien Initial Term Loan, 6.552%
                             (LIBOR + 425 bps), 12/30/22                                          2,875,593
                                                                                             --------------
                                                                                             $   29,218,067
-----------------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 1.0%
    1,441,590                Greatbatch, Ltd., New Term B Loan (2017), 5.15%
                             (LIBOR + 325 bps), 10/27/22                                     $    1,456,907
    2,571,124                Halyard Health, Inc., Term Loan, 4.651% (LIBOR + 275
                             bps), 11/1/21                                                        2,594,701
    1,543,338                Kinetic Concepts, Inc., Dollar Term Loan, 5.552%
                             (LIBOR + 325 bps), 2/2/24                                            1,555,636
    3,048,747                Sterigenics-Nordion Holdings LLC, Incremental Term
                             Loan, 4.901% (LIBOR + 300 bps), 5/15/22                              3,069,231
                                                                                             --------------
                                                                                             $    8,676,475
-----------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.7%
    3,060,865                Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                             Closing Date Term Loan, 4.651% (LIBOR + 275
                             bps), 3/1/24                                                    $    3,076,408
    1,918,165                Press Ganey Holdings, Inc., 2018 First Lien Replacement
                             Term Loan, 4.651% (LIBOR + 275 bps), 10/23/23                        1,933,750
      697,230                Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.302%
                             (LIBOR + 200 bps), 3/7/24                                              701,587
                                                                                             --------------
                                                                                             $    5,711,745
-----------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.2%
    1,970,000                Prospect Medical Holdings, Inc., Term B-1 Loan, 7.438%
                             (LIBOR + 550 bps), 2/22/24                                      $    1,977,387
                                                                                             --------------
                             Total Health Care Equipment & Services                          $   67,961,275
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 35

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                               Value
-----------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
                             Household Products -- 0.8%
    2,512,375                Alphabet Holding Co., Inc. (aka Nature's Bounty), First
                             Lien Initial Term Loan, 5.401% (LIBOR + 350 bps), 9/26/24       $    2,175,822
      486,250                Energizer Holdings, Inc., Term Loan, 3.938% (LIBOR + 200
                             bps), 6/30/22                                                          488,985
    2,008,783                Spectrum Brands, Inc., 2017 Refinanced USD Term Loan,
                             3.956% (LIBOR + 200 bps), 6/23/22                                    2,012,371
    2,282,750                WKI Holding Co., Inc., Initial Term Loan, 5.773%
                             (LIBOR + 400 bps), 5/1/24                                            2,294,164
                                                                                             --------------
                                                                                             $    6,971,342
-----------------------------------------------------------------------------------------------------------
                             Personal Products -- 0.7%
    2,487,500                Albea Beauty Holdings SA, Term Loan, 5.295%
                             (LIBOR + 300 bps), 4/22/24                                      $    2,503,047
    1,525,000                Coty, Inc., USD Term Loan B, 4.128% (LIBOR + 225
                             bps), 4/7/25                                                         1,524,285
      450,796                Party City Holdings, Inc., 2018 Replacement Term Loan,
                             4.92% (LIBOR + 275 bps), 8/19/22                                       454,414
    1,780,283                Revlon Consumer Products Corp., Initial Term B Loan,
                             5.401% (LIBOR + 350 bps), 9/7/23                                     1,396,687
                                                                                             --------------
                                                                                             $    5,878,433
                                                                                             --------------
                             Total Household & Personal Products                             $   12,849,775
-----------------------------------------------------------------------------------------------------------
                             INSURANCE -- 1.2%
                             Insurance Brokers -- 0.1%
      789,249                NFP Corp., Term B Loan, 4.901% (LIBOR + 300 bps), 1/8/24        $      794,430
-----------------------------------------------------------------------------------------------------------
                             Life & Health Insurance -- 0.2%
    2,065,761                Integro Parent, Inc., First Lien Initial Term Loan, 7.658%
                             (LIBOR + 575 bps), 10/31/22                                     $    2,065,761
-----------------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.2%
    1,786,764                Alliant Holdings I LLC, Initial Term Loan, 5.151%
                             (LIBOR + 325 bps), 8/12/22                                      $    1,800,644
-----------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.7%
    1,647,645                Acrisure LLC, 2017-2 First Lien Refinancing Term Loan,
                             6.609% (LIBOR + 425 bps), 11/22/23                              $    1,665,667
    2,297,756                Confie Seguros Holding II Co., Term B Loan, 7.234%
                             (LIBOR + 525 bps), 4/19/22                                           2,302,064
    1,890,500                USI, Inc. (fka Compass Investors Inc.), 2017 New Term
                             Loan, 5.302% (LIBOR + 300 bps), 5/16/24                              1,900,795
                                                                                             --------------
                                                                                             $    5,868,526
                                                                                             --------------
                             Total Insurance                                                 $   10,529,361
-----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 9.6%
                             Aluminum -- 0.3%
EUR 2,000,000                Rain Carbon Inc., Initial Term Loan, 3.0% (EURIBOR + 300
                             bps), 1/16/25                                                   $    2,430,395
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Construction Materials -- 1.0%
    1,540,000                84 Lumber Company, Term B-1 Loan, 7.147%
                             (LIBOR + 525 bps), 10/25/23                                     $    1,562,137
    1,948,354                American Bath Group LLC, First Lien Replacement Term
                             Loan, 7.552% (LIBOR + 525 bps), 9/30/23                              1,970,880
      495,893                Associated Asphalt Partners LLC, Tranche B Term Loan,
                             7.151% (LIBOR + 525 bps), 4/5/24                                       477,710
    2,487,500                HD Supply Waterworks, Ltd., Initial Term Loan, 5.115%
                             (LIBOR + 300 bps), 8/1/24                                            2,503,047
    1,553,263                Penn Engineering & Manufacturing Corp., Tranche B Term
                             Loan, 4.651% (LIBOR + 275 bps), 6/27/24                              1,561,029
                                                                                             --------------
                                                                                             $    8,074,803
-----------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 1.6%
      498,750                Avantor, Inc., Initial Dollar Term Loan, 5.901%
                             (LIBOR + 400 bps), 11/21/24                                     $      504,829
    1,712,011                Azelis Finance SA (Azelis US Holding, Inc.), 2017
                             Refinancing Dollar Term Loan, 6.052% (LIBOR + 375
                             bps), 12/16/22                                                       1,725,921
      992,647                Chemours Co., Tranche B-2 US Dollar Term Loan, 3.66%
                             (LIBOR + 175 bps), 4/3/25                                              994,819
      997,500                Ineos US Finance LLC, New 2024 Dollar Term Loan,
                             3.901% (LIBOR + 200 bps), 4/1/24                                     1,002,254
    1,023,142                Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                             4.802% (LIBOR + 250 bps), 7/25/24                                    1,029,537
    1,750,965                Plaskolite LLC, First Lien Term Loan, 5.811% (LIBOR + 350
                             bps), 11/3/22                                                        1,761,909
    2,586,312                Tata Chemicals North America, Term Loan, 5.063%
                             (LIBOR + 275 bps), 8/7/20                                            2,617,024
      753,924                Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.302%
                             (LIBOR + 300 bps), 9/23/24                                             762,608
    1,739,826                Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.302%
                             (LIBOR + 300 bps), 9/23/24                                           1,759,865
    1,728,203                Univar USA, Inc., Term B-3 Loan, 4.401% (LIBOR + 250
                             bps), 7/1/24                                                         1,744,714
                                                                                             --------------
                                                                                             $   13,903,480
-----------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 1.3%
    2,511,503                Global Brass and Copper, Inc., Initial Term Loan, 5.188%
                             (LIBOR + 325 bps), 7/18/23                                      $    2,536,618
    1,481,250                Oxbow Calcining LLC, First Lien Tranche B Term Loan,
                             5.651% (LIBOR + 375 bps), 1/4/23                                     1,501,617
      777,000                Phoenix Services International LLC, Term Loan, 5.637%
                             (LIBOR + 375 bps), 3/1/25                                              787,684
    2,950,000(h)             US Silica Co., Term Loan B, 4/25/25                                  2,985,503
    2,893,505                US Silica Co., Term Loan, 6.75% (PRIME + 200
                             bps), 7/23/20                                                        2,907,070
                                                                                             --------------
                                                                                             $   10,718,492
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 37

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Fertilizers & Agricultural Chemicals -- 0.1%
      972,500                Methanol Holdings (Trinidad), Ltd. (Methanol Holdings
                             (Delaware) LLC), Initial Term Loan, 5.401% (LIBOR + 350
                             bps), 6/30/22                                                   $      973,083
-----------------------------------------------------------------------------------------------------------
                             Forest Products -- 0.3%
    2,085,895                Expera Specialty Solutions LLC, Term B Loan Commitment,
                             6.151% (LIBOR + 425 bps), 11/3/23                               $    2,111,969
-----------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.9%
    1,270,604                BWay Holding Co., Initial Term Loan, 5.587% (LIBOR + 325
                             bps), 4/3/24                                                    $    1,279,870
    1,492,509                Consolidated Container Co., LLC, First Lien Initial Term
                             Loan, 4.901% (LIBOR + 300 bps), 5/22/24                              1,505,009
    2,372,547                Coveris Holdings SA (fka Exopack Holdings SA), USD
                             Term B-1 Loan, 6.552% (LIBOR + 425 bps), 6/29/22                     2,384,410
      737,000                Crown Holdings, Inc., Term Loan, 4.312% (LIBOR + 200
                             bps), 4/3/25                                                           744,658
    1,945,125                Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 5.151%
                             (LIBOR + 325 bps), 10/17/24                                          1,958,498
                                                                                             --------------
                                                                                             $    7,872,445
-----------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.6%
    1,859,876                Berry Global, Inc. (fka Berry Plastics Corp.), Term Q Loan,
                             3.899% (LIBOR + 200 bps), 10/1/22                               $    1,873,439
      495,000                Berry Global, Inc. (fka Berry Plastics Corp.), Term R Loan,
                             3.897% (LIBOR + 200 bps), 1/19/24                                      498,248
    1,518,018                Caraustar Industries, Inc., Refinancing Term Loan, 7.802%
                             (LIBOR + 550 bps), 3/14/22                                           1,523,710
    1,492,500                Plastipak Holdings, Inc., Tranche B Term Loan, 6.5%
                             (PRIME + 175 bps), 10/14/24                                          1,501,128
                                                                                             --------------
                                                                                             $    5,396,525
-----------------------------------------------------------------------------------------------------------
                             Paper Products -- 0.2%
    1,642,217                Ranpak Corp., Tranche B-1 USD Term Loan, 5.15%
                             (LIBOR + 325 bps), 10/1/21                                      $    1,654,534
-----------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 2.5%
    2,416,029                Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                             Tranche B-2 Term Loan, 5.206% (LIBOR + 325
                             bps), 9/13/23                                                   $    2,434,149
    1,820,212                Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                             Tranche B-3 Term Loan, 5.206% (LIBOR + 325
                             bps), 9/13/23                                                        1,833,864
    1,811,313                Ashland LLC, Term B Loan, 3.898% (LIBOR + 200
                             bps), 5/17/24                                                        1,828,520
    2,407,961                Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                             Systems US Holdings, Inc.), Term B-2 Dollar Loan, 4.052%
                             (LIBOR + 175 bps), 6/1/24                                            2,420,261

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Specialty Chemicals (continued)
      165,064                Ferro Corporation, Tranche B-1 Term Loan, 4.349%
                             (LIBOR + 225 bps), 2/14/24                                      $      165,958
      404,301(h)             Ferro Corporation, Tranche B-2 Term Loan, 2/14/24                      406,323
      395,699(h)             Ferro Corporation, Tranche B-3 Term Loan, 2/14/24                      397,677
      348,250                H.B. Fuller Company, Commitment, 3.897% (LIBOR +
                             200 bps), 10/20/24                                                     349,805
    3,145,559                MacDermid, Inc. (Platform Specialty Products Corp.),
                             Tranche B-6 Term Loan, 4.901% (LIBOR + 300
                             bps), 6/7/23                                                         3,171,117
    2,575,022                Omnova Solutions, Inc., Term B-2 Loan, 5.151%
                             (LIBOR + 325 bps), 8/25/23                                           2,607,210
    1,633,179                Polyone Corporation, Term Loan B-4, 3.647%
                             (LIBOR + 175 bps), 11/11/22                                          1,645,427
    2,164,847                PQ Corp., Third Amendment Tranche B-1 Term Loan,
                             4.401% (LIBOR + 250 bps), 2/8/25                                     2,180,622
    1,300,659                Versum Materials, Inc. (fka Versum Materials LLC), Term
                             Loan, 4.302% (LIBOR + 200 bps), 9/29/23                              1,312,853
      313,650                W.R. Grace & Co-CONN, Term B-1 Loan, 4.058%
                             (LIBOR + 175 bps), 4/3/25                                              315,297
      537,686                W.R. Grace & Co-CONN, Term B-2 Loan, 4.058%
                             (LIBOR + 175 bps), 4/3/25                                              540,509
                                                                                             --------------
                                                                                             $   21,609,592
-----------------------------------------------------------------------------------------------------------
                             Steel -- 0.8%
    2,242,979                American Builders & Contractors Supply Co., Inc.,
                             Term B-2 Loan, 3.901% (LIBOR + 200 bps), 10/31/23               $    2,250,127
      796,000                Big River Steel LLC, Closing Date Term Loan, 7.302%
                             (LIBOR + 500 bps), 8/23/23                                             814,905
    3,682,153                Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                             Term Loan, 4.999% (LIBOR + 275 bps), 6/14/21                         3,705,933
                                                                                             --------------
                                                                                             $    6,770,965
                                                                                             --------------
                             Total Materials                                                 $   81,516,283
-----------------------------------------------------------------------------------------------------------
                             MEDIA -- 8.0%
                             Advertising -- 0.9%
    2,443,321                CB Poly Investments LLC, First Lien Closing Date Term
                             Loan, 5.651% (LIBOR + 375 bps), 8/16/23                         $    2,467,754
    1,000,000                Lamar Media Corp., Term B Loan, 3.688% (LIBOR + 175
                             bps), 3/14/25                                                        1,003,750
    1,865,702                Outfront Media Capital LLC (Outfront Media Capital Corp.),
                             Term Loan, 3.898% (LIBOR + 200 bps), 3/18/24                         1,879,195
    1,990,000                Red Ventures LLC, First Lien Term Loan, 5.901% (LIBOR + 400
                             bps), 11/8/24                                                        2,016,949
                                                                                             --------------
                                                                                             $    7,367,648
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 39

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Broadcasting -- 3.4%
    1,029,490                A-L Parent LLC (aka Learfield Communications), First
                             Lien Initial Term Loan, 5.16% (LIBOR + 325
                             bps), 12/1/23                                                   $    1,042,359
      395,640(h)             A-L Parent LLC (aka Learfield Communications),
                             Incremental Term Loan, 12/1/23                                         398,607
    1,178,667                Beasley Mezzanine Holdings, LLC, Initial Term Loan,
                             5.896% (LIBOR + 400 bps), 11/1/23                                    1,186,525
    2,431,218                CBS Radio, Inc., Additional Term B-1 Loan, 4.623%
                             (LIBOR + 275 bps), 11/18/24                                          2,449,831
    1,117,350                Checkout Holding Corp., First Lien Term B Loan, 5.401%
                             (LIBOR + 350 bps), 4/9/21                                              709,859
    1,782,000                CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                             March 2017 Refinancing Term Loan, 4.147% (LIBOR + 225
                             bps), 7/17/25                                                        1,784,005
      350,000                CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision)),
                             January 2018 Incremental Term Loan, 4.397%
                             (LIBOR + 250 bps), 1/25/26                                             351,458
      995,000                E.W. Scripps Co., Tranche B Term Loan, 3.901%
                             (LIBOR + 200 bps), 10/2/24                                             999,353
    1,481,250                Gray Television, Inc., Term B-2 Loan, 4.137%
                             (LIBOR + 225 bps), 2/7/24                                            1,489,274
    1,875,500                Hubbard Radio LLC, Term Loan, 4.91% (LIBOR + 300
                             bps), 3/28/25                                                        1,889,866
      948,391                MCC Iowa LLC, Tranche M Term Loan, 3.75% (LIBOR + 200
                             bps), 1/15/25                                                          952,737
      139,759                Mission Broadcasting, Inc., Term B-2 Loan, 4.387%
                             (LIBOR + 250 bps), 1/17/24                                             140,493
    1,088,322                Nexstar Broadcasting, Inc., Term B-2 Loan, 4.387%
                             (LIBOR + 250 bps), 1/17/24                                           1,094,036
    1,726,312                Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                             3.895% (LIBOR + 200 bps), 10/4/23                                    1,737,641
    2,419,580                Quebecor Media, Inc., Facility B-1 Tranche, 4.089%
                             (LIBOR + 225 bps), 8/17/20                                           2,428,653
    1,567,125                Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                             4.151% (LIBOR + 225 bps), 8/23/24                                    1,571,043
    2,250,000(h)             Sinclair Television Group, Inc., Term Loan B, 12/12/24               2,262,890
      695,427                Sinclair Television Group, Inc., Tranche B Term Loan,
                             4.16% (LIBOR + 225 bps), 1/3/24                                        699,031
    1,992,898                Townsquare Media, Inc., Additional Term B Loan, 4.901%
                             (LIBOR + 300 bps), 4/1/22                                            2,001,617
      171,023                Tribune Media Co., Term B Loan, 4.901% (LIBOR + 300
                             bps), 12/27/20                                                         171,449
    2,131,585                Tribune Media Co., Term C Loan, 4.901% (LIBOR + 300
                             bps), 1/26/24                                                        2,136,897
    1,692,911                Univision Communications, Inc., 2017 Replacement
                             Repriced First Lien Term Loan, 4.651% (LIBOR + 275
                             bps), 3/15/24                                                        1,672,220
                                                                                             --------------
                                                                                             $   29,169,844
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 1.9%
    1,389,500                Cable One, Inc., Incremental Term B-1 Loan, 4.06%
                             (LIBOR + 175 bps), 5/1/24                                       $    1,397,316
    7,435,778                Charter Communications Operating LLC (aka CCO Safari
                             LLC), Term B Loan, 3.91% (LIBOR + 200 bps), 4/30/25                  7,479,716
    1,091,230                MediArena Acquisition BV (fka AP NMT Acquisition BV),
                             First Lien Dollar Term B Loan, 8.058% (LIBOR + 575
                             bps), 8/13/21                                                        1,092,764
      655,000                Telenet Financing USD LLC, Term Loan AI Facility, 4.397%
                             (LIBOR + 250 bps), 3/1/26                                              658,866
    1,200,000                Unitymedia Hessen GmbH & Co. KG, Facility B, 4.147%
                             (LIBOR + 225 bps), 9/30/25                                           1,201,625
    2,165,000                UPC Financing Partnership , Facility AR, 4.397%
                             (LIBOR + 250 bps), 1/15/26                                           2,171,766
    2,600,000                Ziggo Secured Finance Partnership, Term Loan E Facility,
                             4.397% (LIBOR + 250 bps), 4/15/25                                    2,590,796
                                                                                             --------------
                                                                                             $   16,592,849
-----------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 1.3%
      839,375                AMC Entertainment Holdings, Inc., 2016 Incremental
                             Term Loan, 4.147% (LIBOR + 225 bps), 12/15/23                   $      842,348
    2,077,428                AMC Entertainment, Inc., Initial Term Loan, 4.147%
                             (LIBOR + 225 bps), 12/15/22                                          2,089,764
      630,313                Kasima LLC, Term Loan, 4.73% (LIBOR + 250
                             bps), 5/17/21                                                          634,778
    1,497,276                Live Nation Entertainment, Inc., Term B-3 Loan, 3.688%
                             (LIBOR + 175 bps), 10/31/23                                          1,507,881
    1,000,000(h)             NAI Entertainment Holdings LLC, Term Loan B, 4/25/25                 1,005,420
    1,221,635                Rovi Solutions Corp. / Rovi Guides, Inc., Term B Loan,
                             4.41% (LIBOR + 250 bps), 7/2/21                                      1,230,950
    1,905,000                Seminole Hard Rock Entertainment, Inc., Term Loan,
                             5.058% (LIBOR + 275 bps), 5/14/20                                    1,920,874
    1,410,215                WMG Acquisition Corp., Tranche E Term Loan, 4.151%
                             (LIBOR + 225 bps), 11/1/23                                           1,418,542
                                                                                             --------------
                                                                                             $   10,650,557
-----------------------------------------------------------------------------------------------------------
                             Publishing -- 0.5%
    1,834,971                DH Publishing LP, Term B-6 Loan, 4.144% (LIBOR + 225
                             bps), 8/20/23                                                   $    1,845,130
    1,116,685                Quincy Newspapers, Inc., Term Loan B, 4.914% (LIBOR + 300
                             bps/PRIME + 200 bps), 11/2/22                                        1,122,734
    1,512,256                Trader Corp., First Lien 2017 Refinancing Term Loan,
                             5.295% (LIBOR + 300 bps), 9/28/23                                    1,516,037
                                                                                             --------------
                                                                                             $    4,483,901
                                                                                             --------------
                             Total Media                                                     $   68,264,799
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 41

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 2.9%
                             Biotechnology -- 0.6%
    3,389,690                Alkermes, Inc., 2023 Term Loan, 4.13% (LIBOR + 225
                             bps), 3/27/23                                                   $    3,423,586
      953,125                INC Research Holdings, Inc., Initial Term B Loan, 4.151%
                             (LIBOR + 225 bps), 8/1/24                                              957,146
      841,500                Lantheus Medical Imaging, Inc., Replacement Term Loan,
                             5.651% (LIBOR + 375 bps), 6/30/22                                      844,656
                                                                                             --------------
                                                                                             $    5,225,388
-----------------------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 0.4%
    2,054,332                Catalent Pharma Solutions, Inc. (fka Cardinal Health
                             409, Inc.), Dollar Term Loan, 4.151% (LIBOR + 225
                             bps), 5/20/24                                                   $    2,066,886
      992,424                Explorer Holdings, Inc., Initial Term Loan, 5.806%
                             (LIBOR + 375 bps), 5/2/23                                            1,003,589
                                                                                             --------------
                                                                                             $    3,070,475
-----------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 1.9%
    1,353,391                Akorn, Inc., Term Loan, 6.188% (LIBOR + 425 bps), 4/16/21       $    1,332,245
    3,300,063                Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
                             6.188% (LIBOR + 425 bps), 4/29/24                                    3,289,063
    1,188,000                Grifols Worldwide Operations, Ltd., Tranche B Term Loan,
                             3.994% (LIBOR + 225 bps), 1/31/25                                    1,195,710
    3,001,093                Horizon Pharma, Inc., Third Amendment Refinanced Term
                             Loan, 5.188% (LIBOR + 325 bps), 3/29/24                              3,083,623
    1,313,467                Mallinckrodt International Finance SA, 2017 Term B Loan,
                             5.203% (LIBOR + 275 bps), 9/24/24                                    1,307,016
      497,500                Parexel International Corp., Initial Term Loan, 4.651%
                             (LIBOR + 275 bps), 9/27/24                                             500,050
    2,697,475                RPI Finance Trust, Initial Term Loan B-6, 4.302%
                             (LIBOR + 200 bps), 3/27/23                                           2,712,408
    2,574,152                Valeant Pharmaceuticals International, Inc., Series F-4
                             Tranche B Term Loan, 5.394% (LIBOR + 350 bps), 4/1/22                2,605,892
                                                                                             --------------
                                                                                             $   16,026,007
                                                                                             --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences            $   24,321,870
-----------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.1%
                             Diversified REIT -- 0.3%
      751,229                ESH Hospitality, Inc., Repriced Term Loan, 4.151%
                             (LIBOR + 225 bps), 8/30/23                                      $      756,126
    1,409,943                iStar, Inc. (fka iStar Financial, Inc.), Term Loan, 4.894%
                             (LIBOR + 300 bps), 10/1/21                                           1,422,245
                                                                                             --------------
                                                                                             $    2,178,371
-----------------------------------------------------------------------------------------------------------
                             Hotel & Resort REIT -- 0.3%
    2,680,300                MGM Growth Properties Operating Partnership LP, Term B
                             Loan, 3.901% (LIBOR + 200 bps), 4/25/23                         $    2,701,239
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Real Estate Development -- 0.0%+
      450,000                Hanjin International Corp. (aka Wilshire Grand Center),
                             Initial Term Loan, 4.855% (LIBOR + 250 bps), 10/19/20           $      452,390
-----------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.5%
    3,235,746                Communications Sales & Leasing, Inc. (CSL Capital LLC),
                             Shortfall Term Loan, 4.901% (LIBOR + 300 bps), 10/24/22         $    3,132,995
    1,100,000                Iron Mountain, Inc., Incremental Term Loan B, 3.648%
                             (LIBOR + 175 bps), 1/2/26                                            1,097,593
                                                                                             --------------
                                                                                             $    4,230,588
                                                                                             --------------
                             Total Real Estate                                               $    9,562,588
-----------------------------------------------------------------------------------------------------------
                             RETAILING -- 2.9%
                             Apparel Retail -- 0.2%
      656,682                Hudson's Bay Co., Initial Term Loan, 5.15%
                             (LIBOR + 325 bps), 9/30/22                                      $      623,848
    1,140,668                Men's Wearhouse, Inc., Tranche B Term Loan, 5.395%
                             (LIBOR + 350 bps), 4/9/25                                            1,151,361
                                                                                             --------------
                                                                                             $    1,775,209
-----------------------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.7%
      795,349                Avis Budget Car Rental LLC, Tranche B Term Loan, 4.31%
                             (LIBOR + 200 bps), 2/13/25                                      $      797,834
      997,500                Belron Finance US LLC, Initial Term B Loan, 4.294%
                             (LIBOR + 250 bps), 11/7/24                                           1,004,358
    1,536,075                Cooper-Standard Automotive, Inc., Additional Term B-1
                             Loan, 4.302% (LIBOR + 200 bps), 11/2/23                              1,548,079
    2,537,341                CWGS Group LLC, Term Loan, 4.641% (LIBOR + 300
                             bps), 11/23/23                                                       2,554,785
                                                                                             --------------
                                                                                             $    5,905,056
-----------------------------------------------------------------------------------------------------------
                             Department Stores -- 0.3%
      895,500                Archroma Finance S.a r.l., Facility B2, 6.587%
                             (LIBOR + 425 bps), 8/12/24                                      $      898,858
      487,261                JC Penney Corp., Inc., Term Loan, 6.234% (LIBOR + 425
                             bps), 6/23/23                                                          476,541
    1,623,681                Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                             5.141% (LIBOR + 325 bps), 10/25/20                                   1,432,319
                                                                                             --------------
                                                                                             $    2,807,718
-----------------------------------------------------------------------------------------------------------
                             Homefurnishing Retail -- 0.3%
    2,579,260                Serta Simmons Bedding LLC, First Lien Initial Term
                             Loan, 5.695% (LIBOR + 350 bps), 11/8/23                         $    2,341,324
-----------------------------------------------------------------------------------------------------------
                             Internet & Direct Marketing Retail -- 0.3%
      995,000                NAB Holdings, LLC, 2018 Refinancing Term Loan,
                             5.302% (LIBOR + 300 bps), 7/1/24                                $    1,002,773
      550,000                Shutterfly, Inc., Incremental Term Loan, 4.66%
                             (LIBOR + 275 bps), 8/17/24                                             555,500
    1,246,875                Shutterfly, Inc., Initial Term B Loan, 4.4% (LIBOR + 250
                             bps), 8/19/24                                                        1,254,668
                                                                                             --------------
                                                                                             $    2,812,941
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 43

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                      Value
-----------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 1.1%
    1,741,250                Bass Pro Group LLC, Initial Term Loan, 6.901%
                             (LIBOR + 500 bps), 9/25/24                                      $    1,753,221
    1,681,195                Michaels Stores, Inc., 2016 New Replacement Term B-1
                             Loan, 4.649% (LIBOR + 275 bps), 1/30/23                              1,692,884
    4,348,654                PetSmart, Inc., Tranche B-2 Term Loan, 4.89%
                             (LIBOR + 300 bps), 3/11/22                                           3,417,316
    2,493,750                Staples, Inc., Closing Date Term Loan, 5.787%
                             (LIBOR + 400 bps), 9/12/24                                           2,472,486
                                                                                             --------------
                                                                                             $    9,335,907
                                                                                             --------------
                             Total Retailing                                                 $   24,978,155
-----------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%
                             Semiconductor Equipment -- 0.3%
      884,526                Entegris, Inc., New Tranche B Term Loan, 4.151%
                             (LIBOR + 225 bps), 4/30/21                                      $      888,949
      818,323                MKS Instruments, Inc., Tranche B-3 Term Loan, 3.651%
                             (LIBOR + 175 bps), 5/1/23                                              824,460
      445,263                Sensata Technologies BV, Sixth Amendment Term Loan,
                             3.646% (LIBOR + 175 bps), 10/14/21                                     448,985
                                                                                             --------------
                                                                                             $    2,162,394
-----------------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.9%
      992,500                Bright Bidco BV (aka Lumileds LLC), 2018 Refinancing
                             Term B Loan, 5.732% (LIBOR + 350 bps), 6/30/24                  $    1,008,008
    2,208,707                MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                             Technology Solutions Holdings, Inc.), Initial Term Loan,
                             4.151% (LIBOR + 225 bps), 5/17/24                                    2,176,956
    3,004,118                Micron Technology, Inc., Term Loan, 3.66% (LIBOR + 175
                             bps), 4/26/22                                                        3,029,466
      276,043                Microsemi Corp., Term Loan B, 3.898% (LIBOR + 200
                             bps), 1/15/23                                                          277,186
    1,313,894                ON Semiconductor Corp., 2017 New Replacement Term B-2
                             Loan, 3.901% (LIBOR + 200 bps), 3/31/23                              1,323,585
                                                                                             --------------
                                                                                             $    7,815,201
                                                                                             --------------
                             Total Semiconductors & Semiconductor Equipment                  $    9,977,595
-----------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 6.2%
                             Application Software -- 0.8%
    1,492,500                Applied Systems, Inc., First Lien Initial Term Loan,
                             5.552% (LIBOR + 325 bps), 9/19/24                               $    1,507,322
    1,625,623                Infor (US), Inc. (fka Lawson Software, Inc.), Tranche B-6
                             Term Loan, 4.651% (LIBOR + 275 bps), 2/1/22                          1,634,912
    2,118,115                STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                             7.151% (LIBOR + 525 bps), 6/30/22                                    2,120,762
    1,621,784                Verint System Inc., Term Loan B, 3.887% (LIBOR + 200
                             bps), 6/28/24                                                        1,631,920
                                                                                             --------------
                                                                                             $    6,894,916
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 1.2%
      987,500                Conduent, Inc., Term B Loan, 4.901% (LIBOR + 300
                             bps), 12/7/23                                                   $      994,495
      696,491                Everi Payments Inc., Term B Loan, 5.494% (LIBOR + 350
                             bps), 5/9/24                                                           702,150
    2,901,211                First Data Corp., 2022D New Dollar Term Loan, 4.147%
                             (LIBOR + 225 bps), 7/8/22                                            2,914,644
    2,841,078                First Data Corp., 2024A New Dollar Term Loan, 4.147%
                             (LIBOR + 225 bps), 4/26/24                                           2,854,610
      769,090                Global Payments, Inc., Term B-3 Loan, 3.651%
                             (LIBOR + 175 bps), 4/21/23                                             775,819
      800,000                Verifone, Inc., Term Loan B, 3.91% (LIBOR + 200
                             bps), 1/31/25                                                          803,336
    1,405,651                WEX, Inc., Term B-2 Loan, 4.151% (LIBOR + 225
                             bps), 6/30/23                                                        1,416,678
                                                                                             --------------
                                                                                             $   10,461,732
-----------------------------------------------------------------------------------------------------------
                             Internet Software & Services -- 1.1%
    1,488,061                Match Group, Inc. (fka The Match Group, Inc.), Additional
                             Term B-1 Loan, 4.397% (LIBOR + 250 bps), 11/16/22               $    1,499,221
    3,342,182                Rackspace Hosting, Inc., First Lien Term B Loan, 4.787%
                             (LIBOR + 300 bps), 11/3/23                                           3,338,469
      722,991                Vantiv LLC, New Term B-3 Loan, 3.896% (LIBOR + 200
                             bps), 10/14/23                                                         728,284
      996,000                Vantiv LLC, New Term B-4 Loan, 3.896% (LIBOR + 200
                             bps), 8/9/24                                                         1,003,470
    2,295,129                Zayo Group LLC (Zayo Capital, Inc.), 2017 Incremental
                             Refinancing B-2 Term Loan, 4.151% (LIBOR + 225
                             bps), 1/19/24                                                        2,314,068
                                                                                             --------------
                                                                                             $    8,883,512
-----------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 1.7%
      950,000                Altran Technologies, Facility B, 4.796% (LIBOR + 275
                             bps), 3/20/25                                                   $      955,938
      658,421                Booz Allen Hamilton, Inc., New Refinancing Tranche B Term
                             Loan, 3.901% (LIBOR + 200 bps), 6/30/23                                663,771
    2,499,621                CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW Corp.),
                             Term Loan, 4.06% (LIBOR + 175 bps), 8/17/23                          2,510,167
    1,000,000                Flexera Software LLC (fka Flexera Software, Inc.), First Lien
                             Initial Term Loan, 5.16% (LIBOR + 325 bps), 2/26/25                  1,006,458
    1,982,853                Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                             Tranche B-1 Term Loan, 4.151% (LIBOR + 225
                             bps), 2/15/24                                                        1,993,870
      767,265                Kronos, Inc., First Lien Incremental Term Loan, 4.88%
                             (LIBOR + 300 bps), 11/1/23                                             775,123
    2,563,469                Rocket Software, Inc., First Lien Term Loan, 6.052%
                             (LIBOR + 375 bps), 10/14/23                                          2,588,034
      977,444                Sitel Worldwide Corp., First Lien Term B-1 Loan, 7.875%
                             (LIBOR + 550 bps), 9/18/21                                             984,774

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 45

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services (continued)
      576,752                SS&C Technologies Holdings, Inc., 2017 Refinancing New
                             Term B-1 Loan, 4.151% (LIBOR + 225 bps), 7/8/22                 $      581,438
    2,556,309                Tempo Acquisition LLC, Initial Term Loan, 4.901%
                             (LIBOR + 300 bps), 5/1/24                                            2,573,245
                                                                                             --------------
                                                                                             $   14,632,818
-----------------------------------------------------------------------------------------------------------
                             Systems Software -- 1.4%
    2,330,394                Avast Holding BV, Refinancing Dollar Term Loan, 5.052%
                             (LIBOR + 275 bps), 9/30/23                                      $    2,347,326
    3,060,965                EZE Software Group LLC, First Lien Term B-2 Loan,
                             5.051% (LIBOR + 300 bps), 4/6/20                                     3,084,559
      619,094                Ivanti Software, Inc. (fka LANDesk Group, Inc.), First Lien
                             Term Loan, 6.16% (LIBOR + 425 bps), 1/20/24                            611,820
    1,549,722                MA FinanceCo., LLC (aka Micro Focus International Plc),
                             Tranche B-2 Term Loan, 4.401% (LIBOR + 250
                             bps), 11/19/21                                                       1,546,574
      225,348                MA FinanceCo., LLC (aka Micro Focus International Plc),
                             Tranche B-3 Term Loan, 4.651% (LIBOR + 275 bps), 6/21/24               223,940
    1,520,277                Seattle Spinco, Inc. (aka Micro Focus International Plc),
                             Initial Term Loan, 4.651% (LIBOR + 275 bps), 6/21/24                 1,512,675
    1,504,849                West Corp., Term B Loan, 5.901% (LIBOR + 400
                             bps), 10/10/24                                                       1,512,726
      970,000                West Corporation, Incremental Term B-1 Loan, 5.401%
                             (LIBOR + 350 bps), 10/10/24                                            979,195
                                                                                             --------------
                                                                                             $   11,818,815
                                                                                             --------------
                             Total Software & Services                                       $   52,691,793
-----------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                             Communications Equipment -- 0.6%
    2,119,688                Avaya, Inc., Initial Term Loan, 6.647% (LIBOR + 475
                             bps), 12/15/24                                                  $    2,146,183
    2,299,961                Ciena Corp., Refinancing Term Loan, 4.397% (LIBOR + 250
                             bps), 1/28/22                                                        2,314,336
    1,056,588                Commscope, Inc., Tranche 5 Term Loan, 3.901% (LIBOR + 200
                             bps), 12/29/22                                                       1,064,183
                                                                                             --------------
                                                                                             $    5,524,702
-----------------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.3%
      328,319                Generac Power Systems, Inc., 2017-2 New Term Loan,
                             4.308% (LIBOR + 200 bps), 5/31/23                               $      329,857
    2,257,535                Mirion Technologies (Finance) LLC (Mirion Technologies, Inc.),
                             First Lien Initial Term Loan, 7.052% (LIBOR + 475
                             bps), 3/31/22                                                        2,255,417
                                                                                             --------------
                                                                                             $    2,585,274
-----------------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.2%
    1,563,726                Zebra Technologies Corp., Tranche B Term Loan, 4.362%
                             (LIBOR + 200 bps), 10/27/21                                     $    1,575,894
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.2%
    1,300,000(h)             TTM Technologies, Inc., Term Loan B, 9/28/24                    $    1,311,375
-----------------------------------------------------------------------------------------------------------
                             Technology Distributors -- 0.1%
        2,898                SS&C Technologies Holdings, Inc., 2017 Refinancing New
                             Term B-2 Loan, 4.151% (LIBOR + 225 bps), 7/8/22                 $        2,921
      804,333(h)             SS&C Technologies Holdings, Inc., Term B-3 Loan, 4/16/25               810,589
                                                                                             --------------
                                                                                             $      813,510
-----------------------------------------------------------------------------------------------------------
                             Technology Hardware, Storage & Peripherals -- 0.1%
    1,052,925                Western Digital Corp., US Term B-3 Loan, 3.9% (LIBOR + 200
                             bps), 4/29/23                                                   $    1,060,916
                                                                                             --------------
                             Total Technology Hardware & Equipment                           $   12,871,671
-----------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 3.0%
                             Integrated Telecommunication Services -- 1.9%
    4,241,250                CenturyLink, Inc., Initial Term B Loan, 4.651% (LIBOR + 275
                             bps), 1/31/25                                                   $    4,184,256
    1,637,481                Cincinnati Bell, Inc., Tranche B Term Loan, 5.571%
                             (LIBOR + 325 bps), 10/2/24                                           1,659,996
    1,141,375                Frontier Communications Corp., Term B-1 Loan, 5.66%
                             (LIBOR + 375 bps), 6/15/24                                           1,129,248
      589,786                General Communications, Inc., New Term B Loan, 4.151%
                             (LIBOR + 225 bps), 2/2/22                                              592,735
    2,717,027                Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.148%
                             (LIBOR + 225 bps), 2/22/24                                           2,730,370
    1,534,500                Numericable US LLC, USD TLB-11 Term Loan, 4.651%
                             (LIBOR + 275 bps), 7/31/25                                           1,521,552
      498,750                Securus Technologies Holdings, Inc., First Lien Initial Term
                             Loan, 6.401% (LIBOR + 450 bps), 11/1/24                                505,374
    1,990,000                SFR Group SA, USD Term Loan B-12, 5.348% (LIBOR + 300
                             bps), 1/31/26                                                        1,971,967
      693,622                Windstream Services LLC (fka Windstream Corp.),
                             Tranche B-6 Term Loan, 5.9% (LIBOR + 400 bps), 3/29/21                 666,744
      955,618                Windstream Services LLC (fka Windstream Corp.),
                             Tranche B-7 Term Loan, 5.15% (LIBOR + 325 bps), 2/17/24                858,115
                                                                                             --------------
                                                                                             $   15,820,357
-----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 1.1%
    1,990,000                Altice Financing SA, October 2017 USD Term Loan,
                             5.098% (LIBOR + 275 bps), 1/31/26                               $    1,973,208
    2,350,005                Altice US Finance I Corp., March 2017 Refinancing Term
                             Loan, 4.151% (LIBOR + 225 bps), 7/28/25                              2,350,005
      875,000                Intelsat Jackson Holdings SA, Tranche B-4 Term Loan,
                             6.456% (LIBOR + 450 bps), 1/2/24                                       909,781
    3,291,750                Sprint Communications, Inc., Initial Term Loan, 4.438%
                             (LIBOR + 250 bps), 2/2/24                                            3,304,094

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 47

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                      Value
-----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services (continued)
    1,045,876                Virgin Media Bristol LLC, Facility K, 4.397% (LIBOR + 250
                             bps), 1/15/26                                                   $    1,052,341
                                                                                             --------------
                                                                                             $    9,589,429
                                                                                             --------------
                             Total Telecommunication Services                                $   25,409,786
-----------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 2.1%
                             Air Freight & Logistics -- 0.4%
      541,872                Ceva Group Plc (fka Louis No.1 Plc/TNT Logistics),
                             Pre-Funded L/C Term Loan, 2.208% (LIBOR -- 10
                             bps/Fee + 650 bps), 3/19/21                                     $      539,840
      548,571                Ceva Intercompany BV, Dutch BV Term Loan, 7.859%
                             (LIBOR + 550 bps), 3/19/21                                             546,514
       94,581                Ceva Logistics Canada, ULC, Canadian Term Loan,
                             7.859% (LIBOR + 550 bps), 3/19/21                                       94,226
      756,650                Ceva Logistics US Holdings, Inc. (fka Louis U.S. Holdco,
                             Inc.), US Term Loan, 7.859% (LIBOR + 550 bps), 3/19/21                 753,813
    1,627,750                Syncreon Global Finance, Inc., Term Loan, 6.609%
                             (LIBOR + 425 bps), 10/28/20                                          1,507,196
                                                                                             --------------
                                                                                             $    3,441,589
-----------------------------------------------------------------------------------------------------------
                             Airlines -- 1.3%
    3,955,125                Air Canada, Replacement Term Loan, 3.984% (LIBOR + 200
                             bps), 10/6/23                                                   $    3,983,966
      490,000                American Airlines, Inc. Replacement Class B Term Loan,
                             3.901% (LIBOR + 200 bps), 4/28/23                                      490,995
      871,987                American Airlines, Inc., 2017 Class B Term Loan, 3.897%
                             (LIBOR + 200 bps), 12/14/23                                            874,166
    3,879,991                American Airlines, Inc., 2017 Replacement Term Loan, 3.9%
                             (LIBOR + 200 bps), 6/27/20                                           3,890,661
    1,667,531                United Airlines, Inc., Class B Term Loan, 3.901%
                             (LIBOR + 200 bps), 4/1/24                                            1,677,258
                                                                                             --------------
                                                                                             $   10,917,046
-----------------------------------------------------------------------------------------------------------
                             Highways & Railtracks -- 0.0%+
      500,000                Deck Chassis Acquisition Inc., Second Lien Initial Term
                             Loan, 7.901% (LIBOR + 600 bps), 6/15/23                         $      510,000
-----------------------------------------------------------------------------------------------------------
                             Marine -- 0.2%
      833,805                Commercial Barge Line Co., Initial Term Loan, 10.651%
                             (LIBOR + 875 bps), 11/12/20                                     $      491,632
      962,026                Navios Maritime Partners LP, Initial Term Loan, 7.08%
                             (LIBOR + 500 bps), 9/14/20                                             968,039
                                                                                             --------------
                                                                                             $    1,459,671
-----------------------------------------------------------------------------------------------------------
                             Trucking -- 0.2%
      108,794                Kenan Advantage Group Holdings Corp., Initial Canadian
                             Term Loan, 4.901% (LIBOR + 300 bps), 7/29/22                    $      109,406

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Trucking (continued)
      357,757                Kenan Advantage Group Holdings Corp., Initial US Term
                             Loan, 4.901% (LIBOR + 300 bps), 7/29/22                         $      359,769
      984,530                YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.401%
                             (LIBOR + 850 bps), 7/26/22                                             994,683
                                                                                             --------------
                                                                                             $    1,463,858
                                                                                             --------------
                             Total Transportation                                            $   17,792,164
-----------------------------------------------------------------------------------------------------------
                             UTILITIES -- 2.3%
                             Electric Utilities -- 1.3%
    2,393,771                APLP Holdings, Ltd., Partnership, Term Loan, 4.901%
                             (LIBOR + 300 bps), 4/13/23                                      $    2,419,954
    1,745,625                Calpine Construction Finance Co. LP, Term B Loan, 4.401%
                             (LIBOR + 250 bps), 1/15/25                                           1,751,393
      987,500                Dayton Power & Light Co., Term Loan, 3.91% (LIBOR + 200
                             bps), 8/24/22                                                          991,820
      498,750                Exgen Renewables IV LLC, 4.99% (LIBOR + 300 bps), 11/28/24             503,114
      691,119                Helix Gen Funding LLC, Term Loan, 5.651% (LIBOR + 375
                             bps), 6/3/24                                                           698,160
    1,000,000                St. Joseph Energy Centre, LLC, Term Loan B, 5.25%
                             (LIBOR + 350 bps), 4/4/25                                            1,010,625
    2,361,764                TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                             5.651% (LIBOR + 375 bps), 10/2/23                                    2,371,365
      239,869                Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                             Initial Term C Loan, 4.401% (LIBOR + 250 bps), 8/4/23                  241,817
    1,350,160                Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                             Initial Term Loan, 4.401% (LIBOR + 250 bps), 8/4/23                  1,361,130
                                                                                             --------------
                                                                                             $   11,349,378
-----------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy Traders -- 0.7%
    1,015,387                Calpine Corp., Term Loan, 4.81% (LIBOR + 250 bps), 1/15/24      $    1,020,720
    1,361,358                Dynegy, Inc., Tranche C-2 Term Loan, 4.398% (LIBOR + 250
                             bps), 2/7/24                                                         1,372,110
    1,992,453                NRG Energy, Inc., Term Loan, 4.052% (LIBOR + 175
                             bps), 6/30/23                                                        1,999,825
    1,364,491                TerraForm AP Acquisition Holdings LLC, Term Loan,
                             6.552% (LIBOR + 425 bps), 6/27/22                                    1,374,724
      498,750                TerraForm Power Operating LLC, Term Loan, 4.651%
                             (LIBOR + 275 bps), 11/8/22                                             502,491
                                                                                             --------------
                                                                                             $    6,269,870
-----------------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.0%+
      324,188                Compass Power Generation LLC, Term Loan, 6.052%
                             (LIBOR + 375 bps), 12/20/24                                     $      328,578
-----------------------------------------------------------------------------------------------------------
                             Water Utilities -- 0.3%
      916,430                Culligan NewCo., Ltd., First Lien Tranche B-1 Term Loan,
                             5.151% (LIBOR + 325 bps), 12/13/23                              $      922,447

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 49

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             Water Utilities (continued)
    1,123,183                EWT Holdings III Corp,. Refinancing 2017-2 First Lien
                             Term Loan, 5.302% (LIBOR + 300 bps), 12/20/24                   $    1,134,415
                                                                                             --------------
                                                                                             $    2,056,862
                                                                                             --------------
                             Total Utilities                                                 $   20,004,688
-----------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                             (Cost $734,514,291)                                             $  737,039,687
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                             INVESTMENT COMPANIES -- 1.1% of Net Assets
                             BANKS -- 0.1%
                             Diversified Banks -- 0.1%
      100,000                Invesco Senior Income Trust                                     $      444,000
                                                                                             --------------
                             Total Banks                                                     $      444,000
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.0%
                             Asset Management & Custody Banks -- 0.5%
      100,000                BlackRock Floating Rate Income Strategies Fund, Inc.            $    1,455,000
      100,000                Eaton Vance Floating-Rate Income Trust                               1,508,000
      100,000                First Trust Senior Floating Rate Income Fund II                      1,329,000
                                                                                             --------------
                                                                                             $    4,292,000
-----------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.1%
       50,000                Invesco Senior Loan ETF (formerly, PowerShares Senior
                             Loan Portfolio)                                                 $    1,155,500
-----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.4%
       36,000                iShares iBoxx $ High Yield Corporate Bond ETF                   $    3,085,200
-----------------------------------------------------------------------------------------------------------
                             Total Diversified Financials                                    $    8,532,700
-----------------------------------------------------------------------------------------------------------
                             TOTAL MUTUAL FUNDS
                             (Cost $8,864,754)                                               $    8,976,700
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)
-----------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 1.7% of
                             Net Assets
                             COMMERCIAL PAPER -- 1.0%
    2,130,000                Federation des Caisses Desjardins du Quebec,
                             1.66%, 5/1/18                                                   $    2,129,898
    2,130,000                Natixis NY, 1.68%, 5/1/18                                            2,129,901
    2,130,000                Prudential Funding LLC, 1.67%, 5/1/18                                2,129,898
    2,130,000                Southern California Edison Co., 2.08%, 5/1/18                        2,129,883
                                                                                             --------------
                                                                                             $    8,519,580
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                              Value
-----------------------------------------------------------------------------------------------------------
                             REPURCHASE AGREEMENTS -- 0.7%
    1,850,000                $1,850,000 RBC Capital Markets LLC, 1.71%,
                             dated 4/30/18 plus accrued interest on 5/1/18
                             collateralized by $1,887,001 Freddie Mac Giant,
                             3.0%, 7/1/29.                                                   $    1,850,000
    4,115,000                $4,115,000 ScotiaBank, 1.73%, dated 4/30/18 plus
                             accrued interest on 5/1/18 collateralized by $4,197,502
                             Federal National Mortgage Association, 3.0% - 4.0%,
                             7/1/29 - 7/1/44.                                                     4,115,000
                                                                                             --------------
                                                                                             $    5,965,000
-----------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $14,485,000)                                              $   14,484,580
-----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 101.5%
                             (Cost $862,733,331)                                             $  865,384,731
-----------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- (1.5)%                          $  (13,085,021)
-----------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                            $  852,299,710
===========================================================================================================

bps           Basis Point.

EURIBOR       Euro Interbank Offered Rate.

LIBOR         London Interbank Offered Rate.

PRIME         U.S. Federal Funds Rate.

REIT          Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $30,371,357, or 3.6% of net assets.

(Cat Bond)    Catastrophe or event-linked bond. At April 30, 2018,
              the value of these securities amounted to $8,034,890, or 0.9% of net assets. See Notes to Financial Statements -- Note 1I.

+             Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
              (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at April 30, 2018.

(b)           Non-income producing security.

(c) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2018.

(d)           Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 51

(e) Structured reinsurance investment. At April 30, 2018, the value of these securities amounted to $7,813,980, or 0.9% of net assets. See Notes to Financial Statements -- Note 1I.

(f)           Rate to be determined.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h) This term loan will settle after April 30, 2018, at which time the interest rate will be determined.

 FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------------------------------------------------------------------------
 Currency           In                   Currency                                              Settlement        Unrealized
 Purchased          Exchange for         Sold             Deliver         Counterparty         Date              Appreciation
------------------------------------------------------------------------------------------------------------------------------
  USD               2,453,568            EUR              (2,013,804)     Bank of              6/29/18           $9,537
                                                                          New York, NY
------------------------------------------------------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                                       $9,537
==============================================================================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------------------
                        Obligation                             Annual
 Notional               Reference/              Pay/           Fixed      Expiration    Premiums       Unrealized       Market
 Amount ($)(1)          Index                   Receive(2)     Rate       Date          Paid           Appreciation     Value
----------------------------------------------------------------------------------------------------------------------------------
     1,306,250          Markit CDX North        Receive        5.00%       6/20/20      $ 69,761       $ 22,086         $  91,847
                        America High Yield
                        Index Series 24
     3,000,000          Markit CDX North        Receive        1.00%      12/20/20        54,248          2,111            56,359
                        America High Yield
                        Index Series 25
     1,468,800          Markit CDX North        Receive        5.00%      12/20/20        81,453         26,365           107,818
                        America High Yield
                        Index Series 25
     7,389,200          Markit CDX North        Receive        5.00%      12/20/21       521,831         73,548           595,379
                        America High Yield
                        Index Series 27
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                                                   $727,293       $124,110         $ 851,403
==================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018 were as follows:

--------------------------------------------------------------------------------
                                              Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                     $          --        $  47,816,605
Other Long-Term Securities                    $ 164,461,013        $ 161,675,530

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the
"Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended April 30, 2018, the Fund did not engage in cross trade activity.

At April 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $864,895,904 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                           $ 8,474,439

       Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                            (7,124,672)
                                                                              ===========
       Net unrealized appreciation                                            $ 1,349,767
                                                                              ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements --
              Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------
                               Level 1        Level 2           Level 3        Total
---------------------------------------------------------------------------------------------
 Preferred Stock               $  289,884     $          --     $       --     $      289,884
 Common Stocks
   Retailing
     Computer &
       Electronics Retail              --                --        107,710            107,710
   All Other Common Stocks          2,617                --             --              2,617
 Asset Backed Securities               --         5,028,439             --          5,028,439
 Collateralized Mortgage
     Obligations                       --         4,531,873             --          4,531,873
 Corporate Bonds
   Insurance
     Reinsurance                       --         7,733,870      8,115,000         15,848,870
   All Other Corporate Bonds           --        32,885,045             --         32,885,045
 U.S. Government and
     Agency Obligations                --        46,189,326             --         46,189,326
 Senior Secured Floating
     Rate Loan Interests
     Commercial Services &
       Supplies
       Diversified Support
          Services                     --         2,797,213      1,082,794          3,880,007
     All Other Senior Secured
       Floating Rate
       Loan Interests                  --       733,159,680             --        733,159,680

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 53

------------------------------------------------------------------------------------------
                            Level 1       Level 2          Level 3          Total
------------------------------------------------------------------------------------------
Mutual Funds                $8,976,700    $         --     $         --     $    8,976,700
Commercial Paper                    --       8,519,580               --          8,519,580
Repurchase Agreements               --       5,965,000               --          5,965,000
------------------------------------------------------------------------------------------
Total Investments
  in Securities             $9,269,201    $846,810,026     $  9,305,504     $  865,384,731
==========================================================================================
Other Financial Instruments
Unrealized appreciation
  on forward foreign
    currency contracts      $       --    $      9,537     $         --     $        9,537
Swap contracts, at value            --         851,403               --            851,403
------------------------------------------------------------------------------------------
Total Other
  Financial Instruments     $       --    $    860,940     $         --     $      860,940
==========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------------
                                        Common       Corporate
                                        Stocks       Bonds            Loans           Total
---------------------------------------------------------------------------------------------------
 Balance as of 10/31/17                 $ 107,710    $ 5,431,036      $ 1,066,938     $  6,605,684
 Realized gain (loss)(1)                       --        (16,858)              42          (16,816)
 Changed in unrealized
   appreciation (depreciation)(2)              --        (40,199)          20,127          (20,072)
 Accrued discounts/premiums                    --          1,495            1,062            2,557
 Purchases                                     --      6,022,555               --        6,022,555
 Sales                                         --     (3,283,029)          (5,375)      (3,288,404)
 Transfers in to Level 3*                      --             --               --               --
 Transfers out of Level 3*                     --             --               --               --
---------------------------------------------------------------------------------------------------
 Balance as of 4/30/18                  $ 107,710    $ 8,115,000      $ 1,082,794     $  9,305,504
===================================================================================================

1    Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For six months ended April 30, 2018, there were no transfers between Levels 1, 2 and 3.

  Net change in unrealized appreciation (depreciation) of Level 3
  investments still held and considered Level 3 at April 30, 2018:                      $  140,048
                                                                                        ----------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $862,733,331)            $865,384,731
  Cash                                                                            8,360,674
  Swaps collateral                                                                  563,905
  Swap contracts, at value (net premiums paid $727,293)                             851,403
  Unrealized appreciation on forward foreign currency contracts                       9,537
  Unrealized appreciation on unfunded loan commitments                                3,569
  Receivables --
     Investment securities sold                                                   6,429,786
     Fund shares sold                                                             4,114,486
     Interest                                                                     2,266,042
  Due from the Adviser                                                                  267
  Other assets                                                                       62,364
---------------------------------------------------------------------------------------------
         Total assets                                                          $888,046,764
=============================================================================================
LIABILITIES:
   Due to Custodian                                                            $  1,124,455
   Payables --
      Investment securities purchased                                            30,241,952
      Fund shares repurchased                                                     2,691,492
      Distributions                                                                 363,849
      Trustees' fees                                                                  2,694
   Due to broker for swap contracts                                                 853,443
   Variation margin for centrally cleared swap contracts                                626
   Due to affiliates                                                                 85,237
   Accrued expenses                                                                 383,306
---------------------------------------------------------------------------------------------
           Total liabilities                                                   $ 35,747,054
=============================================================================================
NET ASSETS:
  Paid-in capital                                                              $868,146,017
  Distributions in excess of net investment income                                 (239,078)
  Accumulated net realized loss on investments                                  (18,391,966)
  Net unrealized appreciation on investments                                      2,784,737
---------------------------------------------------------------------------------------------
         Net assets                                                            $852,299,710
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $172,732,672/25,483,363 shares)                            $        6.78
  Class C (based on $74,811,037/11,026,903 shares)                             $        6.78
  Class Y (based on $604,756,001/88,993,939 shares)                            $        6.80
MAXIMUM OFFERING PRICE:
  Class A ($6.78 (divided by) 95.5%)                                           $        7.10
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 55

Statement of Operations (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                  $  19,506,682
   Dividends from unaffiliated issuers                                       235,769
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $ 19,742,451
===================================================================================================
EXPENSES:
  Management fees                                                      $   2,431,689
  Administrative expense                                                     129,423
  Transfer agent fees
     Class A                                                                  69,915
     Class C                                                                  17,928
     Class Y                                                                 190,737
  Distribution fees
     Class A                                                                 230,171
     Class C                                                                 378,877
  Shareowner communications expense                                           12,556
  Custodian fees                                                              30,423
  Registration fees                                                           39,949
  Professional fees                                                           38,988
  Printing expense                                                            27,101
  Pricing fees                                                                30,708
  Trustees' fees                                                              15,852
  Insurance expense                                                            5,434
  Miscellaneous                                                              147,020
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  3,796,771
     Less fees waived and expenses reimbursed by the Adviser                               (172,677)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  3,624,094
----------------------------------------------------------------------------------------------------
         Net investment income                                                         $ 16,118,357
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $ (951,852)
     Forward foreign currency contracts                                    53,100
     Swap contracts                                                       443,837
     Other assets and liabilities denominated in
        foreign currencies                                                (55,186)     $   (510,101)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $ (676,011)
     Swap contracts                                                      (352,217)
     Unfunded loan commitments                                              3,569
     Forward foreign currency contracts                                     9,537
     Other assets and liabilities denominated in
        foreign currencies                                                 (3,879)     $ (1,019,001)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $ (1,529,102)
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 14,589,255
====================================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended             Year
                                                               4/30/18           Ended
                                                               (unaudited)       10/31/17
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $ 16,118,357      $  30,827,302
Net realized gain (loss) on investments                            (510,101)          (803,351)
Change in net unrealized appreciation
  (depreciation) on investments                                  (1,019,001)         1,636,548
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                      $ 14,589,255      $  31,660,499
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.13 and $0.24 per share, respectively)        $  (3,654,000)    $  (6,923,555)
      Class C ($0.11 and $0.19 per share, respectively)           (1,209,312)       (2,336,352)
      Class K* ($0.00 and $0.24 per share, respectively)                  --           (12,368)
      Class Y ($0.14 and $0.26 per share, respectively)          (12,315,714)      (21,158,154)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $ (17,179,026)    $ (30,430,429)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                              $ 164,942,207     $ 391,242,498
Reinvestment of distributions                                     15,352,094        27,914,969
Cost of shares repurchased                                      (191,295,082)     (288,319,155)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                          $ (11,000,781)    $ 130,838,312
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    $ (13,590,552)    $ 132,068,382
NET ASSETS:
Beginning of period                                              865,890,262       733,821,880
-----------------------------------------------------------------------------------------------
End of period                                                  $ 852,299,710     $ 865,890,262
-----------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                           $    (239,078)    $     821,591
===============================================================================================

* Class K shares had no assets or shareholders for periods after October 4, 2017.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 57

-----------------------------------------------------------------------------------------------------
                            Six Months        Six Months
                            Ended             Ended
                            4/30/18           4/30/18                Year Ended        Year Ended
                            Shares            Amount                 10/31/17          10/31/17
                            (unaudited)       (unaudited)            Shares            Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                   4,309,396       $  29,239,247             8,672,241      $  58,946,960
Reinvestment of
   distributions                507,057           3,437,239               974,592          6,624,723
Less shares repurchased      (7,748,194)        (52,538,925)           (9,869,591)       (67,079,839)
-----------------------------------------------------------------------------------------------------
      Net decrease           (2,931,741)      $ (19,862,439)             (222,758)     $  (1,508,156)
=====================================================================================================
Class C
Shares sold                     869,326       $   5,901,786             2,570,564      $  17,480,458
Reinvestment of
   distributions                164,974           1,118,983               318,001          2,163,592
Less shares repurchased      (1,628,137)        (11,047,715)           (3,864,560)       (26,287,345)
-----------------------------------------------------------------------------------------------------
      Net decrease             (593,837)      $  (4,026,946)             (975,995)     $  (6,643,295)
=====================================================================================================
Class K*
Shares sold                          --       $          --                    --      $          --
Reinvestment of
   distributions                     --                  --                    --                 --
Less shares repurchased              --                  --              (102,850)          (699,035)
-----------------------------------------------------------------------------------------------------
      Net decrease                   --       $          --              (102,850)     $    (699,035)
=====================================================================================================
Class Y
Shares sold                  19,090,485       $ 129,801,174            46,208,677      $ 314,815,080
Reinvestment of
   distributions              1,589,186          10,795,872             2,806,943         19,126,654
Less shares repurchased     (18,787,419)       (127,708,442)          (28,499,823)      (194,252,936)
-----------------------------------------------------------------------------------------------------
      Net increase            1,892,252       $  12,888,604            20,515,797      $ 139,688,798
=====================================================================================================

* Class K shares had no assets or shareholders for periods after October 4, 2017.

The accompanying notes are an integral part of these financial statements.

58  Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year         Year         Year       Year
                                                            4/30/18       Ended       Ended        Ended        Ended      Ended
                                                            (unaudited)   10/31/17    10/31/16*    10/31/15*    10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $   6.80      $   6.79    $   6.73     $   6.86     $   6.95   $   6.95
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.12(a)   $   0.24(a) $   0.24(a)  $   0.24(a)  $   0.24   $   0.28
   Net realized and unrealized gain (loss) on investments      (0.01)         0.01        0.05        (0.14)       (0.09)      0.01
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.11      $   0.25    $   0.29     $   0.10     $   0.15   $   0.29
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.13)     $  (0.24)   $  (0.23)    $  (0.23)    $  (0.24)  $  (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.02)     $   0.01    $   0.06     $  (0.13)    $  (0.09)  $     --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   6.78      $   6.80    $   6.79     $   6.73     $   6.86   $   6.95
====================================================================================================================================
Total return (b)                                                1.69%(c)      3.71%       4.49%        1.53%        2.17%      4.24%
Ratio of net expenses to average net assets                     1.02%(d)      1.02%       1.01%        1.08%        1.07%      1.06%
Ratio of net investment income (loss) to average net assets     3.69%(d)      3.54%       3.66%        3.48%        3.49%      3.88%
Portfolio turnover rate                                           20%(c)        69%         51%          24%          43%        40%
Net assets, end of period (in thousands)                    $172,733      $193,193    $194,408     $174,979     $238,764   $266,832
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                         1.02%(d)      1.02%       1.04%        1.10%        1.07%      1.10%
   Net investment income (loss) to average net assets           3.69%(d)      3.54%       3.63%        3.46%        3.49%      3.85%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 59

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year        Year       Year
                                                             4/30/18      Ended       Ended       Ended       Ended      Ended
                                                             (unaudited)  10/31/17    10/31/16*   10/31/15*   10/31/14*  10/31/13
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  6.80      $  6.79     $  6.74     $  6.87     $   6.96   $   6.95
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10(a)   $  0.19(a)  $  0.19(a)  $  0.19(a)  $   0.19   $   0.23
   Net realized and unrealized gain (loss) on investments      (0.01)        0.01        0.05       (0.13)       (0.09)      0.02
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.09      $  0.20     $  0.24     $  0.06     $   0.10   $   0.25
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.11)     $ (0.19)    $ (0.19)    $ (0.19)    $  (0.19)  $  (0.24)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.02)     $  0.01     $  0.05     $ (0.13)    $  (0.09)  $   0.01
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.78      $  6.80     $  6.79     $  6.74     $   6.87   $   6.96
===================================================================================================================================
Total return (b)                                                1.30%(c)     2.93%       3.58%       0.81%        1.43%      3.61%
Ratio of net expenses to average net assets                     1.74%(d)     1.77%       1.79%       1.81%        1.78%      1.80%
Ratio of net investment income (loss) to average net assets     2.97%(d)     2.78%       2.89%       2.74%        2.79%      3.13%
Portfolio turnover rate                                           20%(c)       69%         51%         24%          43%        40%
Net assets, end of period (in thousands)                     $74,811      $79,057     $85,563     $92,924     $112,117   $129,093
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                         1.74%(d)     1.77%       1.81%       1.84%        1.78%      1.83%
   Net investment income (loss) to average net assets           2.97%(d)     2.78%       2.87%       2.71%        2.79%      3.09%
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year        Year       Year
                                                             4/30/18       Ended       Ended       Ended       Ended      Ended
                                                             (unaudited)   10/31/17    10/31/16*   10/31/15*   10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   6.82      $   6.81    $   6.75    $   6.88    $   6.97   $   6.96
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.13(a)   $   0.26(a) $   0.27(a) $   0.26(a) $   0.27   $   0.31
   Net realized and unrealized gain (loss) on investments       (0.01)         0.01        0.05       (0.13)      (0.10)      0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.12      $   0.27    $   0.32    $   0.13    $   0.17   $   0.33
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.14)     $  (0.26)   $  (0.26)   $  (0.26)   $  (0.26)  $  (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.02)     $   0.01    $   0.06    $  (0.13)   $  (0.09)  $   0.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.80      $   6.82    $   6.81    $   6.75    $   6.88   $   6.97
====================================================================================================================================
Total return (b)                                                 1.84%(c)      4.05%       4.85%       1.92%       2.50%      4.77%
Ratio of net expenses to average net assets                      0.70%(d)      0.70%       0.70%       0.70%       0.70%      0.70%
Ratio of net investment income (loss) to average net assets      4.00%(d)      3.86%       3.97%       3.84%       3.86%      4.16%
Portfolio turnover rate                                            20%(c)        69%         51%         24%         43%        40%
Net assets, end of period (in thousands)                     $604,756      $593,640    $453,152    $323,812    $352,115   $425,245
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets                          0.75%(d)      0.79%       0.82%       0.82%       0.82%      0.83%
   Net investment income (loss) to average net assets            3.95%(d)      3.77%       3.85%       3.72%       3.74%      4.04%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 61

Notes to Financial Statements | 4/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the "Fund") is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment
Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class K shares were in operation from December 10, 2013 through October 4, 2017. Class K shares did not have assets or shareholders as of April 30, 2018. Class T shares had not commenced operations as of April 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 63 is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2018, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.14% of net assets. The value of these fair valued securities was $1,190,504.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 65

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $30,430,429
     ---------------------------------------------------------------------------
         Total                                                       $30,430,429
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,938,853
     Capital loss carryforward                                      (17,865,780)
     Current year dividend payable                                     (217,229)
     Net unrealized appreciation                                      2,887,620
     ---------------------------------------------------------------------------
         Total                                                     $(13,256,536)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of swap contracts, the tax adjustments relating to credit default swaps, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds, preferred stocks and other holdings.

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

     At April 30, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 67 settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of forward foreign currency contracts open during the six months ended April 30, 2018, was $2,078,277.

     Forward foreign currency contracts outstanding at April 30, 2018 are listed in the Schedule of Investments.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,859 in underwriting commissions on the sale of Class A shares during the year ended April 30, 2018.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares does not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its net assets value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 69 unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.   Insurance-Linked Securities ("ILS")

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments

70 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of April 30, 2018 are disclosed in the Fund's Schedule of Investments.

K.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 71

     Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

72 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

     The amount of cash deposited with a broker as collateral at April 30, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at April 30, 2018 are listed in the Schedule of Investments. The average notional value of credit default swap contracts open during the six months ended April 30, 2018 was $14,025,621.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2018, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.70% of the Fund's average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended April 30, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $69,126 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 73

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $ 2,600
Class Y                                                                    9,956
--------------------------------------------------------------------------------
    Total                                                                $12,556
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,111 in distribution fees payable to the Distributor at April 30, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2018, CDSCs in the amount of $3,009 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The

74 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Fund participates in a facility that is in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2018, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master
Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master
Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 75 the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2018.

-------------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to        Derivatives      Non-Cash     Cash             Net Amount
                       Master Netting    Available        Collateral   Collateral       of Derivative
 Counterparty          Agreement         for Offset       Received (a) Received (a)     Assets (b)
-------------------------------------------------------------------------------------------------------
 Bank of New York, NY  $9,537            $ --             $ --          $ --            $ 9,537
-------------------------------------------------------------------------------------------------------
  Total                $9,537            $ --             $ --          $ --            $ 9,537
=======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

76 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018, was as follows:

-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                    Foreign
                          Interest    Credit        Exchange      Equity       Commodity
                          Rate Risk   Risk          Rate Risk     Risk         Risk
-----------------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  forward foreign
  currency contracts      $ --        $      --     $ 9,537       $ --         $ --
 Swap contracts,
  at value                  --          851,403          --         --           --
-----------------------------------------------------------------------------------------
  Total Value             $ --        $ 851,403     $ 9,537       $ --         $ --
=========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018, was as follows:

-----------------------------------------------------------------------------------------
Statement of Operations
                                                    Foreign
                          Interest    Credit        Exchange      Equity       Commodity
                          Rate Risk   Risk          Rate Risk     Risk         Risk
-----------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Forward foreign
   currency contracts     $ --        $      --     $53,100       $ --         $ --
 Swap contracts             --          443,837          --         --           --
-----------------------------------------------------------------------------------------
  Total Value             $ --        $ 443,837     $53,100       $ --         $ --
=========================================================================================
Change in net
  unrealized
  appreciation
  (depreciation) on:
 Forward foreign
  currency contracts      $ --        $             $ 9,537       $ --         $ --
 Swap contracts             --         (352,217)         --         --           --
-----------------------------------------------------------------------------------------
  Total Value             $ --        $(352,217)    $ 9,537       $ --         $ --
=========================================================================================

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 77

As of April 30, 2018, the Fund had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------------
                                                                        Unrealized
                                                                        Appreciation/
Loan                          Principal    Cost            Value        Depreciation
--------------------------------------------------------------------------------------
Centene Corp.                 $3,100,000   $3,100,000      $3,100,000   $   --
DG Investment Intermediate
   Holdings 2, Inc. (aka
   Convergint Technologies
   Holdings, LLC)                101,613      101,613         103,137    1,524
Access CIG, LLC                  127,410      126,779         128,824    2,045
--------------------------------------------------------------------------------------
    Total Value               $3,329,023   $3,328,392      $3,331,961   $3,569
======================================================================================

78 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole
S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 79 and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

80 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                            Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 81

                          This page is for your notes.

82 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

                          This page is for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/18 83

                          This page is for your notes.

84 Pioneer Floating Rate Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 20856-11-0618

                        Pioneer Flexible
                        Opportunities Fund

--------------------------------------------------------------------------------
                        Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PMARX
                        Class C     PRRCX
                        Class R     MUARX
                        Class Y     PMYRX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                   visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Consolidated Schedule of Investments                                          18

Consolidated Financial Statements                                             35

Consolidated Notes to Financial Statements                                    43

Additional Information                                                        61

Trustees, Officers and Service Providers                                      63

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2018. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended April 30, 2018?

A Pioneer Flexible Opportunities Fund's Class A shares returned 6.73% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned -0.17%. During the same period, the average return of the 308 mutual funds in Morningstar's Tactical Allocation Funds category was 0.78%.

Q How did the financial markets perform during the six-month period ended April 30, 2018?

A After generally performing well in late 2017, the world financial markets began to experience increased turbulence as the six-month reporting period progressed. The initial strength in asset prices stemmed largely from the acceleration in global economic growth that occurred in the second half of 2017, together with rising corporate profits and the general optimism surrounding the U.S. tax cuts that were passed in December. Stocks initially rallied in response to those developments, but the favorable conditions also began to fuel concerns that global central banks would need to raise interest rates more aggressively than the markets had been anticipating. Bond yields surged as a result of the sentiment shift (as prices fell), a trend that began to weigh heavily on stocks in February. Stock prices remained volatile through the end of the period, reflecting rising uncertainty about U.S. trade policy and emerging worries that the worldwide economic expansion was beginning to lose steam.

     The net result of the shifting investment backdrop was a modest gain for global equities, with the major indices in the United States, the international developed markets, and the emerging markets posting gains of 2% to 4% on the strength of the late-2017 rally. Conversely, bonds generally posted losses for the six-month period as the surge in U.S. Treasury yields weighed on returns across fixed-income asset classes.

4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the six-month period ended April 30, 2018?

A We employ a flexible, top-down investment approach that seeks to take advantage of long-term trends in the world financial markets. Our investment views, therefore, are primarily reflected in asset class, sector, country, and currency allocations within the portfolio, rather than bottom-up, individual security selection.

     Several factors combined to support the Fund's positive benchmark-relative performance during the six-month period. We continued to hold a substantial overweight position in equities within the portfolio, with an average weighting of about 73% of invested assets over the six months, which allowed the Fund to capitalize on the strong returns generated by equities relative to bonds. Within the equity portion of the portfolio, allocations to emerging markets, particularly China, were especially helpful for benchmark-relative performance. At the sector level, notable contributions to relative returns came from the Fund's positions in Asian financials, European consumer stocks, and U.S. defense companies. The Fund also benefited from its positioning within fixed income, where investments were focused largely on credit-oriented securities (securities subject to credit risk), with limited exposure to the weaker, interest-rate-sensitive areas of the market such as sovereign debt.

     The main detractors from the Fund's benchmark-relative returns were investments in certain individual stocks that failed to keep pace with the overall equity market. On balance, however, the Fund was effectively positioned for the investment and economic environment we saw over the past six months.

Q Can you discuss how you used derivatives as part of your investment strategy for the Fund during the six-month period ended April 30, 2018, and how the use of derivatives affected benchmark-relative performance?

A We used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure in the portfolio, and to attempt to hedge downside risk. The derivative vehicles we used included equity, fixed-income, and commodity futures; credit-linked securities; exchange-traded funds, or ETFs (long or short positions); forward foreign currency contracts, or Treasury futures contracts (also long or short positions); and options -- both index options and options on securities of individual issuers. The Fund's use of derivatives had a small, positive effect on benchmark-relative results over the six-month period.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 5

Q    Could you discuss the Fund's positioning as of April 30, 2018?

A Our view is that market volatility will likely continue, but we do not intend to adjust the Fund's allocations given our view that domestic and global economic fundamentals remain intact. In addition, we believe the sustainability of corporations' current profit margins indicates that equity valuations can continue to expand. Consistent with the positive fundamental backdrop, we have maintained, and even increased, a large portfolio overweight to stocks versus bonds -- a positioning we have emphasized since late 2011. Our rationale for the equity overweight is simple: we believe stocks offer value, whereas bonds, cash, and most commodities do not. While it's true that equity valuations are no longer inexpensive, we think that factor is outweighed by stocks' more attractive relative value compared with fixed income.

     Within the Fund's equity allocation, approximately 35% of total invested assets were held in North American issues as of April 30, 2018, with 23% in other developed market equities, and 16% in the emerging markets. In the emerging markets, China - which represents about 7% of the total investment portfolio - remains the Fund's largest country weighting. While investors have continued to exhibit concern that China's economy will slow, we have had a more sanguine view. The Chinese government is addressing several important risks, and leverage levels have fallen. Data continues to demonstrate that China's economy is expanding, and companies there have maintained strong levels of net profitability. We believe the Chinese banking sector seems especially poised for long-term outperformance. The Fund also has smaller positions in emerging markets such as Brazil, Singapore, Thailand, Greece, Russia, Indonesia, Panama, Argentina, and Vietnam.

     In the developed overseas markets, we believe Japanese stocks offer the deepest valuation discounts. We see Japan as an under-appreciated market given that strong free-cash-flow generation is helping to finance elevated dividend* yields. In fact, many Japanese stocks offer dividend yields that are higher than the yields of the bonds issued by the same companies -- a phenomenon that typically proves unsustainable.

     In terms of sector and thematic allocations, aerospace & defense, "dividend aristocrats" and "buyback achievers" (both exchange-traded funds) remain dominant positions within the portfolio. We also have maintained allocations to hotels & leisure, U.S. health care companies, European insurance providers, European and Singaporean real estate entities, and European, Japanese, and emerging markets banks. In all cases, we expect that company fundamentals in those areas can benefit from multi-year tailwinds.

*    Dividends are not guaranteed.

6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

     In contrast, we struggle to find any value in bonds given that yields remain low, even after their upward move in the second half of the six-month period. Accordingly, we continued to reduce the Fund's exposure to fixed-income assets over the period. The less than 10% portfolio weighting to fixed income as of period-end represents one of the lowest allocation levels in the history of the Fund. The Fund's remaining bond positions are concentrated in the emerging markets, which we believe offer both higher nominal yields and better fundamentals. We have maintained only a small weighting in investment-grade corporate and high-yield issues, as we do not think yields provide adequate compensation for the associated risks. The Fund finished the period with an elevated cash weighting, reflecting our desire to maintain sufficient flexibility to capitalize on the potential for further market volatility in the months ahead.

     As has been the case for several years, the Fund had a minimal weighting in commodities as of April 30, 2018. However, we have maintained positions in the common stocks and bonds issued by several foreign oil-producing companies - largely state-sponsored entities - and the stocks of global and domestic steel producers.

     All of the Fund's allocations, investment decisions, and sector weights reflect our understanding of the current economic climate. With that said, uncertainty persists with respect to how geopolitical tensions and possible changes within major trade relationships could influence fundamentals and undermine economic growth. We remain acutely focused on whether those external considerations have the potential to affect our core outlook as well as the Fund's asset allocations.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 7

Please refer to the Schedule of Investments on pages 18-34 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 9

Portfolio Summary | 4/30/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 36.6%
Industrials                                                                14.7%
Information Technology                                                     11.1%
Health Care                                                                 9.6%
Real Estate                                                                 9.5%
Consumer Discretionary                                                      7.8%
Energy                                                                      3.4%
Materials                                                                   2.5%
Government                                                                  2.3%
Utilities                                                                   1.7%
Telecommunication Services                                                  0.5%
Consumer Staples                                                            0.3%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stock                                                 48.8%
U.S. Common Stock                                                          34.6%
Investment Companies                                                        4.0%
Foreign Government Bond                                                     3.6%
International Corporate Bond                                                3.5%
U.S. Government and Agency Obligation                                       2.7%
Over The Counter (OTC) Call Option Purchased                                1.6%
U.S. Corporate Bond                                                         1.1%
Exchange-Traded Call Option Purchased                                       0.1%
U.S. Preferred Stock                                                        0.0%+
Exchange Traded Commodity                                                   0.0%+

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

  1. ProShares S&P 500 Dividend Aristocrats ETF                            1.97%
--------------------------------------------------------------------------------
  2. U.S. Treasury Bills, 5/17/18                                          1.57
--------------------------------------------------------------------------------
  3. Mexican Bonos, 7.75%, 5/29/31                                         1.26
--------------------------------------------------------------------------------
  4. UnitedHealth Group, Inc.                                              1.14
--------------------------------------------------------------------------------
  5. Intesa Sanpaolo S.p.A.                                                1.14
--------------------------------------------------------------------------------
  6. China Construction Bank Corp., Class H                                1.11
--------------------------------------------------------------------------------
  7. Intuitive Surgical, Inc.                                              1.11
--------------------------------------------------------------------------------
  8. Honeywell International, Inc.                                         1.10
--------------------------------------------------------------------------------
  9. Samsung Electronics Co., Ltd.                                         1.10
--------------------------------------------------------------------------------
 10. Sumitomo Mitsui Financial Group, Inc.                                 1.09
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Prices and Distributions | 4/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                   4/30/18                    10/31/17
--------------------------------------------------------------------------------
           A                      $13.94                     $14.17
--------------------------------------------------------------------------------
           C                      $13.69                     $13.95
--------------------------------------------------------------------------------
           R                      $13.85                     $14.11
--------------------------------------------------------------------------------
           Y                      $14.00                     $14.22
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17 - 4/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term            Long-Term
        Class         Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A            $0.2392             $0.5291              $0.3551
--------------------------------------------------------------------------------
          C            $0.2138             $0.5291              $0.3551
--------------------------------------------------------------------------------
          R            $0.2384             $0.5291              $0.3551
--------------------------------------------------------------------------------
          Y            $0.2538             $0.5291              $0.3551
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 11

Performance Update | 4/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                            BBG
                                            Barclays
                    Net         Public      U.S. Treasury
                    Asset       Offering    TIPS
                    Value       Price       1-10 Year
Period              (NAV)       (POP)       Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)           8.19%       7.57%       2.08%
5 years              6.06        5.09       -0.09
1 year              19.68       14.29       -0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $ 9,550                  $10,000
4/11      $10,899                  $10,789
4/12      $11,443                  $11,546
4/13      $13,354                  $11,853
4/14      $13,520                  $11,377
4/15      $15,106                  $11,487
4/16      $14,064                  $11,629
4/17      $14,974                  $11,819
4/18      $17,920                  $11,802

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                            BBG
                                            Barclays
                                            U.S. Treasury
                                            TIPS
                    If          If          1-10 Year
Period              Held        Redeemed    Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)           7.38%       7.38%       2.08%
5 years              5.25        5.25       -0.09
1 year              18.75       18.75       -0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $10,000                  $10,000
4/11      $11,323                  $10,789
4/12      $11,798                  $11,546
4/13      $13,674                  $11,853
4/14      $13,744                  $11,377
4/15      $15,229                  $11,487
4/16      $14,076                  $11,629
4/17      $14,874                  $11,819
4/18      $17,663                  $11,802

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 13

Performance Update | 4/30/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                BBG
                                Barclays
                    Net         U.S. Treasury
                    Asset       TIPS
                    Value       1-10 Year
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life of Fund
(5/3/2010)           7.86%       2.08%
5 years              5.54       -0.09
1 year              19.09       -0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.66%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $10,000                  $10,000
4/11      $11,412                  $10,789
4/12      $11,982                  $11,546
4/13      $13,983                  $11,853
4/14      $14,143                  $11,377
4/15      $15,698                  $11,487
4/16      $14,508                  $11,629
4/17      $15,374                  $11,819
4/18      $18,309                  $11,802

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                BBG
                                Barclays
                    Net         U.S. Treasury
                    Asset       TIPS
                    Value       1-10 Year
Period              (NAV)       Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)           8.51%       2.08%
5 years              6.34       -0.09
1 year              19.89       -0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                    Gross       Net
--------------------------------------------------------------------------------
                    0.99%       0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
5/10      $5,000,000               $5,000,000
4/11      $5,721,908               $5,394,326
4/12      $6,026,346               $5,773,063
4/13      $7,059,285               $5,926,355
4/14      $7,167,397               $5,688,294
4/15      $8,024,835               $5,743,736
4/16      $7,494,504               $5,814,486
4/17      $8,008,471               $5,909,640
4/18      $9,601,266               $5,900,899

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from November 1, 2017, through April 30, 2018.

-----------------------------------------------------------------------------------------------------
Share Class                        A                   C                    R                   Y
-----------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00          $1,000.00            $1,000.00           $1,000.00
Value on 11/1/17
-----------------------------------------------------------------------------------------------------
Ending Account                  $1,067.30          $1,064.10            $1,065.20           $1,068.90
Value (after expenses)
on 4/30/18
-----------------------------------------------------------------------------------------------------
Expenses Paid                   $    5.84          $    9.67            $    8.55           $    4.62
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.89%, 1.67% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible
Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2017, through April 30, 2018.

-----------------------------------------------------------------------------------------------------
Share Class                         A                  C                    R                   Y
-----------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00          $1,000.00            $1,000.00           $1,000.00
Value on 11/1/17
-----------------------------------------------------------------------------------------------------
Ending Account                  $1,019.14          $1,015.42            $1,016.51           $1,020.33
Value (after expenses)
on 4/30/18
-----------------------------------------------------------------------------------------------------
Expenses Paid                   $    5.71          $    9.44            $    8.35           $    4.51
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.89%, 1.67% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 17

Schedule of Investments | 4/30/18 (Consolidated) (unaudited)

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 96.0%
                               PREFERRED STOCK -- 0.0%+ of Net Assets
                               REAL ESTATE -- 0.0%+
                               Retail REIT -- 0.0%+
                204+           Wheeler Real Estate Investment Trust, Inc.                   $       124,348
                                                                                            ---------------
                               Total Real Estate                                            $       124,348
-----------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCK
                               (Cost $195,245)                                              $       124,348
-----------------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 79.2% of Net Assets
                               BANKS -- 12.2%
                               Diversified Banks -- 11.7%
          1,572,052(a)         Alpha Bank AE                                                $     4,159,239
              3,965            Banco de Chile (A.D.R.)                                              388,570
            640,000            Bangkok Bank PCL                                                   3,911,336
         15,591,600            Bank Rakyat Indonesia Persero Tbk PT                               3,608,622
             82,419            BBVA Banco Frances SA (A.D.R.)                                     1,833,823
          8,062,000            China Construction Bank Corp., Class H                             8,545,999
            400,500            China Merchants Bank Co., Ltd., Class H                            1,765,531
            291,900            DBS Group Holdings, Ltd.                                           6,792,060
          2,134,534(a)         Eurobank Ergasias SA                                               2,705,088
            262,532            FinecoBank Banca Fineco S.p.A.                                     3,141,201
             61,269            Grupo Financiero Galicia SA (A.D.R.)                               3,916,315
             52,460            Grupo Supervielle SA (A.D.R.)                                      1,465,732
             13,821            HDFC Bank, Ltd.                                                      418,406
          8,330,000            Industrial & Commercial Bank of China, Ltd., Class H               7,407,935
            325,251            ING Groep NV                                                       5,491,670
          2,301,722            Intesa Sanpaolo S.p.A.                                             8,778,702
            365,235            Itau Unibanco Holding SA                                           5,324,256
             51,415            JPMorgan Chase & Co.                                               5,592,924
          3,328,426(a)         National Bank of Greece SA                                         1,391,291
            314,600            Oversea-Chinese Banking Corp., Ltd.                                3,275,600
            202,600            Sumitomo Mitsui Financial Group, Inc.                              8,435,101
            309,100            United Overseas Bank, Ltd.                                         7,029,028
                                                                                            ---------------
                                                                                            $    95,378,429
-----------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- 0.5%
            151,346            Carlyle Group LP                                             $     3,102,593
             19,974            Indiabulls Housing Finance, Ltd.                                     393,181
                                                                                            ---------------
                                                                                            $     3,495,774
                                                                                            ---------------
                               Total Banks                                                  $    98,874,203
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 10.9%
                               Aerospace & Defense -- 6.5%
             24,569            Boeing Co.                                                   $     8,195,236
             12,538            Huntington Ingalls Industries, Inc.                                3,049,367
             31,243            L3 Technologies, Inc.                                              6,119,879
             21,371            Lockheed Martin Corp.                                              6,856,672
              4,677            MTU Aero Engines AG                                                  807,990
             21,932            Northrop Grumman Corp.                                             7,062,981
             35,677            Raytheon Co.                                                       7,311,644
             62,578            Safran SA                                                          7,368,023
             45,987            Thales SA                                                          5,833,474
                                                                                            ---------------
                                                                                            $    52,605,266
-----------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.7%
            114,438            Granite Construction, Inc.                                   $     5,994,263
-----------------------------------------------------------------------------------------------------------
                               Heavy Electrical Equipment -- 0.7%
            322,974            Siemens Gamesa Renewable Energy SA                           $     5,565,987
-----------------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 2.0%
             58,486            Honeywell International, Inc.                                $     8,461,754
            406,100            Keppel Corp., Ltd.                                                 2,509,400
             39,043            Rheinmetall AG                                                     5,124,787
                                                                                            ---------------
                                                                                            $    16,095,941
-----------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 1.0%
              3,041            Georg Fischer AG                                             $     3,800,675
             15,618            Illinois Tool Works, Inc.                                          2,218,068
             75,200            Kurita Water Industries, Ltd.                                      2,442,787
                                                                                            ---------------
                                                                                            $     8,461,530
                                                                                            ---------------
                               Total Capital Goods                                          $    88,722,987
-----------------------------------------------------------------------------------------------------------
                               COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
                               Diversified Support Services -- 0.1%
            946,000            Greentown Service Group Co., Ltd.                            $       791,869
-----------------------------------------------------------------------------------------------------------
                               Environmental & Facilities Services -- 0.7%
          3,987,000            China Everbright International, Ltd.                         $     5,628,371
                                                                                            ---------------
                               Total Commercial & Professional Services                     $     6,420,240
-----------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                               Research & Consulting Services -- 0.4%
             21,087            Teleperformance                                              $     3,385,655
                                                                                            ---------------
                               Total Commercial Services & Supplies                         $     3,385,655
-----------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 3.0%
                               Apparel, Accessories & Luxury Goods -- 2.8%
             18,591            adidas AG                                                    $     4,579,550
             11,332            Kering SA                                                          6,565,815
             23,629            LVMH Moet Hennessy Louis Vuitton SE                                8,258,414

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 19

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               Apparel, Accessories & Luxury Goods -- (continued)
            439,200            Samsonite International SA                                   $     1,992,090
             30,440            Tapestry, Inc.                                                     1,636,759
                                                                                            ---------------
                                                                                            $    23,032,628
-----------------------------------------------------------------------------------------------------------
                               Homebuilding -- 0.2%
             82,970(a)         Neinor Homes SA (144A)                                       $     1,609,791
                                                                                            ---------------
                               Total Consumer Durables & Apparel                            $    24,642,419
-----------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 2.7%
                               Education Services -- 0.0%+
            559,000            China New Higher Education Group, Ltd. (144A)                $       416,643
-----------------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 2.7%
            453,648            Aitken Spence Hotel Holdings Plc                             $        92,053
             85,298(a)         Hilton Grand Vacations, Inc.                                       3,667,814
            104,400            Hilton Worldwide Holdings, Inc.                                    8,230,896
            440,268            Melia Hotels International SA                                      6,563,495
            143,844            TUI AG                                                             3,258,336
                                                                                            ---------------
                                                                                            $    21,812,594
                                                                                            ---------------
                               Total Consumer Services                                      $    22,229,237
-----------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 5.6%
                               Asset Management & Custody Banks -- 2.5%
             24,242            Banca Generali S.p.A.                                        $       788,400
            166,505            Blackstone Group LP                                                5,153,330
            334,241            KKR & Co. LP                                                       6,999,006
            263,102            St James's Place Plc                                               4,111,312
             32,860            State Street Corp.                                                 3,278,771
                                                                                            ---------------
                                                                                            $    20,330,819
-----------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 2.2%
             63,264            Capital One Financial Corp.                                  $     5,732,983
             60,284            Discover Financial Services                                        4,295,235
            236,199            Synchrony Financial                                                7,834,721
                                                                                            ---------------
                                                                                            $    17,862,939
-----------------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 0.5%
             44,599            Macquarie Group, Ltd.                                        $     3,650,141
-----------------------------------------------------------------------------------------------------------
                               Financial Exchanges & Data -- 0.4%
             18,713            S&P Global, Inc.                                             $     3,529,272
                                                                                            ---------------
                               Total Diversified Financials                                 $    45,373,171
-----------------------------------------------------------------------------------------------------------
                               ENERGY -- 2.1%
                               Integrated Oil & Gas -- 0.5%
            635,727(a)         Petroleo Brasileiro SA                                       $     4,173,139
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.9%
            131,936            Halliburton Co.                                              $     6,991,289
-----------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.6%
             44,748            EOG Resources, Inc.                                          $     5,287,871
-----------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 0.1%
          1,366,000            China Suntien Green Energy Corp., Ltd., Class H              $       459,464
                                                                                            ---------------
                               Total Energy                                                 $    16,911,763
-----------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 0.3%
                               Packaged Foods & Meats -- 0.3%
             29,876            Danone SA                                                    $     2,421,493
                                                                                            ---------------
                               Total Food, Beverage & Tobacco                               $     2,421,493
-----------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 6.5%
                               Health Care Equipment -- 3.4%
             28,969            Becton Dickinson and Co.                                     $     6,717,042
            113,729(a)         Boston Scientific Corp.                                            3,266,297
             39,370(a)         Edwards Lifesciences Corp.                                         5,014,163
             52,183            Hill-Rom Holdings, Inc.                                            4,478,867
             19,348(a)         Intuitive Surgical, Inc.                                           8,528,212
                                                                                            ---------------
                                                                                            $    28,004,581
-----------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.4%
             48,528            Fleury SA                                                    $       362,102
             17,163(a)         Laboratory Corp. of America Holdings                               2,930,582
                                                                                            ---------------
                                                                                            $     3,292,684
-----------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 2.7%
             34,882            Anthem, Inc.                                                 $     8,231,803
             15,355            Humana, Inc.                                                       4,517,134
             37,208            UnitedHealth Group, Inc.                                           8,795,971
                                                                                            ---------------
                                                                                            $    21,544,908
                                                                                            ---------------
                               Total Health Care Equipment & Services                       $    52,842,173
-----------------------------------------------------------------------------------------------------------
                               INSURANCE -- 6.6%
                               Life & Health Insurance -- 3.4%
            652,200            AIA Group, Ltd.                                              $     5,874,852
            106,053            NN Group NV                                                        5,085,187
            788,500            Ping An Insurance Group Co. of China, Ltd., Class H                7,790,767
             84,605            Poste Italiane S.p.A (144A)                                          828,525
             22,402(a)         Swiss Life Holding AG                                              7,881,578
                                                                                            ---------------
                                                                                            $    27,460,909
-----------------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- 2.3%
             34,547            Allianz SE                                                   $     8,199,499
            242,891            Assicurazioni Generali S.p.A.                                      4,912,129

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 21

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               Multi-line Insurance -- (continued)
            379,989            Aviva Plc                                                    $     2,763,844
             15,707            Baloise Holding AG                                                 2,500,625
                                                                                            ---------------
                                                                                            $    18,376,097
-----------------------------------------------------------------------------------------------------------
                               Property & Casualty Insurance -- 0.1%
             21,743            Progressive Corp.                                            $     1,310,885
-----------------------------------------------------------------------------------------------------------
                               Reinsurance -- 0.8%
             68,236            Swiss Re AG                                                  $     6,520,842
                                                                                            ---------------
                               Total Insurance                                              $    53,668,733
-----------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.9%
                               Steel -- 0.9%
            176,821(a)         ArcelorMittal                                                $     6,001,582
             45,643            thyssenkrupp AG                                                    1,191,052
                                                                                            ---------------
                               Total Materials                                              $     7,192,634
-----------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 2.6%
                               Biotechnology -- 0.1%
            520,500(a)         3SBio, Inc. (144A)                                           $     1,126,043
-----------------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 2.0%
             71,248            Agilent Technologies, Inc.                                   $     4,683,844
              7,286(a)         Charles River Laboratories International, Inc.                       759,128
             33,122            Thermo Fisher Scientific, Inc.                                     6,967,213
             19,630(a)         Waters Corp.                                                       3,698,488
                                                                                            ---------------
                                                                                            $    16,108,673
-----------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.5%
            700,000            China Medical System Holdings, Ltd.                          $     1,726,634
          2,124,000            China Traditional Chinese Medicine
                               Holdings Co., Ltd.                                                 1,837,473
                                                                                            ---------------
                                                                                            $     3,564,107
                                                                                            ---------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                                $    20,798,823
-----------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 9.0%
                               Diversified Real Estate Activities -- 1.9%
          1,168,300            CapitaLand, Ltd.                                             $     3,314,326
            423,100            City Developments, Ltd.                                            4,044,573
          1,196,500            UOL Group, Ltd.                                                    7,953,195
                                                                                            ---------------
                                                                                            $    15,312,094
-----------------------------------------------------------------------------------------------------------
                               Diversified REITs -- 2.0%
             41,211(a)         ICADE                                                        $     4,099,960
            306,221            Lar Espana Real Estate Socimi SA                                   3,477,488

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               Diversified REITs -- (continued)
          4,183,900            Mapletree Greater China Commercial Trust                     $     3,756,482
            323,005            Merlin Properties Socimi SA                                        4,994,846
                                                                                            ---------------
                                                                                            $    16,328,776
-----------------------------------------------------------------------------------------------------------
                               Health Care REIT -- 0.2%
          1,223,400            First Real Estate Investment Trust                           $     1,264,568
-----------------------------------------------------------------------------------------------------------
                               Hotel & Resort REITs -- 1.0%
            145,321            DiamondRock Hospitality Co.                                  $     1,605,797
             86,033            Pebblebrook Hotel Trust                                            3,010,295
             48,595            Ryman Hospitality Properties, Inc.                                 3,808,876
                                                                                            ---------------
                                                                                            $     8,424,968
-----------------------------------------------------------------------------------------------------------
                               Real Estate Development -- 2.0%
            652,000            China Resources Land, Ltd.                                   $     2,471,333
          2,850,000            CIFI Holdings Group Co., Ltd.                                      2,269,455
          2,044,000            KWG Property Holding, Ltd.                                         2,802,141
          1,201,800            Land & Houses PCL                                                    418,613
            794,500            Longfor Properties Co., Ltd.                                       2,399,048
          1,538,000            Shimao Property Holdings, Ltd.                                     4,124,822
            388,000            Sunac China Holdings, Ltd.                                         1,675,823
            564,000(a)         Supalai PCL                                                          414,338
                                                                                            ---------------
                                                                                            $    16,575,573
-----------------------------------------------------------------------------------------------------------
                               Real Estate Operating Companies -- 1.5%
            186,338            Grand City Properties SA                                     $     4,502,299
            145,585            Vonovia SE                                                         7,318,418
                                                                                            ---------------
                                                                                            $    11,820,717
-----------------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.3%
          8,650,000            China Overseas Property Holdings, Ltd.                       $     2,611,928
-----------------------------------------------------------------------------------------------------------
                               Retail REITs -- 0.1%
            516,100            CapitaLand Mall Trust                                        $       817,723
                                                                                            ---------------
                               Total Real Estate                                            $    73,156,347
-----------------------------------------------------------------------------------------------------------
                               RETAILING -- 1.6%
                               Home Improvement Retail -- 0.4%
            388,910            Via Varejo SA                                                $     3,306,491
-----------------------------------------------------------------------------------------------------------
                               Homefurnishing Retail -- 0.1%
             30,388            Maisons du Monde SA (144A)                                   $     1,236,452
-----------------------------------------------------------------------------------------------------------
                               Internet & Direct Marketing Retail -- 0.7%
            361,845(a)         Vipshop Holdings, Ltd. (A.D.R.)                              $     5,601,361
-----------------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.4%
             28,880            Tiffany & Co.                                                $     2,969,730
                                                                                            ---------------
                               Total Retailing                                              $    13,114,034
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 23

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 3.4%
                               Semiconductor Equipment -- 0.9%
             40,043            Lam Research Corp.                                           $     7,410,357
-----------------------------------------------------------------------------------------------------------
                               Semiconductors -- 2.5%
             32,040            Broadcom, Inc.                                               $     7,350,617
             96,278(a)         Micron Technology, Inc.                                            4,426,862
            104,193            SK Hynix, Inc.                                                     8,221,219
                                                                                            ---------------
                                                                                            $    19,998,698
                                                                                            ---------------
                               Total Semiconductors & Semiconductor Equipment               $    27,409,055
-----------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 6.1%
                               Data Processing & Outsourced Services -- 1.5%
             37,741            Amadeus IT Group SA                                          $     2,767,611
             42,323            Mastercard, Inc., Class A                                          7,544,921
             13,306            Visa, Inc., Class A                                                1,688,265
                                                                                            ---------------
                                                                                            $    12,000,797
-----------------------------------------------------------------------------------------------------------
                               Internet Software & Services -- 2.1%
             44,816(a)         58.com, Inc. (A.D.R.)                                        $     3,916,470
             47,474            Autohome, Inc. (A.D.R.)                                            4,631,089
            159,603(a)         Momo, Inc. (A.D.R.)                                                5,570,145
             32,556(a)         YY, Inc. (A.D.R.)                                                  3,138,073
                                                                                            ---------------
                                                                                            $    17,255,777
-----------------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 1.6%
            203,097            Booz Allen Hamilton Holding Corp., Class A                   $     8,048,734
             79,139            Leidos Holdings, Inc.                                              5,083,098
                                                                                            ---------------
                                                                                            $    13,131,832
-----------------------------------------------------------------------------------------------------------
                               Systems Software -- 0.9%
             74,470            Microsoft Corp.                                              $     6,964,434
                                                                                            ---------------
                               Total Software & Services                                    $    49,352,840
-----------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.1%
                               Communications Equipment -- 1.0%
             52,953            Harris Corp.                                                 $     8,282,908
-----------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage & Peripherals -- 1.1%
              3,433            Samsung Electronics Co., Ltd.                                $     8,494,946
                                                                                            ---------------
                               Total Technology Hardware & Equipment                        $    16,777,854
-----------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.8%
                               Highways & Railtracks -- 0.8%
            171,414            Atlantia S.p.A.                                              $     5,694,844
          1,104,000            Shenzhen Expressway Co., Ltd., Class H                             1,125,268
                                                                                            ---------------
                               Total Transportation                                         $     6,820,112
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               UTILITIES -- 1.6%
                               Gas Utilities -- 0.6%
            780,933            Italgas S.p.A                                                $     5,062,526
-----------------------------------------------------------------------------------------------------------
                               Multi-Utilities -- 0.3%
          1,026,948            A2A S.p.A.                                                   $     2,068,794
-----------------------------------------------------------------------------------------------------------
                               Renewable Electricity -- 0.2%
          1,579,000(a)         China Everbright Greentech, Ltd. (144A)                      $     1,480,664
-----------------------------------------------------------------------------------------------------------
                               Water Utilities -- 0.5%
          2,650,000            Guangdong Investment, Ltd.                                   $     4,125,854
                                                                                            ---------------
                               Total Utilities                                              $    12,737,838
-----------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $591,536,260)                                          $   642,851,611
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)
-----------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 4.4% of Net Assets
                               BANKS -- 1.2%
                               Diversified Banks -- 1.2%
          2,829,000(b)         Banco do Brasil SA, 3.875%, 10/10/22                         $     2,721,498
          2,000,000            Industrial & Commercial Bank of China, Ltd.,
                               3.538%, 11/8/27                                                    1,881,872
          4,839,000(c)(d)      Intesa Sanpaolo S.p.A., 7.7% (5 Year USD
                               Swap Rate + 546 bps) (144A)                                        5,117,243
                                                                                            ---------------
                               Total Banks                                                  $     9,720,613
-----------------------------------------------------------------------------------------------------------
                               ENERGY -- 1.2%
                               Integrated Oil & Gas -- 1.2%
          4,035,000            Petrobras Global Finance BV, 4.375%, 5/20/23                 $     3,934,125
          5,233,000            YPF SA, 8.5%, 3/23/21 (144A)                                       5,684,346
                                                                                            ---------------
                               Total Energy                                                 $     9,618,471
-----------------------------------------------------------------------------------------------------------
                               MATERIALS -- 1.5%
                               Commodity Chemicals -- 0.6%
          4,540,000(b)         Braskem Finance, Ltd., 6.45%, 2/3/24                         $     4,871,465
-----------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.5%
          2,000,000            Anglo American Capital Plc, 4.75%, 4/10/27 (144A)            $     1,999,164
          2,637,000            MMC Norilsk Nickel OJSC via MMC Finance,
                               DAC, 4.1%, 4/11/23 (144A)                                          2,534,605
                                                                                            ---------------
                                                                                            $     4,533,769
-----------------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.4%
          3,000,000            Sealed Air Corp., 5.125%, 12/1/24 (144A)                     $     3,045,000
                                                                                            ---------------
                               Total Materials                                              $    12,450,234
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 25

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                             Value
-----------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.5%
                               Alternative Carriers -- 0.5%
          4,400,000            CenturyLink, Inc., 7.65%, 3/15/42                            $     3,718,000
                                                                                            ---------------
                               Total Telecommunication Services                             $     3,718,000
-----------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $35,078,906)                                           $    35,507,318
-----------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 2.5% of Net Assets
         12,090,000(e)         U.S. Treasury Bills, 5/17/18                                 $    12,081,430
          6,516,886            U.S. Treasury Inflation Indexed Bond,
                               2.125%, 2/15/41                                                    8,250,875
                                                                                            ---------------
                                                                                            $    20,332,305
-----------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND
                               AGENCY OBLIGATIONS
                               (Cost $20,253,279)                                           $    20,332,305
-----------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS --
                               3.4% of Net Assets
                               Brazil -- 0.4%
          3,167,000            Brazilian Government International Bond,
                               4.25%, 1/7/25                                                $     3,116,328
-----------------------------------------------------------------------------------------------------------
                               Indonesia -- 1.3%
          5,059,000            Indonesia Government International Bond,
                               3.375%, 4/15/23 (144A)                                       $     4,913,726
IDR  87,855,000,000            Indonesia Treasury Bond, 5.625%, 5/15/23                           6,103,278
                                                                                            ---------------
                                                                                            $    11,017,004
-----------------------------------------------------------------------------------------------------------
                               Mexico -- 1.2%
MXN     179,307,000            Mexican Bonos, 7.75%, 5/29/31                                $     9,714,391
-----------------------------------------------------------------------------------------------------------
                               Russia -- 0.5%
          4,200,000            Russian Foreign Bond - Eurobond, 4.25%, 6/23/27              $     4,098,956
-----------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $28,474,507)                                           $    27,946,679
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                               INVESTMENT COMPANIES --
                               3.7% of Net Assets
                               DIVERSIFIED FINANCIALS -- 3.7%
                               Asset Management & Custody Banks -- 2.0%
            246,953            ProShares S&P 500 Dividend Aristocrats ETF                   $    15,219,714
                                                                                            ---------------
                                                                                            $    15,219,714
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 0.7%
            102,921            ETFMG Prime Cyber Security ETF                               $     3,714,419
             62,296            PowerShares International BuyBack
                               Achievers Portfolio                                                2,335,477
                                                                                            ---------------
                                                                                            $     6,049,896
-----------------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- 1.0%
             68,336            PowerShares Buyback Achievers Portfolio                      $     3,889,685
             28,596            PowerShares S&P Global Water Index Portfolio                         973,980
            115,256            SPDR S&P Euro Dividend Aristocrats UCITS ETF                       3,268,677
                                                                                            ---------------
                                                                                            $     8,132,342
-----------------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.0%+
             20,990            VanEck Vectors Vietnam ETF                                   $       375,301
                                                                                            ---------------
                               Total Diversified Financials                                 $    29,777,253
-----------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT COMPANIES
                               (Cost $25,242,133)                                           $    29,777,253
-----------------------------------------------------------------------------------------------------------
                               EXCHANGE TRADED COMMODITY
                               DIVERSIFIED FINANCIALS -- 0.0%+
                               Asset Management & Custody Banks -- 0.0%+
              3,411(a)(b)      Xtrackers Physical Rhodium ETC PI21                          $       607,192
                                                                                            ---------------
                               Total Diversified Financials                                 $       607,192
-----------------------------------------------------------------------------------------------------------
                               TOTAL EXCHANGE TRADED COMMODITY
                               (Cost $534,086)                                              $       607,192
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)
-----------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS --
                               1.1% of Net Assets
                               REPURCHASE AGREEMENTS -- 1.1%
          3,890,000            $3,890,000 ScotiaBank, 1.73%, dated
                               4/30/18 plus accrued interest on 5/1/18
                               collateralized by the following:
                               $155,840 Federal National Mortgage Association,
                               3.5% - 4.0%, 7/1/26 - 9/1/47
                               $3,812,151 Government National Mortgage
                               Association, 3.5% - 4.0%, 12/20/45 - 12/20/47.               $     3,890,000
          2,590,000            $2,590,000 TD Securities USA LLC, 1.73%, dated
                               4/30/18 plus accrued interest on 5/1/18
                               collateralized by $2,641,832 U.S. Treasury Notes,
                               2.0%, 4/30/24.                                                     2,590,000
          2,590,000            $2,590,000 TD Securities USA LLC, 1.75%, dated
                               4/30/18 plus accrued interest on 5/1/18
                               collateralized by $2,641,832 U.S. Treasury Notes,
                               2.0%, 4/30/24.                                                     2,590,000
                                                                                            ---------------
                                                                                            $     9,070,000
-----------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $9,070,000)                                            $     9,070,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 27

---------------------------------------------------------------------------------------------------------------------
 Number of                                                              Strike           Expiration
 Contracts        Description        Counterparty       Notional        Price            Date           Value
---------------------------------------------------------------------------------------------------------------------
                                     EXCHANGE-TRADED CALL OPTIONS
                                     PURCHASED -- 0.1%
         2,000    Blue Apron         Citigroup Global   USD   266,000   USD        7     1/18/19        $      15,000
                  Holdings, Inc.     Markets, Inc.
         5,000    KKR & Co. LP       Citigroup Global   USD   590,000   USD       25     1/18/19              287,500
                                     Markets, Inc.
         5,000    KKR & Co. LP       Citigroup Global   USD 1,065,000   USD       22     1/18/19              737,500
                                     Markets, Inc.
                                                                                                        -------------
                                                                                                        $   1,040,000
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL EXCHANGE-TRADED CALL
                                     OPTIONS PURCHASED
                                     (Premium paid $1,921,000)                                          $   1,040,000
---------------------------------------------------------------------------------------------------------------------
                                     OVER THE COUNTER (OTC) CALL OPTIONS
                                     PURCHASED -- 1.6%
         4,448    FTSE 100 Index     Citibank NA        GBP   781,824   GBP    7,476     10/19/18       $   1,104,119
         4,361    FTSE 100 Index     Citibank NA        GBP   766,532   GBP    7,622     1/21/19            1,021,908
         4,544+   Mexbol Index       Citibank NA        MXN   375,388   MXN   51,798     10/24/18             412,916
         3,633+   Mexbol Index       Citibank NA        MXN   375,390   MXN   50,799     10/24/18             412,848
     1,068,600    MXCN Index         Citibank NA        HKD   431,045   HKD       95     7/10/18              136,450
     2,645,843    MXCN Index         Citibank NA        HKD   788,173   HKD       94     7/20/18              483,429
     1,068,600    MXCN Index         Citibank NA        HKD   589,517   HKD       97     10/10/18             256,249
     1,477,549    MXCN Index         Citibank NA        HKD   788,173   HKD       94     10/22/18             547,619
            60    Nikkei 225 Index   Citibank NA        JPY   539,194   JPY   20,888     9/14/18            1,050,474
            53    Nikkei 225 Index   Citibank NA        JPY   668,728   JPY   21,298     9/13/19            1,049,515
        48,961    Nikkei 225 Index   JPMorgan           JPY   434,787   JPY   20,698     9/15/18              925,448
                                     Chase Bank NA
       126,150    Nikkei 225 Index   JPMorgan           JPY 1,096,201   JPY   21,656     8/9/19             2,195,019
                                     Chase Bank NA
        48,019    Nikkei 225 Index   JPMorgan           JPY   590,763   JPY   21,104     9/13/19            1,000,590
                                     Chase Bank NA
        17,953    S&P 500 Index      Citibank NA        USD 1,122,890   USD    2,703     7/10/18              638,878
         7,448    S&P 500 Index      Citibank NA        USD   397,496   USD    2,682     7/24/18              398,882
         6,134    S&P 500 Index      Citibank NA        USD   397,519   USD    2,734     10/24/18             407,477
     3,720,302    Topix Index        Citigroup Global   JPY 1,381,313   JPY    1,787     5/22/18              565,402
                                     Markets, Inc.
                                                                                                        -------------
                                                                                                        $  12,607,223
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL OVER THE COUNTER (OTC) CALL
                                     OPTIONS PURCHASED
                                     (Premium paid $11,524,933)                                         $  12,607,223
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL OPTIONS PURCHASED
                                     (Premium paid $13,445,933)                                         $  13,647,223
---------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN UNAFFILIATED
                                     ISSUERS -- 96.0%
                                     (Cost $723,830,349)                                                $ 779,863,929
---------------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS AND LIABILITIES -- 4.0%                               $  32,379,371
---------------------------------------------------------------------------------------------------------------------
                                     NET ASSETS -- 100.0%                                               $ 812,243,300
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18
bps          Basis Points.

REIT         Real Estate Investment Trust.

(A.D.R.)     American Depositary Receipts.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $29,992,202, or 3.7% of net assets.

+            Amount rounds to less than 0.1%.

+ Securities that used significant unobservable inputs to determine their value.

(a)          Non-income producing security.

(b) All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.)

(c) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at April 30, 2018.

(d)          Security is perpetual in nature and has no stated maturity date.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018, were as follows:

-----------------------------------------------------------------------------------------------------
                                                                  Purchases              Sales
-----------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                         $ 19,777,613           $ 11,720,423
Other Long-Term Securities                                        $928,765,877           $790,808,297

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended April 30, 2018, the Fund did not engage in cross trade activity.

At April 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $731,625,303 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                             $ 66,992,848

           Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                              (19,601,731)
                                                                                    ------------
           Net unrealized appreciation                                              $ 47,391,117
                                                                                    ============

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 29

FUTURES CONTRACTS
COMMODITY FUTURE CONTRACT

------------------------------------------------------------------------------------------------
Number of                                                                         Net
Contracts                      Expiration      Notional           Market          Unrealized
Long         Description       Date            Amount             Value           (Depreciation)
------------------------------------------------------------------------------------------------
     168     Copper            09/26/18        $13,539,588        $12,994,800     $(544,788)
------------------------------------------------------------------------------------------------

CURRENCY FUTURE CONTRACT

-----------------------------------------------------------------------------------------------
Number of
Contracts                      Expiration      Notional           Market           Unrealized
Short        Description       Date            Amount             Value            Appreciation
-----------------------------------------------------------------------------------------------
     91      EURO              06/18/18        $14,219,319        $13,789,913      $429,406
-----------------------------------------------------------------------------------------------

INDEX FUTURES CONTRACTS

-----------------------------------------------------------------------------------------------
Number of
Contracts                      Expiration      Notional           Market          Unrealized
Long         Description       Date            Amount             Value           Appreciation
-----------------------------------------------------------------------------------------------
     273     Dow Jones         06/15/18        $8,171,292         $8,173,620      $2,328
             U.S. Real Estate
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                  Net
Number of                                                                         Unrealized
Contracts                      Expiration      Notional           Market          Appreciation
Short        Description       Date            Amount             Value           (Depreciation)
------------------------------------------------------------------------------------------------
 1,160       Euro Stoxx 50     06/15/18        $  46,224,164      $  48,684,496   $ (2,460,332)
   218       FTSE/JSE Top 40   06/21/18            9,238,548          9,064,008        174,540
   775       MSCI China Free   06/15/18           37,078,387         36,165,375        913,012
   370       Nasdaq 100        06/15/18           49,804,129         48,936,200        867,929
             E-MINI
------------------------------------------------------------------------------------------------
                                               $ 142,345,228      $ 142,850,079   $   (504,851)
------------------------------------------------------------------------------------------------
 TOTAL INDEX FUTURES                           $(134,173,936)     $(134,676,459)  $   (502,523)
================================================================================================
 TOTAL FUTURES CONTRACTS                       $(134,853,667)     $(135,471,572)  $   (617,905)
================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------
                                                                                     Net
                                                                                     Unrealized
Notional                     Obligation           Pay/                  Expiration   Appreciation    Market
Amount       Counterparty    Reference/Index      Receive  Coupon       Date         (Depreciation)  Value
---------------------------------------------------------------------------------------------------------------
   415,832   Citibank NA     ETFMG Prime          Pay      3M LIBOR +   6/15/18      $(239,416)      $(239,416)
                             Cyber Security ETF            20bps
    26,483   Goldman         Goldman Sachs        Pay      3M LIBOR +   11/26/18      (118,757)       (118,757)
             Sachs           Total Cash                    39bps
             International   Return Index*
EUR  1,172   Societe         Solactive European   Pay      3M EURIBOR + 6/12/18         77,870          77,870
             Generale SA     Buyback Index                 30bps
EUR  1,253   Societe         Solactive European   Pay      3M EURIBOR + 10/15/18        50,699          50,699
             Generale SA     Buyback Index                 55bps
---------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                                 $(229,604)      $(229,604)
===============================================================================================================

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

GBP   --   Great British Pound
HKD   --   Hong Kong Dollar
IDR   --   Indonesian Rupiah
JPY   --   Japanese Yen
MXN   --   Mexican Peso

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 31

* The following table shows the individual positions and related values of the securities underlying the total return swap with Goldman Sachs International, as of April 30, 2018.

-----------------------------------------------------------------------------------------------------
Index Description                                      Shares         Value               % of basket
-----------------------------------------------------------------------------------------------------
American Airlines Group, Inc.                           48            $  (2,077)            1.75%
Apple, Inc.                                             14               (2,373)            2.00%
AbbVie, Inc.                                            31               (3,020)            2.54%
AmerisourceBergen Corp.                                 25               (2,277)            1.92%
Archer-Daniels-Midland Co.                              45               (2,046)            1.72%
AES Corp.                                              182               (2,232)            1.88%
American International Group, Inc.                      34               (1,896)            1.60%
Assurant, Inc.                                          21               (1,989)            1.67%
Applied Materials, Inc.                                 51               (2,523)            2.12%
Ameriprise Financial, Inc.                              16               (2,262)            1.90%
Boeing Co.                                              11               (3,722)            3.13%
CBS Corp.                                               31               (1,525)            1.28%
Capital One Financial Corp.                             26               (2,325)            1.96%
CenturyLink, Inc.                                       80               (1,493)            1.26%
Discover Financial Services                             33               (2,348)            1.98%
Quest Diagnostics, Inc.                                 20               (1,978)            1.67%
eBay, Inc.                                              62               (2,338)            1.97%
Equity Residential                                      32               (1,971)            1.66%
Express Scripts Holding Co.                             34               (2,545)            2.14%
F5 Networks, Inc.                                       16               (2,605)            2.19%
General Electric Co.                                    71               (1,001)            0.84%
Gilead Sciences, Inc.                                   30               (2,173)            1.83%
Corning, Inc.                                           71               (1,932)            1.63%
HCA Healthcare, Inc.                                    24               (2,345)            1.97%
HP, Inc.                                               110               (2,355)            1.98%
Michael Kors Holdings Ltd.                              55               (3,780)            3.18%
LyondellBasell Industries NV                            24               (2,573)            2.17%
McDonald's Corp.                                        15               (2,468)            2.08%
Monster Beverage Corp.                                  45               (2,500)            2.10%
Motorola Solutions, Inc.                                24               (2,635)            2.22%
Navient Corp.                                          136               (1,799)            1.52%
NRG Energy, Inc.                                       122               (3,783)            3.19%
NetApp, Inc.                                            52               (3,446)            2.90%
ONEOK, Inc.                                             39               (2,361)            1.99%
Procter & Gamble Co.                                    24               (1,709)            1.44%
PulteGroup, Inc.                                        91               (2,762)            2.33%
Qorvo, Inc.                                             30               (2,043)            1.72%
Seagate Technology PLC                                  49               (2,834)            2.39%
Sysco Corp.                                             39               (2,440)            2.05%
TransDigm Group, Inc.                                    8               (2,680)            2.26%

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

-----------------------------------------------------------------------------------------------------
Index Description                                      Shares         Value               % of basket
-----------------------------------------------------------------------------------------------------
Target Corp.                                            37            $  (2,681)            2.26%
Tyson Foods, Inc.                                       32               (2,250)            1.89%
United Continental Holdings, Inc.                       29               (1,984)            1.67%
Valero Energy Corp.                                     32               (3,541)            2.98%
Williams Cos, Inc.                                      67               (1,732)            1.46%
Western Union Co.                                      104               (2,051)            1.73%
Weyerhaeuser Co.                                        61               (2,240)            1.89%
XL Group Ltd.                                           49               (2,740)            2.31%
DENTSPLY SIRONA, Inc.                                   33               (1,642)            1.38%
Yum! Brands, Inc.                                       31               (2,732)            2.30%
-----------------------------------------------------------------------------------------------------
Totals                                                                $(118,757)          100.00%
=====================================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------------
                                 Level 1           Level 2           Level 3        Total
-------------------------------------------------------------------------------------------------
Preferred Stock
 Real Estate
   Retail REIT                   $         --      $         --      $124,348       $    124,348
Common Stocks                     642,851,611                --            --        642,851,611
Corporate Bonds                            --        35,507,318            --         35,507,318
U.S. Government and
 Agency Obligation                         --        20,332,305            --         20,332,305
Foreign Government Bonds                   --        27,946,679            --         27,946,679
Mutual Funds                       30,384,445                --            --         30,384,445
Repurchase Agreements                      --         9,070,000            --          9,070,000
Exchange-Traded Call
 Options Purchased                  1,040,000                --            --          1,040,000
Over The Counter (OTC)
 Call Options Purchased                    --        12,607,223            --         12,607,223
-------------------------------------------------------------------------------------------------
Total Investments
 in Securities                   $674,276,056      $105,463,525      $124,348       $779,863,929
=================================================================================================
Other Financial Instruments
 Unrealized depreciation
   on futures contracts              (617,905)               --            --           (617,905)
 Swap contracts, at value                  --          (229,604)           --           (229,604)
-------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments           $   (617,905)     $   (229,604)           --       $   (847,509)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 33

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                      Preferred
                                                                      Stock
--------------------------------------------------------------------------------
  Balance as of 10/31/17                                              $161,195
  Realized gain (loss)(1)                                                   --
  Changed in unrealized appreciation (depreciation)(2)                 (36,847)
  Purchases                                                                 --
  Sales                                                                     --
  Transfers in to Level 3*                                                  --
  Transfers out of Level 3*                                                 --
--------------------------------------------------------------------------------
  Balance as of 4/30/18                                               $124,348
================================================================================

1    Realized gain (loss) on these securities is included in the realized gain
     (loss) on investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments
     still held and considered Level 3 at April 30, 2018:                         $(36,847).
                                                                                  --------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (Consolidated) (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $723,830,349)         $779,863,929
  Cash                                                                         6,631,716
  Foreign currencies, at value (cost $17,542,086)                             17,371,916
  Swaps collateral                                                               335,226
  Futures collateral                                                          11,177,000
  Due from broker for futures and options                                      4,446,609
  Receivables --
     Investment securities sold                                                3,860,957
     Fund shares sold                                                            746,483
     Dividends                                                                 1,275,861
     Interest                                                                  1,012,400
  Due from the Adviser                                                             5,402
  Other assets                                                                   239,898
----------------------------------------------------------------------------------------
         Total assets                                                       $826,967,397
========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                       $  8,080,949
      Fund shares repurchased                                                  1,717,994
      Distributions                                                                  763
      Trustees' fees                                                               1,808
   Options collateral                                                          3,350,000
   Variation margin for futures contracts                                        337,265
   Net unrealized depreciation on futures contracts                              617,905
   Swap contracts, at value                                                      229,604
   Due to affiliates                                                             111,200
   Accrued expenses and other liabilities                                        276,609
----------------------------------------------------------------------------------------
           Total liabilities                                                $ 14,724,097
========================================================================================
NET ASSETS:
  Paid-in capital                                                           $710,408,916
  Distributions in excess of net investment income                            (5,702,680)
  Accumulated net realized gain on investments                                52,561,388
  Net unrealized appreciation on investments                                  54,975,676
----------------------------------------------------------------------------------------
         Net assets                                                         $812,243,300
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $157,204,264/11,274,461 shares)                         $      13.94
  Class C (based on $144,751,079/10,574,074 shares)                         $      13.69
  Class R (based on $363,014/26,203 shares)                                 $      13.85
  Class Y (based on $509,924,943/36,412,408 shares)                         $      14.00
MAXIMUM OFFERING PRICE:
  Class A ($13.94 (divided by) 95.5%)                                       $      14.60
========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 35

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign
      taxes withheld $236,495)                                    $  5,033,659
   Interest from unaffiliated issuers                                1,971,331
-----------------------------------------------------------------------------------------------
         Total investment income                                                   $  7,004,990
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $  2,536,436
  Administrative expense                                               134,117
  Transfer agent fees
     Class A                                                            46,941
     Class C                                                            51,410
     Class R                                                               430
     Class Y                                                           205,325
  Distribution fees
     Class A                                                           183,063
     Class C                                                           735,409
     Class R                                                               771
  Shareowner communications expense                                     22,327
  Custodian fees                                                       120,399
  Registration fees                                                     30,080
  Professional fees                                                     47,640
  Printing expense                                                      26,449
  Pricing expense                                                        2,878
  Trustees' fees                                                        13,667
  Insurance expense                                                      4,013
  Miscellaneous                                                         41,107
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $  4,202,462
     Less fees waived and expenses reimbursed by the Adviser                            (36,692)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                  $  4,165,770
-----------------------------------------------------------------------------------------------
         Net investment income                                                     $  2,839,220
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                          $ 55,909,691
     Futures contracts                                             (10,293,370)
     Swap contracts                                                  7,482,349
     Other assets and liabilities denominated
        in foreign currencies                                           86,989     $ 53,185,659
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign capital
        gain tax of $(24,506))                                    $(12,172,189)
     Futures contracts                                               2,385,512
     Swap contracts                                                 (2,166,239)
     Other assets and liabilities denominated
        in foreign currencies                                         (241,357)    $(12,194,273)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                           $ 40,991,386
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $ 43,830,606
===============================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/18         Year Ended
                                                            (unaudited)     10/31/17
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  2,839,220    $   6,674,156
Net realized gain (loss) on investments                       53,185,659       61,804,939
Change in net unrealized appreciation
  (depreciation) on investments                              (12,194,273)      39,928,961
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $ 43,830,606    $ 108,408,056
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.24 and $0.12 per share, respectively)        $ (2,455,866)   $  (1,416,002)
   Class C ($0.21 and $0.06 per share, respectively)          (2,350,810)        (820,498)
   Class R ($0.24 and $0.08 per share, respectively)              (4,761)          (2,157)
   Class Y ($0.25 and $0.16 per share, respectively)          (7,197,137)      (4,306,248)
Net realized gain:
   Class A ($0.88 and $0.00 per share, respectively)          (8,600,522)              --
   Class C ($0.88 and $0.00 per share, respectively)          (9,238,153)              --
   Class R ($0.88 and $0.00 per share, respectively)             (16,852)              --
   Class Y ($0.88 and $0.00 per share, respectively)         (23,129,074)              --
------------------------------------------------------------------------------------------
          Total distributions to shareowners                $(52,993,175)   $  (6,544,905)
==========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                           $208,200,636    $ 127,803,029
Reinvestment of distributions                                 45,544,554        5,535,308
Cost of shares repurchased                                   (91,033,188)    (267,730,775)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                       $162,712,002    $(134,392,438)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $153,549,433    $ (32,529,287)
NET ASSETS:
Beginning of period                                         $658,693,867    $ 691,223,154
------------------------------------------------------------------------------------------
End of period                                               $812,243,300    $ 658,693,867
------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                        $ (5,702,680)   $   3,466,674
==========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 37

--------------------------------------------------------------------------------------------------------------------------
                                                      Six Months       Six Months
                                                      Ended            Ended
                                                      4/30/18          4/30/18            Year Ended        Year Ended
                                                      Shares           Amount             10/31/17          10/31/17
                                                      (unaudited)      (unaudited)        Shares            Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                            2,221,108       $ 30,883,468         1,560,400       $  19,940,069
Reinvestment of
   distributions                                         742,316          9,963,263           100,053           1,248,365
Less shares repurchased                               (1,591,165)       (22,115,265)       (5,467,662)        (68,177,267)
--------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                          1,372,259       $ 18,731,466        (3,807,209)      $ (46,988,833)
==========================================================================================================================
Class C
Shares sold                                              704,190       $  9,578,097           727,136       $   9,039,802
Reinvestment of
   distributions                                         718,096          9,473,250            53,726             643,644
Less shares repurchased                               (1,497,762)       (20,551,952)       (5,156,033)        (64,137,045)
--------------------------------------------------------------------------------------------------------------------------
      Net decrease                                       (75,476)      $ (1,500,605)       (4,375,171)      $ (54,453,599)
==========================================================================================================================
Class R
Shares sold                                                7,421       $    102,050             8,525       $     103,330
Reinvestment of
   distributions                                             488              6,510                70                 841
Less shares repurchased                                   (1,460)           (20,289)          (12,309)           (151,715)
--------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                              6,449       $     88,271            (3,714)      $     (47,544)
==========================================================================================================================
Class Y
Shares sold                                           11,966,221       $167,637,021         7,774,087       $  98,719,828
Reinvestment of
   distributions                                       1,936,791         26,101,531           288,109           3,642,458
Less shares repurchased                               (3,475,531)       (48,345,682)      (10,856,968)       (135,264,748)
--------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                         10,427,481       $145,392,870        (2,794,772)      $ (32,902,462)
==========================================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Financial Highlights (Consolidated)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year         Year         Year         Year       Year
                                                           4/30/18       Ended        Ended        Ended        Ended      Ended
                                                           (unaudited)   10/31/17     10/31/16*    10/31/15*    10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  14.17      $  12.03     $  12.68     $  12.94     $  13.33   $  11.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.05(a)   $   0.14(a)  $   0.16(a)  $   0.17(a)  $   0.27   $   0.21
   Net realized and unrealized gain (loss) on
      investments                                              0.84          2.12        (0.07)        0.20        (0.09)      1.51
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.89      $   2.26     $   0.09     $   0.37     $   0.18   $   1.72
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.24)     $  (0.12)    $  (0.18)    $  (0.30)    $  (0.08)  $  (0.15)
   Net realized gain                                          (0.88)           --        (0.56)       (0.33)       (0.49)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (1.12)     $  (0.12)    $  (0.74)    $  (0.63)    $  (0.57)  $  (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.23)     $   2.14     $  (0.65)    $  (0.26)    $  (0.39)  $   1.57
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.94      $  14.17     $  12.03     $  12.68     $  12.94   $  13.33
====================================================================================================================================
Total return (b)                                               6.73%(c)     18.96%        0.88%        2.85%        1.45%     14.72%
Ratio of net expenses to average net assets (d)                1.14%(e)      1.18%        1.19%        1.20%        1.23%      1.20%
Ratio of net investment income (loss) to average
   net assets                                                  0.77%(e)      1.08%        1.38%        1.33%        1.60%      1.82%
Portfolio turnover rate                                         125%(c)       292%         230%         295%         383%       288%
Net assets, end of period (in thousands)                   $157,204      $140,278     $164,898     $209,001     $227,251   $335,398
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses to average net assets (d)                    1.14%(e)      1.18%        1.19%        1.26%        1.23%      1.23%
   Net investment income (loss) to average net assets          0.77%(e)      1.08%        1.38%        1.27%        1.60%      1.79%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.05% and 0.00%, respectively.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 39

------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended               Year         Year             Year         Year       Year
                                                 4/30/18             Ended        Ended            Ended        Ended      Ended
                                                 (unaudited)         10/31/17     10/31/16*        10/31/15*    10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period             $  13.95            $  11.88     $      12.56     $  12.78     $  13.21   $  11.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                  $  (0.00)(a)(b)(c)  $   0.04(b)  $       0.07(b)  $   0.07(b)  $   0.13   $   0.12
   Net realized and unrealized gain (loss)
      on investments                                 0.83                2.09            (0.07)        0.20        (0.05)      1.50
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                    $   0.83            $   2.13     $         --     $   0.27     $   0.08   $   1.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                         $  (0.21)           $  (0.06)    $      (0.12)    $  (0.16)    $  (0.02)  $  (0.07)
   Net realized gain                                (0.88)                 --            (0.56)       (0.33)       (0.49)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $  (1.09)           $  (0.06)    $      (0.68)    $  (0.49)    $  (0.51)  $  (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  (0.26)           $   2.07     $      (0.68)    $  (0.22)    $  (0.43)  $   1.55
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  13.69            $  13.95     $      11.88     $  12.56     $  12.78   $  13.21
====================================================================================================================================
Total return (d)                                     6.41%(e)           18.01%            0.09%        2.12%        0.60%     13.93%
Ratio of net expenses to average net assets (f)      1.89%(g)            1.93%            1.94%        2.01%        1.97%      1.98%
Ratio of net investment income (loss) to average
   net assets                                       (0.02)%(g)           0.34%            0.63%        0.52%        0.89%      1.05%
Portfolio turnover rate                               125%(e)             292%             230%         295%         383%       288%
Net assets, end of period (in thousands)         $144,751            $148,591     $    178,457     $218,597     $238,164   $251,889
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with the net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e)  Not annualized.

(f)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.05% and 0.00%, respectively.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year
                                                            4/30/18      Ended       Ended       Ended       Ended       9/13/13 to
                                                            (unaudited)  10/31/17    10/31/16*   10/31/15*   10/31/14*   10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                        $14.11       $12.00      $12.69      $12.92      $13.32      $ 12.87(a)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $ 0.02(b)    $ 0.08(b)   $ 0.10(b)   $ 0.06(b)   $ 0.15      $  0.05
   Net realized and unrealized gain (loss) on
      investments                                             0.84         2.11       (0.08)       0.19        0.00(c)      0.44
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $ 0.86       $ 2.19      $ 0.02      $ 0.25      $ 0.15      $  0.49
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $(0.24)      $(0.08)     $(0.15)     $(0.15)     $(0.06)     $ (0.04)
   Net realized gain                                         (0.88)          --       (0.56)      (0.33)      (0.49)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $(1.12)      $(0.08)     $(0.71)     $(0.48)     $(0.55)     $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $(0.26)      $ 2.11      $(0.69)     $(0.23)     $(0.40)     $  0.45
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $13.85       $14.11      $12.00      $12.69      $12.92      $ 13.32
====================================================================================================================================
Total return (d)                                              6.52%(e)    18.35%       0.34%       1.90%       1.19%        4.76%(e)
Ratio of net expenses to average net assets (f)               1.67%(g)     1.62%       1.71%       2.01%       1.55%        1.36%(g)
Ratio of net investment income (loss) to average
   net assets                                                 0.30%(g)     0.64%       0.86%       0.47%       1.40%        2.96%(g)
Portfolio turnover rate                                        125%(e)      292%        230%        295%        383%         288%
Net assets, end of period (in thousands)                    $  363       $  279      $  282      $  120      $   74      $    10
Ratios with no waiver of fees and assumption of expensed
   by the Adviser and no reduction for fees
   paid indirectly:
   Total expense to average net assets (f)                    1.67%(g)     1.62%       1.71%       2.01%       1.55%        1.36%(g)
   Net investment income (loss) to average net assets         0.30%(g)     0.64%       0.86%       0.47%       1.40%        2.96%(g)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)  Not annualized.

(f)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.05% and 0.00%, respectively.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 41

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year         Year         Year         Year       Year
                                                           4/30/18       Ended        Ended        Ended        Ended      Ended
                                                           (unaudited)   10/31/17     10/31/16*    10/31/15*    10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  14.22      $  12.08     $  12.72     $  12.97     $  13.37   $  11.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.07(a)   $   0.18(a)  $   0.20(a)  $   0.21(a)  $   0.27   $   0.25
   Net realized and unrealized gain (loss)
      on investments                                           0.84          2.12        (0.08)        0.20        (0.05)      1.52
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.91      $   2.30     $   0.12     $   0.41     $   0.22   $   1.77
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.25)     $  (0.16)    $  (0.20)    $  (0.33)    $  (0.13)  $  (0.19)
   Net realized gain                                          (0.88)           --        (0.56)       (0.33)       (0.49)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (1.13)     $  (0.16)    $  (0.76)    $  (0.66)    $  (0.62)  $  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.22)     $   2.14     $  (0.64)    $  (0.25)    $  (0.40)  $   1.58
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  14.00      $  14.22     $  12.08     $  12.72     $  12.97   $  13.37
====================================================================================================================================
Total return (b)                                               6.89%(c)     19.24%        1.17%        3.20%        1.70%     15.07%
Ratio of net expenses to average net assets (d)                0.90%(e)      0.90%        0.90%        0.90%        0.95%      0.90%
Ratio of net investment income (loss) to average
   net assets                                                  1.06%(e)      1.37%        1.65%        1.63%        1.92%      2.11%
Portfolio turnover rate                                         125%(c)       292%         230%         295%         383%       288%
Net assets, end of period (in thousands)                   $509,925      $369,546     $347,586     $378,895     $401,336   $427,190
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expense to average net assets (d)                     0.92%(e)      0.95%        0.96%        1.02%        1.00%      0.98%
   Net investment income (loss) to average net assets          1.04%(e)      1.32%        1.59%        1.52%        1.92%      2.03%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.05% and 0.00%, respectively.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Notes to Financial Statements | 4/30/18 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VI (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T, and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Class K and Class T shares had not commenced operations as of April 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 43

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the "Subsidiary"). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2018, the Subsidiary represented $5,729,680, or approximately 0.71%, of the net assets of the Fund.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

44 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer-term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 45

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     At April 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

     Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly

46 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 47

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $6,544,905
     ---------------------------------------------------------------------------
          Total                                                       $6,544,905
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 35,164,458
     Undistributed long term capital gain                             16,457,500
     Unrealized appreciation                                          59,374,995
     ---------------------------------------------------------------------------
          Total                                                     $110,996,953
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and swaps, and common stock holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $15,051 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

48 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices).The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 49 commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants, over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or

50 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average absolute market value of contracts open during the six months ended April 30, 2018 was $223,098,191.

     Open futures contracts outstanding at April 30, 2018 are listed in the Schedule of Investments.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 51 price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of April 30, 2018 are disclosed in the Fund's Schedule of investments.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average market value of written options open during the six months ended April 30, 2018 was $122,188. There were no open written options contracts at April 30, 2018.

K.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on

52 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The amount of cash deposited with the broker as collateral at April 30, 2018 is recorded as "Options collateral" on the Statement of Assets and Liabilities. The average market value of purchased options open during the six months ended April 30, 2018 was $12,659,668.

     Open purchased options at April 30, 2018 are listed on the Fund's Schedule of Investments.

L.   Total Return Swap Contracts

     The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 53

     The amount of cash deposited with the broker as collateral at April 30, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities. Open total return swap contracts outstanding at April 30, 2018 are listed in the Schedule of Investments. The average notional value of total return swap contracts open during the six months ended April 30, 2018 was $62,571,884.

M.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk,

54 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

     There were no credit default swap contracts held during the six months ended April 30, 2018.

N.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     There were no forward foreign currency contracts outstanding at April 30, 2018.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 55

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% (annualized) of the Subsidiary's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigations) to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended April 30, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2019. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $85,955 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc., serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
 Shareowner Communications
-------------------------------------------------------------------------------
 Class A                                                                $ 7,232
 Class C                                                                  5,455
 Class R                                                                    108
 Class Y                                                                  9,532
-------------------------------------------------------------------------------
   Total                                                                $22,327
===============================================================================

56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,245 in distribution fees payable to the Distributor at April 30, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2018, CDSCs in the amount of $2,779 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 57 borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2018, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swap collateral" and/or "Futures collateral." Securities pledged by the Fund as collateral, if any, are identified as such on the Schedule of Investments.

58 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2018.

--------------------------------------------------------------------------------------------------------------
                       Derivative Assets         Derivatives      Non-Cash        Cash          Net Amount
                       Subject to Master         Available for    Collateral      Collateral    of Derivative
 Counterparty          Netting Agreement         Offset           Received (a)    Received (a)  Assets (b)
--------------------------------------------------------------------------------------------------------------
 Societe Generale SA   $128,569                  $ --             $ --            $ --          $128,569
--------------------------------------------------------------------------------------------------------------
   Total               $128,569                  $ --             $ --            $ --          $128,569
==============================================================================================================

---------------------------------------------------------------------------------------------------------------
                       Derivative Liabilities    Derivatives      Non-Cash        Cash          Net Amount
                       Subject to Master         Available for    Collateral      Collateral    of Derivative
 Counterparty          Netting Agreement         Offset           Pledged (a)     Pledged (a)   Liabilities (c)
---------------------------------------------------------------------------------------------------------------
 Citibank NA           $239,416                  $ --             $ --            $      --     $239,416
 Goldman Sachs
     International      118,757                    --               --             (118,757)          --
---------------------------------------------------------------------------------------------------------------
     Total             $358,173                  $ --             $ --            $(118,757)    $239,416
===============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 59

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018 was as follows:

---------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                                                     Foreign
                           Interest        Credit    Exchange     Equity      Commodity
                           Rate Risk       Risk      Rate Risk    Risk        Risk
---------------------------------------------------------------------------------------
 Assets
  Unrealized
   appreciation on
   futures contracts       $ --            $ --      $429,406     $     --    $     --
---------------------------------------------------------------------------------------
   Total Value             $ --            $ --      $429,406     $     --    $     --
=======================================================================================
 Liabilities
  Unrealized
    depreciation on
    futures contracts      $ --            $ --      $      --    $502,523    $544,788
  Swap contracts,
    at value                 --              --             --     229,604          --
---------------------------------------------------------------------------------------
    Total Value            $ --            $ --      $      --    $732,127    $544,788
=======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018 was as follows:

--------------------------------------------------------------------------------------------
 Statement of Operations
                                                    Foreign
                           Interest        Credit   Exchange     Equity         Commodity
                           Rate Risk       Risk     Risk Rate    Risk           Risk
--------------------------------------------------------------------------------------------
 Net realized gain
  (loss) on
  Futures contracts        $(1,398,968)    $ --     $(114,069)    $(7,789,977)   $ (990,356)
  Swap contracts                    --       --            --       7,482,349            --
--------------------------------------------------------------------------------------------
    Total Value            $(1,398,968)    $ --     $(114,069)    $  (307,628)   $ (990,356)
============================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on:
  Futures contracts        $     64,832    $ --     $(978,976)    $ 3,844,444    $ (544,788)
  Swap contracts                     --      --            --      (2,166,239)           --
--------------------------------------------------------------------------------------------
   Total Value             $     64,832    $ --     $(978,976)    $ 1,678,205    $ (544,788)
============================================================================================

60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 61 during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

62 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 63

                           This page is for your notes.

64 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

                           This page is for your notes.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 65

                           This page is for your notes.

66 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

                           This page is for your notes.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18 67

                           This page is for your notes.

68 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 24879-07-0618

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2018

* Print the name and title of each signing officer under his or her signature.